Exhibit 10.25

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.
COLLABORATION AND LICENSE AGREEMENT
BETWEEN
RECURSION PHARMACEUTICALS, INC.
AND
GENENTECH, INC. AND F. HOFFMANN-LA ROCHE LTD
AS OF DECEMBER 5, 2021

TABLE OF CONTENTS

ARTICLE 1 Definitions 1
ARTICLE 2 Governance 29
ARTICLE 3 Map Creation; Acceptance; Access 37
ARTICLE 4 Collaboration Programs 50
ARTICLE 5 Diligence 68
ARTICLE 6 Financial Terms 69
ARTICLE 7 Payment Terms; Reports; Audits 86
ARTICLE 8 Licenses 91
ARTICLE 9 Intellectual Property 102
ARTICLE 10 Confidentiality and Non-Disclosure 108
ARTICLE 11 Representations, Warranties and Covenants 114
ARTICLE 12 Indemnification 117
ARTICLE 13 Term; Termination 119
ARTICLE 14 Dispute Resolution 126
ARTICLE 15 Miscellaneous 128

EXHIBITS
Exhibit A    Authorized Subcontractors
Exhibit B    Initial Criteria
Exhibit C    Initial Research Plan for Initial Neuroscience Phenomaps and [***] Phenomaps
Exhibit D    Press Release
Exhibit E    Existing Third-Party In-License Agreements

COLLABORATION AND LICENSE AGREEMENT
This Collaboration and License Agreement (“Agreement”) is made and entered into as of December, 5 2021 (“Effective Date”), between Recursion Pharmaceuticals, Inc., having its principal place of business at 41 S. Rio Grande Street, Salt Lake City, Utah 84101 (“Recursion”) on the one hand and Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”) and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“FHLR”) (GNE and FHLR, collectively, “Roche”), on the other hand. Roche and Recursion are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background
WHEREAS, Recursion is a biotechnology company that has expertise in technology-enabled drug discovery.
WHEREAS, Roche is a biopharmaceutical company that is engaged in the discovery, research, development, manufacture and sale of pharmaceutical products.
WHEREAS, the Parties desire to collaborate in the discovery and development of small molecules and novel targets and therapeutic products containing such small molecules or directed to such targets.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Roche and Recursion agree as follows:
ARTICLE 1
Definitions
Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.
1.1“Acceptance Fee” is defined in Section 6.2.
1.2“Acceptance Notice” is defined in Section 3.4.2(b).
1.3“Accepted” is defined in Section 3.4.2(b).
1.4“Accounting Standards” means the maintenance of records and books of accounts in accordance with either IFRS or US GAAP, in each case as currently used at the applicable time by, and as consistently applied by, the applicable Party or its Affiliate or Sublicensee.
1.5“Access Log” means the electronic record generated for each Phenomap created pursuant to ARTICLE 3 and each Joint Multi-Modal Map setting forth each login [***] to such map and all queries of such map run for such login by such individual during the applicable Exclusivity Period, which record will identify, among other agreed upon data, the following information: [***].
1.6“Acquired Entity” is defined in Section 8.14.5(b).
1.7“Acquisition Entity” is defined in Section 8.14.5(a).

1.8“Additional Neuroscience Phenomap” means a Roche-requested Neuroscience Phenomap that is not an Initial Neuroscience Phenomap.
1.9“Additional Screening Period” is defined in Section 4.1.7(b).
1.10“Additional Screening Work” is defined in Section 4.1.7(b).
1.11“Affiliate” means any entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party, at any point in time and for so long as such control exists. For purposes of the preceding sentence, “controls”, “controlled”, and “control” means (a) the direct or indirect ownership of more than fifty percent (>50%) of the voting stock or other voting interests or interest in the profits of the Party or (b) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. Notwithstanding the foregoing, for purposes of this Agreement, [***], shall not be considered Affiliates of Roche, unless and until Roche elects to include [***] as an Affiliate of Roche, by providing written notice to Recursion of such election.
1.12“Agreement” has the meaning set forth in the preamble hereto.
1.13“Alliance Manager” is defined in Section 2.5.
1.14“Annual Net Sales” means, with respect to a Collaboration Product, all Net Sales of such Collaboration Product during a Calendar Year.
1.15“Applicable Law” means any and all laws, statues, codes, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental authority within the relevant jurisdiction applicable to the activities under this Agreement.
1.16“Authorized Subcontractor” means, with respect to any activity within a Research Plan allocated to Recursion (the “Subcontracted Activity”), a Recursion subcontractor (a) set forth on Exhibit A to perform such activity or (b) [***].
1.17“Available” is defined in Section 9.1.
1.18“Available Stage 3 SM Program” means, subject to Section 4.3.3, a Stage 3 Small Molecule Program in the Neuro Field that (a) [***] or (b) [***].
1.19“Back Costs” is defined in Section 9.1.
1.20“Backup Small Molecule” means, with respect to a Stage 3 Small Molecule Program for which Roche exercised its Roche Development Candidate Option, [***] and (a) [***]; or (b) that Roche has designated as a Backup Small Molecule in accordance with Section 4.2.5(b).
1.21“Baseline Exclusivity Period” means the Baseline [***] Exclusivity Period or Baseline Neuroscience Exclusivity Period, as applicable.
1.22“Board of Directors” is defined in Section 1.27.
1.23“Business Day” means any day, other than a Saturday, Sunday or day on which commercial banks located in the United States or Switzerland are authorized or required by law to be closed.
1.24“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1 (Q1), April 1 (Q2), July 1 (Q3) and October 1 (Q4), except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.
1.25“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.
1.26“Cell Context” means, for a Phenomap, the cell model used to create such Phenomap, [***] (such [***], and such [***]).
1.27“Change in Control” with respect to Recursion, shall be deemed to have occurred if any of the following occurs after the Effective Date:
(a)any “person” or “group” (as such terms are defined below) (i) becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Recursion then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of Recursion representing more than fifty percent (50%) of the total voting power of all outstanding classes of Voting Stock of Recursion or (ii) acquires the power, directly or indirectly, to elect a majority of the members of the board of directors, or similar governing body (“Board of Directors”) of Recursion; or
(b)Recursion enters into a merger, consolidation or similar transaction with a Third Party (whether or not Recursion is the surviving entity) and as a result of such merger, consolidation or similar transaction (i) the members of the Board of Directors of Recursion immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of Recursion or of such surviving entity immediately following such transaction (a “Board Change”) or (ii) the individuals or entities that beneficially owned, directly or indirectly, the shares of Voting Stock of Recursion immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of Recursion representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving entity in substantially the same proportions as their ownership of Voting Stock of Recursion immediately prior to such transaction (a “Stockholder Change”); or
(c)Recursion sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of Recursion’s assets to which this Agreement relates.
For the purpose of this Section 1.27, (x) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act; (y) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (z) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.” Notwithstanding the foregoing, (A) a transaction solely to change the domicile of Recursion; or (B) any merger or consolidation between Recursion and one or more of its Affiliates shall not constitute a Change in Control, unless such merger or consolidation would cause the occurrence of either or both of a Board Change or a Stockholder Change.

1.28“Co-Lead” is defined in Section 2.3.4.
1.29“Collaboration” means the Parties’ joint effort, during the applicable Exclusivity Period, to design and create Phenomaps (and for the Neuro Field, Joint Multi-Modal Maps), discover and validate Collaboration Insights with respect to Small Molecules and Targets, identify and validate Novel Targets for therapeutic products, and conduct hit-to-lead activities to identify Lead Series from such Small Molecules and lead optimization activities to develop Development Candidates from such Lead Series, in each case in accordance with this Agreement.
1.30“Collaboration Cloud” is defined in Section 3.6.2.
1.31“Collaboration Data” means Neuro Image Data, HUVEC Image Data and Embeddings, [***] Image Data and Embeddings, Sequencing Data, Neuro Image Embeddings, Neuro Image Multi-Modal Embeddings, Sequencing Multi-Model Embeddings, Joint Multi-Modal Embeddings, Phenomaps created pursuant to ARTICLE 3 (or, in the case of the HUVEC Phenomap, the augmentations to it created pursuant to Section 3.3.3), Joint Multi-Modal Maps, Collaboration Insights, Program Data and Other Collaboration Data, and the Copyrights in all the foregoing.
1.32“Collaboration Insight” means an observation made by a Party (solely or jointly) from the HUVEC Phenomap (as may be augmented), a Phenomap created pursuant to ARTICLE 3 or a Joint Multi-Modal Map, in each case during the applicable Exclusivity Period, related to a gene(s) or Other Map Perturbation(s) relevant to the applicable Exclusive Field (the “Insight Perturbation”) that is either (a) an inference of a novel (e.g. unknown to Roche) potential relationship between a Small Molecule(s) and such Insight Perturbation (an “Initial Small Molecule Hit”); or (b) an inference of a novel potential relationship between a potential Novel Target and such Insight Perturbation (an “Initial Identified Target Hit”), and in each case of (a) and (b), (1) [***] or (2) [***].
1.33“Collaboration Product” means a Product, Roche Enabled Product or Roche Validated Target Product.
1.34“Collaboration Wind-Down” is defined in Section 13.5.8(b).
1.35“Combination” is defined in Section 1.169.
1.36“Commercially Reasonable Efforts” means with respect to a Party, [***].
1.37“Competing Program” is defined in Section 8.14.5.
1.38“Competitive Product” means, [***].
1.39“Completion Date” is defined in Section 1.228.
1.40“Compulsory Sublicense” means a license or sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to make, use, sell, offer for sale, import or export a Product in any country.
1.41“Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.
1.42“Confidential Information” is defined in Section 10.1.

1.43“Control” or “Controlled by” means the rightful possession by a Party, as of the Effective Date or during the Term, of the ability to grant a license, sublicense or other right to exploit (other than by operations of the licenses granted herein) any item or right under Patents, Copyrights, Trademarks, Know-How or other intellectual property rights, as provided herein, without violating the terms of any agreement with any Third Party or causing such Party to incur any payment obligations, other than Existing Third Party Agreement Payments, by reason of the grant of such license, sublicense or other right, unless the Party receiving such license, sublicense or other right agrees to reimburse the other Party for such payments, in accordance with Section 9.1 (as applicable). Notwithstanding anything to the contrary in this Agreement, in the event of a Change in Control, the following shall not be deemed to be Controlled by Recursion: (a) any materials, Know-How or other intellectual property right (including Patents) owned or licensed by the Acquisition Entity immediately prior to the closing of such Change in Control; and (b) any materials, Know-How or other intellectual property right (including Patents) that any Acquisition Entity subsequently develops without accessing or practicing the Recursion Platform (including Recursion Platform Improvement IP) or any of the Recursion Licensed IP, Joint Collaboration IP, Program IP, Collaboration Data, Roche’s Materials, or other Confidential Information of Roche, except to the extent Recursion or the Acquisition Entity, in its discretion, used an item described in clause (a) or (b) to perform the Collaboration.
1.44“Copyright(s)” means any and all copyrights and copyright applications and any copyrights issuing therefrom. For clarity, Copyrights exclude Data and Materials.
1.45“Cover” (including variations such as “Covered”, “Covering” and the like), means, with respect to a Valid Claim and in reference to a particular Product or Recursion Product (in each case, whether alone or in combination with one or more other ingredients) that the use, sale, offer for sale or import of such Product in a country would, but for ownership thereof or a license granted in this Agreement thereunder, infringe such Valid Claim in the applicable country on the date of sale.
1.46“CPA Firm” is defined in Section 7.9.2.
1.47“[***] Exclusivity Period” means the period beginning on the Effective Date and ending [***] (the “Baseline [***] Exclusivity Period”), [***].
1.48“[***] Field” means [***].
1.49“[***] Image Data and Embeddings” means [***].
1.50“[***] JRC” is defined in Section 2.2.1.
1.51“[***] Phenomap” means a Full Phenomap generated by Recursion in the conduct of the activities set forth in Section 3.3.1 in a [***] cancer cell line determined by the applicable JTT.
1.52“CRISPR [***]” is defined in Section 11.2.3.
1.53“Data” means all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data. For clarity, Data excludes Materials.
1.54“DC Exercise Period” is defined in Section 4.2.4(a).
1.55“Declined” is defined in Section 3.4.2(b).

1.56“Deposit Agent” means a law firm selected by Roche to, at Roche’s expense, maintain the Roche Target List and respond to queries as set forth in Section 4.1.6(b).
1.57“Derivative” means a small molecule (other than a Program Molecule) (a) [***] in the course of Roche’s independent development (including optimization) thereof and (b) which is active [***].
1.58“Development Activities Report” is defined in Section 4.2.2(a).
1.59“Development Candidate” means, for a Stage 3 Small Molecule Program for which Roche exercised its Roche Development Candidate Option, a small molecule (a) that is (i) synthesized by or on behalf of Recursion in the conduct of the Research Plan for such Stage 3 Small Molecule Program set forth in Section 4.2.2 prior to Roche’s option exercise and (ii) shown by or on behalf of Recursion in the conduct of such Research Plan to meet the Development Candidate Criteria for such Stage 3 Small Molecule Program; or (b) that is otherwise designated by Roche as a Development Candidate in accordance with Section 4.2.5(b).
1.60“Development Candidate Criteria” means, for a Stage 3 Small Molecule Program, the criteria proposed by the applicable JPT and approved by the applicable JRC for a development candidate from such Stage 3 Small Molecule Program to achieve the applicable Target Candidate Profile, which criteria are consistent with the applicable Initial Criteria for a Development Candidate.
1.61“Disclosed Recursion Background ML Know-How” is defined in Section 8.7.2.
1.62“Disclosed Roche Background ML Know-How” is defined in Section 8.7.2.
1.63“[***]” is defined in Section 1.26.
1.64“[***] Model” means, with respect to a Cell Context, that such Cell Context [***]. For clarity, a [***] Model is not a type of Model.
1.65“Disease Modification” is defined in Section 1.26.
1.66“Disposition Transaction” is defined in Section 6.13.
1.67“Dispute” is defined in Section 14.1.
1.68“Divestiture” is defined in Section 8.14.5(b).
1.69“DOJ” is defined in Section 4.4.1.
1.70“ED-Go Approval” means [***].
1.71“ED-Go Decision Milestone Payment” is defined in Section 6.6.2.
1.72“Effective Date” has the meaning set forth in the preamble hereto.
1.73“Election Notice” is defined in Section 3.7.1.
1.74“Embedding” means [***].
1.75“Evaluation Period” is defined in Section 3.4.2(a).

1.76“Exclusive Fields” means the [***] Field and the Neuro Field.
1.77“Exclusivity Period” means the [***] Exclusivity Period or the Neuroscience Exclusivity Period, as applicable.
1.78“Existing Product Information” has the meaning set forth in the Letter Agreement and, for clarity, includes the Existing Recursion Products list attached as Exhibit A to such Letter Agreement.
1.79 “Exercise Notice” is defined in Section 3.7.1.
1.80“Existing Recursion Licensed IP” is defined in Section 11.2.3.
1.81“Existing Recursion Products” are defined in Section 8.14.4.
1.82“Existing Third Party Agreement Payments” means the payments owed by Recursion or its Affiliate under the Existing Third Party In-License Agreements.
1.83“Existing Third Party In-License Agreements” is defined in Section 11.2.4.
1.84“Extended Program” is defined in Section 4.2.9.
1.85“Extended Term” is defined in Section 4.2.9.
1.86“External Use Fee” is defined in Section 6.3.
1.87“External Use Option” is defined in Section 3.7.1.
1.88“FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.
1.89“FHLR” has the meaning set forth in the preamble hereto.
1.90“First Commercial Sale” means, with respect to a particular Collaboration Product in a given country, [***] for such Collaboration Product.
1.91“FTC” is defined in Section 4.4.1.
1.92“FTC Letter” is defined in Section 1.180.
1.93“Full” means, with respect to a Phenomap, that such Phenomap is created by Recursion in the conduct of activities pursuant to Section 3.3 in the applicable Cell Context using perturbations consisting of (a) [***], (b) [***] and (c) [***].
1.94“Generic Product” means, with respect to a Product in a particular regulatory jurisdiction, any pharmaceutical product that contains the same molecule as the Program Molecule or Derivative (or equivalent as determined by the relevant Regulatory Authority) contained in such Product as an active ingredient (i) whose Marketing Authorization application is approved in such country by a Regulatory Authority in reliance, in whole or in part, on the prior approval (or on safety or efficacy data submitted in support of the prior approval) of such Product, including any Product authorized for sale (A) in the U.S. pursuant to Section 505(j) of the Act (21 U.S.C. 355(j)), (B) in the EU pursuant to a provision of Article 10(1), 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on any such provision) or (C) in any other country or jurisdiction pursuant to all equivalents of such provisions; and (ii) that is approved for commercial sale in such country and sold by a (X) Third Party that is not Roche or an Affiliate or Sublicensee of Roche and that has not otherwise been authorized, directly or indirectly, by Roche to market and sell such product or (Y) [***].
1.95“Generic NIMM Embeddings” means any Neuro Image Multi-Modal Embeddings generated jointly by the Parties under a Multi-Modal Research Plan without use of the Recursion Platform (other than the underlying Neuro Image Data) or Recursion Collaboration IP (other than any Disclosed Recursion Background ML Know-How therein).
1.96“Genetics-Only” means, with respect to a Phenomap, that such Phenomap is created by Recursion in the conduct of activities pursuant to Section 3.3 in the applicable Cell Context using perturbations consisting solely of (a) [***] and (b) [***].
1.97“German WHT Requirement” is defined in Section 7.8.2.
1.98“GNE” has the meaning set forth in the preamble hereto.
1.99“HSR Act” is defined in Section 1.100.
1.100“HSR Filing” means (a) filings by the Parties with the FTC and the Antitrust Division of the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the Hart-Scott-Rodino Antitrust Improvements Act (“HSR Act”) and the rules and regulations promulgated thereunder) with respect to the applicable Validated Target Option, Roche Lead Series Option or Roche Development Candidate Option, together with all required documentary attachments thereto; or (b) equivalent filings with relevant foreign authorities.
1.101“HUVEC Image Data and Embeddings” means any raw image generated in the course of performing Stage 0-1 Activities solely for, and used in, the creation of the augmentations to the HUVEC Phenomap pursuant to Section 3.3.3 and any Embeddings of such images.
1.102“HUVEC Phenomap” means Recursion’s then-existing Phenomap for human umbilical vein endothelial cells (“HUVEC”), [***].
1.103“IFRS” means International Financial Reporting Standards.
1.104“IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. §312 before the commencement of clinical trials of a product, or any comparable filing with any relevant regulatory authority in any other jurisdiction.
1.105“Indemnitee” is defined in Section 12.3.
1.106“Indemnitor” is defined in Section 12.3.
1.107“Independent IP” is defined in Section 9.4.1(c)
1.108“Independent Program” is defined in Section 4.3.4(a).
1.109[***].
1.110[***].
1.111[***].

1.112“Independent Stage 2 Program” is defined in Section 4.3.1(a)(iv).
1.113“Independent Stage 2 Proposal” is defined in Section 4.3.1(a).
1.114“Independent Stage 3 Program” is defined in Section 4.3.2(a)(iii).
1.115“Independent Stage 3 Proposal” is defined in Section 4.3.2(a).
1.116“Indication” means a specific disease, disorder or condition that is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition. [***].
1.117“Indirect Taxes” is defined in Section 7.8.3.
1.118“Information Security Incident” means, with respect to Confidential Information, any unauthorized use, unauthorized disclosure, corruption (including ransomware attack) or loss of such Confidential Information.
1.119“Infringement” is defined in Section 9.8.1.
1.120“Initial Criteria” means the general criteria set forth on Exhibit B for a Validated Small Molecule Series, Validated Target, Lead Series or Development Candidate, as applicable.
1.121“Initial Identified Target Hit” is defined in Section 1.32.
1.122“Initial Neuroscience Phenomap” means each of the Phenomaps in the first [***] sets (each set in the same cell type) of Genetics-Only Neuroscience Phenomaps and Full Neuroscience Phenomaps created by Recursion in the conduct of the Stage 0-1 Activities. For clarity, the Parties intend that the cell types for each such set of Genetics-Only and Full Neuroscience Phenomaps to be [***], unless the applicable JTT determines that such cell type(s) are infeasible or such Phenomaps do not meet the applicable Phenomap Standards.
1.123[***].
1.124“Initial Small Molecule Hit” is defined in Section 1.32.
1.125“Initiation Fee” is defined in Section 6.2.
1.126“Insight Perturbation” is defined in Section 1.32.
1.127“Internal Technical Development” means [***].
1.128“Inventions” means any and all Know-How first created, authored, discovered, conceived, or reduced to practice (such activities may be referred to in this Agreement, as “generation,” and the words “generate” or “generated” shall have their correlative meanings) in the performance of this Agreement by or on behalf of one or both of the Parties, and all intellectual property rights therein (including Copyrights on implementations of such Know-How).
1.129“JMMT” is defined in Section 2.3.2.
1.130“Joint Collaboration IP” means Joint Multi-Modal Model Architectures, Joint Multi-Modal Models, Other Collaboration IP and MMM Know-How, and all intellectual property rights in each of the foregoing.

1.131“Joint IP” is defined in Section 9.2.2.
1.132“Joint Multi-Modal Embedding” means any Embedding that relates to both Neuro Image Data and Sequencing Data and is generated jointly by the Parties in the conduct of Multi-Modal Research Plan activities within the shared VPC in the Collaboration Cloud. For clarity, Joint Multi-Modal Embeddings shall not include any Embedding generated by a Party within its private VPC in the Collaboration Cloud.
1.133“Joint Multi-Modal Map” means a pheno-transcriptomic map of inferred relationships amongst Neuro Image Multi-Modal Embeddings and Sequencing Multi-Modal Embeddings, or amongst Joint Multi-Modal Embeddings, that is generated in the conduct of a Multi-Modal Research Plan.
1.134“Joint Multi-Modal Map Standards” means, for a Joint Multi-Modal Map, the image criteria [***], machine-learning criteria [***], biological criteria [***] and assay and screening quality criteria, in each case, for such Joint Multi-Modal Map.
1.135“Joint Multi-Modal Model” means a Model generated jointly the Parties in the conduct of Multi-Modal Research Plan activities within the shared VPC in the Collaboration Cloud. For clarity, Joint Multi-Modal Models shall not include the Recursion Phenomap Models or any Model generated by a Party within its private VPC in the Collaboration Cloud.
1.136“Joint Multi-Modal Model Architecture” means a Model Architecture jointly created or used by the Parties to generate a Joint Multi-Modal Model, in each case, in the conduct of Multi-Modal Research Plan activities within the shared VPC in the Collaboration Cloud.
1.137“JPT” is defined in Section 2.3.3.
1.138“JRC” is defined in Section 2.2.1.
1.139“JRC Co-Chair” is defined in Section 2.2.1.
1.140“JSC” is defined in Section 2.1.1.
1.141“JSC Co-Chair” is defined in Section 2.1.1.
1.142“JTT” is defined in Section 2.3.1.
1.143“Know-How” means all non-public information, know-how, inventions, discoveries, creations, works, trade secrets, specifications, instructions, processes, formulae, methods, processes, protocols, techniques, designs, Models, Model Architectures, expertise and other technology applicable to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them, and other information and subject matter regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. For clarity, (a) Know-How excludes Patents, Copyrights, Data and Materials, and (b) Neuro Image Data, HUVEC Image Data and Embeddings, [***] Image Data and Embeddings, Sequencing Data, Neuro Image Embeddings, Neuro Image Multi-Modal Embeddings, Sequencing Multi-Model Embeddings, Joint Multi-Modal Embeddings, Phenomaps, Joint Multi-Modal Maps, Collaboration Insights, Program Data, Roche Proprietary Phenomap Information and Data within the Roche Proprietary Genetic Variant Data and Materials shall be considered Data and not Know-How.
1.144“Late Request” is defined in Section 9.1.

1.145“Launch Quarter” is defined in Section 6.12.2.
1.146“Lead Activities Report” is defined in Section 4.2.1(a).
1.147“Lead Series” means, for a Stage 3 Small Molecule Program, a series of small molecules [***] (a) that are (i) synthesized by or on behalf of Recursion in the conduct of the Research Plan for such Stage 3 Small Molecule Program and (ii) either (A) for which at least [***] shown by or on behalf of Recursion in the conduct of such Research Plan to meet all Lead Series Criteria for such Stage 3 Small Molecule Program or (B) otherwise designated by Roche as a Lead Series in accordance with Section 4.2.2(a); or (b) that are otherwise designated by Roche as a Lead Series in accordance with Section 4.2.5.
1.148“Lead Series Criteria” means, for a Stage 3 Small Molecule Program, the criteria proposed by the applicable JPT and approved by the applicable JRC for a lead small molecule series for such Stage 3 Small Molecule Program to achieve the applicable Target Candidate Profile, which criteria are consistent with the applicable Initial Criteria for a Lead Series.
1.149“Letter Agreement” is defined in Section 10.6.
1.150“Licensed Neuro Images” means Neuro Image Data, and the Stage 2/3 Image Data that Recursion adds during the applicable Exclusivity Period [***] to the same Neuroscience Phenomap, for which Roche has exercised an External Use Option in accordance with Section 3.7 (including the associated metadata and annotations therefor) [***].
1.151“Licensed Party” is defined in Section 13.5.9.
1.152“Licensed Product” is defined in Section 13.5.9.
1.153“LO-Go Approval” means [***].
1.154“LO-Go Decision Milestone Payment” is defined in Section 6.6.1.
1.155“Loss” or “Losses” is defined in Section 12.1.
1.156“LS Decision Period” is defined in Section 4.2.3.
1.157“Major European Country” means France, Germany, Italy, Spain or the United Kingdom.
1.158“Map Initiation Notice” is defined in Section 3.3.2(c).
1.159“Map Request Period” is defined in Section 3.2.3.
1.160“Marketing Authorization” means with respect to a therapeutic product (including a Collaboration Product), final Regulatory Approval (including pricing approval, where required) required to sell such product for an Indication in accordance with the Applicable Law of a given country or jurisdiction. In the US, Marketing Authorization means approval of a New Drug Application, Biologics License Application or an equivalent by the FDA. In Japan, Marketing Authorization means marketing approval (seizo hanbai shonin) by the Ministry of Health, Labour and Welfare.
1.161“Materials” is defined in Section 3.11.1.

1.162“MMM Know-How” means insights and Know-How, generated by the Parties (solely or jointly) under a Multi-Modal Research Plan, that is generally applicable to designing, building and applying Model Architectures or other related software tools or user interfaces, training Models or generating Embeddings or maps therefrom.
1.163“MoA” is defined in Section 4.1.2.
1.164“Model” means [***].
1.165“Model Architecture” means [***].
1.166“Multi-Modal Research Plan” is defined in Section 3.6.1.
1.167“NDA” is defined in Section 10.6.
1.168“Negotiation Period” is defined in Section 6.13.
1.169“Net Sales” means, with respect to a Collaboration Product during a particular period, the sum of the amounts determined under subsections (a), (b), and (c).
(a)In the case of sales of such Collaboration Product by Roche and its Affiliates, the amount calculated by subtracting from the amount of Sales of such Collaboration Product in such period: (i) [***]; (ii) [***]; and (iii) [***], including, for example, [***]. For clarity, no deductions taken in calculating Sales under Section 1.249 may be taken a second time in calculating Net Sales hereunder, and the deductions described [***] with respect to such Collaboration Product in such period; provided that, with respect to the deductions described in (iii), in the event that Roche’s or its Affiliate’s [***], Roche or its Affiliate [***].
(b)[***].
(c)[***].
In the event that a Collaboration Product is sold as a component of a combination or bundled product that consists of such Collaboration Product together with one or more other therapeutically active ingredients that are not the subject of this Agreement for a single price (for purposes of this Section 1.169, a “Combination”), the gross amount invoiced for such Collaboration Product shall be calculated by multiplying the gross amount invoiced for such Combination by the fraction A/(A+B), where “A” is the gross amount invoiced for such Collaboration Product sold separately and “B” is the gross amount invoiced for such other active ingredient(s) sold separately; provided that:
(a)    in the event that such other active ingredient(s) are not sold separately (but such Collaboration Product is), the gross amount invoiced for such Collaboration Product shall be calculated by multiplying the gross amount invoiced for such Combination by the fraction A/C, where “A” is the gross invoice amount for such Collaboration Product, and “C” is the gross invoice amount for the Combination;
(b)    [***]; and
(c)    any pricing, or determination of gross amounts or Net Sales, shall be undertaken in good faith.
1.170“Neuro Field” means [***].

1.171“Neuro Image Data” means, for a Neuroscience Phenomap, any raw image generated in the course of performing Stage 0-1 Activities (or the activities set forth in Section 3.2.4) for such Neuroscience Phenomap.
1.172“Neuro Image Embedding” means, for a Neuroscience Phenomap, any Embedding of Neuro Image Data generated in the course of performing Stage 0-1 Activities (or the activities set forth in Section 3.2.4) for such Neuroscience Phenomap.
1.173“Neuro Image Multi-Modal Embedding” means any Embedding that relates to Neuro Image Data and not Sequencing Data and is generated in the conduct of a Multi-Modal Research Plan during the Neuroscience Exclusivity Period.
1.174“Neuro JRC” is defined in Section 2.2.1.
1.175“Neuro SM Hit Group” is defined in Section 4.1.4.
1.176“Neuroscience Exclusivity Period” means the period beginning on the Effective Date and ending on the earlier of (a) the [***] anniversary of [***] and (b) the [***] anniversary of [***] ((a) or (b), as applicable, the “Baseline Neuroscience Exclusivity Period”); [***].
1.177“Neuroscience Phenomap” is defined in Section 3.1(c)
1.178“New IP Notice” is defined in Section 9.1.
1.179“Novel” means, with respect to a Target in a particular Exclusive Field at a particular time, that such Target has not been (a) [***]; or (b) [***]. For purposes of subsections (a) and (b), [***]. Notwithstanding anything in the foregoing to the contrary, any Target that is selected by the JRC for inclusion in a Target Validation Program shall be deemed to be Novel; provided that, for purposes of determining whether a product is a Roche Enabled Product, whether the applicable Target is Novel will be assessed at the applicable time described in Section 1.232.
1.180“Option Effective Date” means the effective date for each Validated Target Option, Roche Lead Series Option or Roche Development Candidate Option exercised by Roche pursuant to this Agreement, which shall occur (a) on the date Roche exercises such option right, provided Roche has determined that a HSR Filing is not necessary with respect to such exercise; or (b) if Roche determines that a HSR filing or other competition filing is necessary with respect to such exercise, the first Business Day following the date upon which any applicable waiting periods under the HSR Act expire or terminate early and any agreements with the FTC, the DOJ, or any relevant foreign governmental authority, not to consummate the exercise of the option have expired and no objection on the part of the FTC or DOJ remains; provided, however, that if Roche receives a letter from the FTC before the Option Effective Date stating that the FTC has not finished its HSR Act investigation (an “FTC Letter”), [***].
1.181“Other Collaboration Data” means all Data generated by the Parties (solely or jointly) in the course of performing a Research Plan (and all intellectual property rights therein), other than Neuro Image Data, HUVEC Image Data and Embeddings, [***] Image Data and Embeddings, Sequencing Data, Neuro Image Embeddings, Neuro Image Multi-Modal Embeddings, Sequencing Multi-Model Embeddings, Joint Multi-Modal Embeddings, Phenomaps, Joint Multi-Modal Maps, Collaboration Insights, Program Data, Roche Proprietary Phenomap Information and Data within the Roche Proprietary Genetic Variant Data and Materials.
1.182“Other Collaboration IP” means all Know-How generated by the Parties (solely or jointly) in the course of performing a Research Plan (and all intellectual property rights therein),

other than Joint Multi-Modal Model Architectures, Joint Multi-Modal Models, MMM Know-How, Recursion Platform Improvement IP, Roche Platform Improvement IP, the Roche Proprietary Genetic Variant Data and Materials, and Program IP.
1.183“Other Map Perturbations” means, for a Phenomap, the [***], that the applicable JTT determines to include in such Phenomap.
1.184“Outside Patent Counsel” is defined in Section 9.4.1.
1.185“Party” and “Parties” has the meaning set forth in the preamble hereto.
1.186“Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority thereto, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing. For clarity, Patents exclude Data and Materials.
1.187“Payment Rights” is defined in Section 6.13.
1.188“Phase 1 Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety and pharmacokinetics of a therapeutic product in healthy individuals or patients as further described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US, and which is prospectively designed to generate sufficient clinical data, including data sufficient to determine dosing, to proceed directly to a Phase 2 Trial of such product.
1.189“Phase 2 Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges or a preliminary determination of efficacy of a therapeutic product in patients being studied as further described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US.
1.190“Phase 3 Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a therapeutic product for one or more Indications in order to obtain Marketing Authorization of such therapeutic product for such Indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the US.
1.191“Phenomap” means unique maps of the inferred relationships amongst perturbation phenotypes in a given Cell Context generated by Recursion using the Recursion Platform.
1.192“Phenomap Standards” means, for a Phenomap created under ARTICLE 3, the image criteria [***], machine-learning criteria [***], biological criteria [***] and assay and screening quality criteria, in each case, for such Phenomap.
1.193[***].
1.194[***].
1.195“Product” means, with respect to a Stage 3 Small Molecule Program for which Roche exercised either its Roche Lead Series Option or Roche Development Candidate Option, a pharmaceutical product [***] from such Stage 3 Small Molecule Program, (b) a [***] from such Stage 3 Small Molecule Program, (c) any [***] (small molecules described in clauses (a), (b) and (c), each a “Program Molecule”) [***].

1.196“Product License” is defined in Section 8.10.1.
1.197“Product Trademarks” means the Trademarks to be used for the commercialization of Collaboration Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any Trademarks, service marks, names or logos that include any corporate name or logo of a Party or its Affiliates or Sublicensees).
1.198“Program Data” means all Data, including Stage 2/3 Image Data, pertaining to Targets, biomarkers and small molecules (or, if applicable, other compounds) generated by the Parties (solely or jointly) in the course of performing a Research Plan for a Validation Program or a Stage 3 Small Molecule Program prior to completion of Program Transition (and all intellectual property rights therein), other than Neuro Image Data, HUVEC Image Data and Embeddings, [***] Image Data and Embeddings, Sequencing Data, Neuro Image Embeddings, Neuro Image Multi-Modal Embeddings, Sequencing Multi-Model Embeddings, Joint Multi-Modal Embeddings, Phenomaps, and Joint Multi-Modal Maps.
1.199“Program IP” means the Know-How pertaining to [***] generated by the Parties (solely or jointly) in the course of performing a Research Plan for a Validation Program or a Stage 3 Small Molecule Program prior to completion of Program Transition pursuant to Section 1.200, and the intellectual property rights therein. [***].
1.200“Program Transition” means, with respect to a Stage 3 Small Molecule Program, transfer of such Stage 3 Small Molecule Program to Roche at Recursion’s expense, [***].
1.201“Prosecution and Maintenance” or “Prosecute and Maintain,” with respect to a given Patent or Copyright, means all activities associated with the preparation, filing, prosecution, and maintenance of such Patent or Copyright, as well as supplemental examinations, re-examinations, reissues, applications for patent term extensions, calculation and applications for patent term adjustments, supplementary protection certificates, and the like (as applicable) with respect to such Patent or Copyright. For clarity, Prosecute and Maintain shall not include any such actions with respect to a Patent or Copyright brought by a Third Party, including any reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party with respect to such Patent or Copyright.
1.202“Purpose” is defined in Section 10.3.
1.203“Recursion” has the meaning set forth in the preamble hereto.
1.204“Recursion Background ML Know-How” means any of Recursion’s proprietary Know-How directed to Model Architectures, Model training, and associated software and tools for implementing the same.
1.205“Recursion Collaboration IP” means Recursion Phenomap Model Architectures, Recursion Phenomap Models, and Recursion Platform Improvement IP.
1.206“Recursion Exercise Period” is defined in Section 4.3.3.
1.207“Recursion Licensed IP” means the Recursion Licensed SM IP and the Recursion Licensed Target IP.
1.208“Recursion Licensed Patents” means any and all Patents within the Recursion Licensed IP.

1.209“Recursion Licensed SM IP” means, for a Stage 3 Small Molecule Program, all intellectual property (including Patents and Know-How) Controlled by Recursion or its Affiliates as of its receipt of Roche’s written notice exercising the applicable option for such program or during the Term, that is necessary (i.e., would otherwise be infringed in the absence of a license) or reasonably useful to make, use, offer for sale, sell or import any and all (i) Lead Series, Development Candidate, Backup Small Molecule or Program Molecule from such Stage 3 Small Molecule Program or (ii) Derivatives thereof [***], but excluding Program IP.
1.210“Recursion Licensed Target IP” means, for a Stage 3 Small Molecule Program, all intellectual property (including Patents and Know-How) Controlled by Recursion or its Affiliates as of its receipt of Roche’s written notice exercising the applicable option for such program or during the Term, that is necessary (i.e., would otherwise be infringed in the absence of a license) or reasonably useful to make, use, offer for sale, sell or import therapeutic products active against and intended to modify the Target of such Stage 3 Small Molecule Program, but excluding Program IP.
1.211“Recursion Option” is defined in Section 4.3.3.
1.212“Recursion Optioned Technology” means Roche’s and its Affiliates’ interest in (a) the Collaboration Insight that initiated each Independent Stage 2 Program and (b) the Collaboration Insight that initiated, and the Program Data and Program IP generated in, each Small Molecule Validation Program and, if applicable, Stage 3 Small Molecule Program for (i) an Independent Stage 3 Program or (ii) a Recursion Program; provided that [***], or the activities under such program have not been discontinued by Recursion.
1.213“Recursion Phenomap Model” means a non-public Model trained by Recursion that is used to generate a Phenomap under ARTICLE 3.
1.214“Recursion Phenomap Model Architecture” means a proprietary Model Architecture of Recursion used to construct a Recursion Phenomap Model.
1.215“Recursion Platform” means Recursion’s proprietary platform, consisting of proprietary Know-How directed to [***]. For clarity, Recursion Platform does not include MMM Know-How or Disclosed Recursion Background ML Know-How.
1.216“Recursion Platform Improvement IP” means the Know-How solely pertaining to the Recursion Platform that is generated by the Parties (solely or jointly) in the course of performing activities pursuant to a Research Plan, and the intellectual property rights therein.
1.217“Recursion Product” is defined in Section 4.3.3.
1.218“Recursion Product License” is defined in Section 8.11.2.
1.219“Recursion Product Trademarks” is defined in Section 8.16.2.
1.220“Recursion Program” is defined in Section 4.3.3.
1.221[***].
1.222[***].
1.223[***].

1.224“Recursion Small Molecule” means any of the small molecules within the compound library (which, as of the Effective Date, contains approximately [***] distinct small molecules) provided by Recursion for use in the conduct of the Research Plans.
1.225“Regulatory Approval” means, with respect to a pharmaceutical product in a country or jurisdiction, any and all approvals (including INDs, New Drug Applications and Biologics License Applications and any supplements thereto), licenses, registrations, or authorizations of any Regulatory Authority necessary to manufacture, use, store, import, transport, commercially distribute, sell, or market such pharmaceutical product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto), and (c) labeling approval.
1.226“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the development, manufacturing, commercialization or other use or exploitation (including the granting of Regulatory Approvals) of the pharmaceutical or biological products in any jurisdiction, including the FDA.
1.227“Release” is defined in Section 10.10.
1.228“Research Plan” means a written research plan setting forth each of Roche’s and Recursion’s respective activities for a specific project or program under the Collaboration (including both technical and logistical activities, transfer of Materials where applicable and estimated timelines) agreed to be conducted under such plan, any other information specified to be included in such plan (including, where appropriate, quality specifications, criteria and standards) and, for the Research Plans for Stage 3 Small Molecule Programs, the date by which activities should reasonably be completed (or by which the applicable criteria should reasonably be achieved) (the “Completion Date”), as may be amended from time to time by the applicable JTT, JPT or JMMT with approval of the applicable JRC.
1.229[***].
1.230“Roche Background ML Know-How” means any of Roche’s proprietary Know-How directed to Model Architectures, Model training, and associated software and tools for implementing the same.
1.231“Roche Development Candidate Option” is defined in Section 4.2.4(a).
1.232“Roche Enabled Product” means, with respect to a Stage 3 Small Molecule Program for which Roche exercised either its Roche Lead Series Option or Roche Development Candidate Option, a pharmaceutical product incorporating [***].
1.233“Roche IP” means all intellectual property (including Patents, Copyrights and Know-How) Controlled by Roche that are necessary or reasonably useful for Recursion’s performance of its Research Plan activities, excluding Program IP and Joint Collaboration IP.
1.234“Roche Lead Series Option” is defined in Section 4.2.3(a).
1.235“Roche Optioned Technology” means Recursion’s and its Affiliates’ interest in the Collaboration Insight that initiated, and the Program Data and Program IP generated in, each Stage 3 Small Molecule Program (and its related Small Molecule Validation Program) (a) for which Roche has exercised a Roche Lead Series Option, Roche Development Candidate Option, [***]; or (b) [***].

1.236“Roche Platform” means Roche’s proprietary platform, consisting of (a) proprietary Know-How (and intellectual property rights therein) [***]. For clarity, Roche Platform does not include MMM Know-How or Disclosed Roche Background ML Know-How.
1.237“Roche Platform Improvement IP” means the Know-How solely pertaining to the Roche Platform that is generated by the Parties (solely or jointly) in the course of performing activities pursuant to a Research Plan [***], and the intellectual property rights therein.
1.238“Roche Proprietary Genetic Variant” means [***] with the Neuro JRC members [***].
1.239“Roche Proprietary Genetic Variant Data and Materials” means all (a) [***] for a Neuroscience Phenomap described in Section 3.3.2(a) that [***] the Roche Proprietary Genetic Variants and (b) [***] Roche Proprietary Genetic Variants, except for [***] related thereto, [***] of which are [***] a Roche-requested Neuroscience Phenomap pursuant to Section 3.3.2.
1.240“Roche Proprietary Phenomap Information” is defined in Section 3.5.1.
1.241“Roche Small Molecule” means any of the small molecules within the compound libraries (which, as of the Effective Date, collectively contain approximately [***] distinct small molecules) provided by Roche for use in the conduct of the Research Plans.
1.242“Roche Target List” means the list of non-public Targets known to Roche as being relevant in an Exclusive Field, [***].
1.243“Roche Validated Target Product” means, for a Target Validation Program for which Roche has exercised its Validated Target Option and Recursion has granted the Validated Target license and exclusivity set forth in Sections 8.10.2 and 8.14.3, any pharmaceutical product, other than a Product or Roche Enabled Product, incorporating [***].
1.244“ROFN Exercise Period” is defined in Section 6.13.
1.245“ROFN Notice” is defined in Section 6.13.
1.246“Royalty Floor” is defined in Section 6.12.1(b).
1.247“Royalty Term” is defined in Section 6.10.1.
1.248“Rules” is defined in Section 14.2.1.
1.249“Sales” means, for a Collaboration Product in a particular period, [***].
[***]:
(a)    [***];
(b)    [***];
(c)    [***];
(d)     [***]; and
(e)     [***].

For purposes of clarity, sales by Roche and its Affiliates to any Sublicensee shall be excluded from “Sales”.
1.250“Sequencing Data” means any sequencing data (a) generated or provided under this Agreement by or on behalf of Roche or (b) generated by or on behalf of either Party under this Agreement in profiling Other Map Perturbations [***].
1.251“Sequencing Multi-Modal Embedding” means any Embedding that relates to Sequencing Data and not Neuro Image Data and is generated in the conduct of Multi-Modal Research Plan during the Neuroscience Exclusivity Period.
1.252“Small Molecule” means a Recursion Small Molecule or a Roche Small Molecule.
1.253“Small Molecule Validation Program” is defined in Section 4.1.1.
1.254“SM Validation Confirmation” is defined in Section 4.1.5.
1.255“Stage 0-1 Activities” is defined in Section 3.1
1.256“Stage 0 Plan” is defined in Section 3.2.1(a).
1.257“Stage 2/3 Image Data” means any raw image of cultured cells generated by Recursion in the conduct of (a) a Research Plan for a Validation Program, a Stage 3 Small Molecule Program, Additional Screening Work or additional activities pursuant to Section 4.2.3(a), or (b) an Independent Program or Recursion Program.
1.258“Stage 3 Active Cap” is defined in Section 4.2.6.
1.259“Stage 3 Aggregate Cap” is defined in Section 4.2.6.
1.260“Stage 3 Small Molecule Program” is defined in Section 4.2.1(a).
1.261“Subcontracted Activity” is defined in Section 1.16.
1.262“Sublicensee” means any Third Party, other than a Compulsory Sublicensee, to which Roche or any of its Affiliates grants a sublicense under the Recursion Licensed IP or Roche Optioned Technology, or a license under Roche’s interest in the applicable Collaboration Insights, Program Data or Program IP, in each case to [***] a Collaboration Product.
1.263“Surviving Opt-In Rights” is defined in Section 13.5.7.
1.264“Surviving Option Rights” is defined in Section 13.5.7.
1.265“Target” means a molecular entity or complex which a therapeutic molecule (a) binds and (b) functionally modulates (e.g., a protein encoded by a gene, protein complex, protein/lipid complex or protein/oligonucleotide complex).
1.266“Target Candidate Profile” means, for each Stage 3 Small Molecule Program, the set of attributes and criteria set forth in the applicable Research Plan used to select and prioritize new chemical entities for the Target of such Stage 3 Small Molecule Program.
1.267“Target License” is defined in Section 8.10.2.
1.268“Target Validation Confirmation” is defined in Section 4.1.6(a).

1.269“Target Validation Program” is defined in Section 4.1.1.
1.270“Team” is defined in Section 2.3.4.
1.271“Term” is defined in Section 13.1.
1.272“Terminated Collaboration License” is defined in Section 13.5.9.
1.273“Territory” means all the countries of the world.
1.274“Third Party” means any entity other than a Party or any of its Affiliates.
1.275“Third Party Claims” is defined in Section 12.1.
1.276“Third Party Enablement” is defined in Section 8.14.1.
1.277“Title 11” is defined in Section 13.3.
1.278“Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.
1.279“US” means the United States of America and its territories and possessions.
1.280“US GAAP” means US Generally Accepted Accounting Principles.
1.281“Validated Hit Criteria” means, for a Small Molecule Validation Program, the criteria that are proposed by the applicable JPT and approved by the applicable JRC for a lead small molecule series for such Small Molecule Validation Program, which criteria are consistent with the applicable Initial Criteria for those Validated Small Molecule Series.
1.282[***].
1.283“Validated Small Molecule Series” means, for a Small Molecule Validation Program, a series of small molecules [***] (a) that are synthesized by or on behalf of Recursion in the conduct of the Research Plan for such Small Molecule Validation Program and (b) either (i) for which at least [***] is shown by or on behalf of Recursion in the conduct of the Research Plan to meet all Validated Hit Criteria for such Small Molecule Validation Program or (ii) designated by Roche as a Validated Small Molecule Series in accordance with Section 4.1.5 or 4.2.8.
1.284“Validated SM Option” is defined in Section 4.1.5.
1.285“Validated SM Option Exercise Notice” is defined in Section 4.1.5.
1.286“Validated SM Option Fee” is defined in Section 6.4.1.
1.287“Validated Target” means, for a Target Validation Program, a Target that successfully achieves the Validated Target Criteria for such Target Validation Program.
1.288“Validated Target Criteria” means, for a Target Validation Program, (a) the criteria that are proposed by the applicable JPT and approved by the applicable JRC for validating the applicable Target in the applicable Exclusive Field, which criteria are consistent with the applicable Initial Criteria for a Validated Target; and (b) the criteria that the Target is a Novel

Target in the applicable Exclusive Field as of the date of such Target is selected for inclusion in such Target Validation Program.
1.289“Validated Target Exclusivity Period” means, for a Target Validation Program for which Roche has exercised its Validated Target Option, the later of (a) [***] and (b) [***].
1.290“Validated Target Option” is defined in Section 4.1.6(a).
1.291“Validated Target Option Exercise Notice” is defined in Section 4.1.6(a).
1.292“Validated Target Option Fee” is defined in Section 6.4.2.
1.293“Validation Program” is defined in Section 4.1.1.
1.294“Validation Program Active Cap” is defined in Section 4.1.3.
1.295“Valid Claim” means, [***].
1.296“Voting Stock” is defined in Section 1.27.
1.297“VPC” is defined in Section 3.6.2(a).
1.298“Wild-Type” means, with respect to a Cell Context, that such Cell Context does not include [***].
ARTICLE 2
Governance
1.1Joint Steering Committee.
1.1.1Formation and Composition. Within [***] days after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”). The JSC shall be composed of up to [***] representatives designated by each of Recursion and Roche (though the Parties need not have the same number of representatives on the JSC), each with the requisite seniority to enable such person to make decisions on behalf of the Party such person represents with respect to the issues falling within the jurisdiction of the JSC. Each Party shall designate one of its representatives as its primary contact for JSC matters (such Party’s “JSC Co-Chair”). Subject to the foregoing, each Party may replace any or all of its JSC representatives (and designated JSC Co-Chair) at any time by informing the other Party in advance, in writing (which may be by email). The JSC shall meet at least [***] per year, or as otherwise agreed to by the Parties. Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a JSC meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. The JSC shall continue to exist until the first to occur of (a) expiration of both Exclusivity Periods [***] and (b) the mutual agreement of the Parties to disband the JSC. Thereafter, the JSC shall cease operations and perform no further functions under this Agreement.
1.1.2Responsibilities of the JSC. Prior to completion of Program Transition for all Stage 3 Small Molecule Programs for which Roche exercised either a Roche Lead Series Option or Roche Development Candidate Option, the JSC shall be responsible for performing the following functions:

(a)discussing whether to increase the Validation Program Active Cap or Stage 3 Active Cap;
(b)discussing and resolving any Disputes set forth in Section 2.2.3(i) that arise at a JRC and presented to the JSC for resolution;
(c)establishing, dissolving and overseeing other joint committees or teams, as appropriate, to carry out its functions and resolving any Disputes that arise in such teams or committees; and
(d)performing such other functions as agreed to by the Parties or as specified in this Agreement.
1.1.3Decisions. With respect to the responsibilities of the JSC set forth in Section 2.1.2, each Party shall have one (1) collective vote in all decisions, and the Parties shall attempt to make decisions by reaching agreement. In the event that the JSC is unable to reach agreement within [***] Business Days (or such longer period as the JSC members agree) after the JSC first meets to vote on such matter, [***]. For clarity, the JSC [***].
1.2Joint Research Committees.
1.1.1Formation and Composition. Within [***] days after the Effective Date, the Parties shall establish a joint research committee (a “JRC”) for the Neuro Field (the “Neuro JRC”) and a JRC for the [***] Field (the “[***] JRC”). The Neuro JRC shall be composed of up to [***] representatives designated by each of Recursion and Roche and the [***] JRC shall be composed of up to [***] representatives designated by each of Recursion and Roche (though the Parties need not have the same number of representatives on a JRC), each appropriate for the tasks then being undertaken and the stage of research, in terms of their seniority, function in their respective organizations (including decision-making authority), training and experience. For each JRC, each Party shall designate one of its representatives as its primary contact for JRC matters (such Party’s “JRC Co-Chair”). Subject to the foregoing, each Party may replace any or all of its JRC representatives (and designated JRC Co-Chair) at any time by informing the other Party in advance, in writing (which may be by email). Each JRC shall meet at least [***] each Calendar Quarter, or as otherwise agreed to by the Parties, and shall meet at such other times as deemed appropriate by the JRC. Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a JRC meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. Unless otherwise agreed by the Parties, each JRC shall meet and operate during the period commencing upon its formation until the end of its applicable Exclusivity Period [***] in the applicable Exclusive Field. Thereafter, such JRC shall cease operations and perform no further functions under this Agreement. Notwithstanding the foregoing, following dissolution of a JRC, the Parties upon mutual agreement may re-establish such JRC as needed [***].
1.1.2Responsibilities of the JRCs. Each JRC shall be responsible for performing the following functions in its Exclusive Field:
(a)reviewing and approving Research Plans, and any amendments thereto, proposed by the applicable JTT, JMMT or JPT;

(b)reviewing and approving the Phenomap Standards for each Phenomap, and, in the event Roche has concerns regarding whether a Phenomap has met the relevant Phenomap Standards, approving the applicable JTT’s plan to address them;
(c)reviewing and approving the Joint Multi-Modal Map Standards for each Joint Multi-Modal Map;
(d)reviewing and approving initiation of a Validation Program (including creation of a JPT therefor);
(e)for a Validation Program, resolving a Dispute regarding whether Recursion has, as applicable, successfully identified (i) at least [***] Validated Small Molecule Series for such program or (ii) a Validated Target for such program;
(f)reviewing and approving the total number of Initial Small Molecule Hits that Recursion proposes to validate as part of a Neuro SM Hit Group under an Independent Stage 2 Program (Neuro JRC only);
(g)reviewing and approving the total number of Validated Small Molecule Series from the applicable Small Molecule Validation Program that Recursion proposes to pursue under an Independent Stage 3 Program (Neuro JRC only);
(h)for each Small Molecule Validation Program in which Validated Small Molecule Series are acting through different Targets, reviewing and approving separate Stage 3 Small Molecule Programs for each such Validated Small Molecule Series acting through a different Target;
(i)for a Stage 3 Small Molecule Program, reviewing and approving the plan proposed by the applicable JPT to resolve a Dispute regarding achievement of the Lead Series Criteria or Development Candidate Criteria for such program;
(j)discussing whether to increase the Validation Program Active Cap or Stage 3 Active Cap;
(k)discussing the updates and reports on the progress of the Research Plans provided by JTTs, JMMT and JPTs;
(l)overseeing each JTT’s, JMMT’s and JPT’s activities and coordinating strategy with respect to the Research Plan activities;
(m)discussing and resolving any Disputes that arise at a JTT, JMMT or JPT presented to the JRC for resolution; and
(n)performing such other functions as agreed to by the Parties or as specified in this Agreement.
1.1.3Decisions. With respect to the responsibilities of the JRC set forth in Section 2.2.2, each Party shall have one (1) collective vote in all decisions, and the Parties shall attempt to make decisions by reaching agreement. The Parties will [***].

Subject to Section 4.2.1(d) and [***], in the event that the JRC is unable to reach agreement [***]. For clarity, the JRC [***].
1.3Teams.
1.1.1Joint Technical Teams. Within [***] days after the Effective Date, the Parties shall establish a separate joint technical team (“JTT”) for each of [***]; and promptly following Roche’s request, during the Neuroscience Exclusivity Period, to include Roche Small Molecules or Other Map Perturbations in the HUVEC Phenomap or for a Neuroscience Phenomap in a neuroscience cell type other than [***], the Parties shall establish a new JTT for such cell type; provided that formation of a JTT for the HUVEC Phenomap shall be subject to mutual agreement by the Parties. With respect to each Phenomap in a cell type, the JTT for such cell type shall be responsible for:
(a)drafting the Research Plans for creating such Phenomap, and any amendments thereto, for the activities set forth in Sections 3.2 and 3.3, overseeing Stage 0-1 Activities under such plans and addressing technical challenges encountered during the conduct of such plans;
(b)proposing to the applicable JRC the Phenomap Standards for such Phenomap;
(c)for each Roche-requested Phenomap, proposing the Cell Context of such Phenomap (and assessing initial and subsequent technical feasibility of such Cell Context) and amending the Research Plan to include it;
(d)in the event Roche has concerns regarding whether such Phenomap has met the relevant Phenomap Standards, discussing such concerns and proposing a plan to the applicable JRC to address them;
(e)determining the security measures (if any) needed for access to such Phenomap, in addition to the measures set forth in Section 3.5 in each case to maintain data safety and compliance with the restrictions set forth in this Agreement;
(f)proposing queries for Recursion to make in such Phenomap, if it is a Declined Neuroscience Phenomap, [***] Phenomap or the HUVEC Phenomap and discussing the results of such queries;
(g)designating as Collaboration Insights certain observations made from such Phenomap (or a Joint Multi-Modal Map in such cell type) by a Party (solely or jointly) that otherwise do not qualify as Collaboration Insights based on the applicable Access Log;
(h)with regard to the [***] JTT, selecting the [***] cancer cell line for each [***] Phenomap;
(i)proposing to the applicable JRC the initiation of Validation Programs based on Collaboration Insights made in such Phenomap (or a Joint Multi-Modal Map in such cell type);
(j)determining the number of Initial Small Molecule Hits for a Small Molecule Validation Program, the number of Initial Identified Target Hits for a

Target Validation Program and the number of Neuro Field Initial Small Molecule Hits in each Neuro SM Hit Group;
(k)reporting to the applicable JRC the progress under its applicable Research Plan; and
(l)for any other decision delegated to a JRC with respect to such Phenomap, providing a recommendation to such JRC for its consideration.
With respect to the responsibilities of each JTT set forth above, each Party shall have one (1) collective vote in all decisions of such JTT. In the event that agreement on a particular matter within the scope of its responsibility cannot be reached by a JTT within [***] Business Days (or such longer period as the JTT members agree) after the JTT first meets to consider such matter, the matter shall be referred to the applicable JRC, which shall resolve such matter in accordance with Section 2.2.3. Each JTT shall meet and operate during the period commencing upon its formation until the applicable JRC at its discretion dissolves such JTT. Thereafter, such JTT shall cease operations and perform no further functions under this Agreement. Notwithstanding the foregoing, following dissolution of a JTT, the applicable JRC may re-establish such JTT as needed.
1.1.2Joint Multi-Modal Team. Within [***] days after the Effective Date, the Parties shall establish a joint multi-modal team (the “JMMT”). The JMMT shall be responsible for:
(a)drafting the Research Plans, and any amendments thereto, for joint, multi-model activities in the Neuro Field and overseeing the activities under such plans;
(b)proposing the Joint Multi-Modal Map Standards for each Joint Multi-Modal Map;
(c)addressing technical challenges encountered during the conduct of such Research Plans;
(d)setting up the Collaboration Cloud in accordance with Section 3.6.2;
(e)determining the security measures (if any) needed for access to and use of Joint Multi-Modal Maps, Joint Multi-Modal Models, Joint Multi-Modal Embeddings and data generated under such Research Plan and used in such Collaboration Cloud, in addition to the measures set forth in Section 3.6.2, in each case to maintain data safety and compliance with the restrictions set forth in this Agreement;
(f)establish and monitor the amount and allocation of the Collaboration Cloud’s GPUs and data storage among the VPCs;
(g)reporting to the Neuro JRC the progress under its applicable Research Plan; and
(h)for any other decision delegated to a JRC with respect to a Joint Multi-Modal Map, providing a recommendation to such JRC for its consideration.

With respect to the responsibilities of the JMMT set forth above, each Party shall have one (1) collective vote in all decisions of such JMMT. In the event that agreement on a particular matter within the scope of its responsibility (other than subsection (f) above) cannot be reached by the JMMT, within [***] Business Days (or such longer period as the JMMT members agree) after the JMMT first meets to consider such matter, the matter shall be referred to the Neuro JRC, which shall resolve such matter in accordance with Section 2.2.3. For decisions regarding [***]. The JMMT shall meet and operate during the period commencing upon its formation until the Neuro JRC at its discretion dissolves the JMMT. Thereafter, such JMMT shall cease operations and perform no further functions under this Agreement. Notwithstanding the foregoing, following dissolution of the JMMT, the Neuro JRC may re-establish the JMMT as needed.
1.1.3Joint Program Teams. Within [***] days after a JRC decision to pursue a Validation Program or a Stage 3 Small Molecule Program, the Parties shall establish a joint project team (a “JPT”) for such program. Such JPT shall be responsible for:
(a)drafting the Research Plans, and any amendments thereto, for the applicable Validation Program, Stage 3 Small Molecule Program or Additional Screening Work and overseeing the activities under such plans;
(b)for each Small Molecule Validation Program in which Validated Small Molecule Series are acting through different Targets, identifying separate Stage 3 Small Molecule Programs for each such set of Validated Small Molecule Series acting through a different Target;
(c)for a Stage 3 Small Molecule Program, proposing a plan to the applicable JRC to resolve a Dispute regarding achievement of the Lead Series Criteria or Development Candidate Criteria for such program;
(d)reporting to the applicable JRC the progress under its applicable Research Plan; and
(e)for any other decision delegated to a JRC with respect to such program, providing a recommendation to such JRC for its consideration.
With respect to the responsibilities of each JPT set forth above, each Party shall have one (1) collective vote in all decisions of such JPT. In the event that agreement on a particular matter within the scope of its responsibility cannot be reached by a JPT within [***] Business Days (or such longer period as the JPT members agree) after such JPT first meets to consider such matter, the matter shall be referred to the applicable JRC, which shall resolve such matter in accordance with Section 2.2.3. Each JPT shall meet and operate during the period commencing upon its formation until the completion of the applicable Research Plan unless the applicable JRC at its discretion earlier dissolves such JPT. Thereafter, the JPT shall cease operations and perform no further functions under this Agreement. Notwithstanding the foregoing, following dissolution of a JPT, the applicable JRC may re-establish such JPT as needed.
1.1.4Team Membership; Participation. Each of the JTTs, JMMT and JPTs, and any team established by the JSC pursuant to Section 2.1.2(c) is sometimes referred to individually herein as a “Team” and collectively as the “Teams.” Each Team shall be composed of up to [***] representatives designated by each of Recursion and Roche (though the Parties need not have the same number of representatives on such Team), each appropriate for the tasks then being undertaken and the stage of technical development, in terms of their seniority, function in their respective organizations, training and experience. Each Party shall designate one of its representatives to each Team as its primary contact for matters pertaining to such Team (such Party’s Team “Co-Lead”). Subject to the foregoing, from time to time, each Party may replace any or all of its representatives to a Team (including its Co-Lead) at any time by informing the other Party in advance, in writing (which may be by email). Each Team shall meet [***], or as otherwise agreed to by the Parties and shall meet at such other times as deemed appropriate by such Team. Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a Team meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement.
1.4Committee and Team Meetings; Minutes. In order to hold a committee or Team meeting or to make a committee or Team decision, at least one (1) member of such committee or Team from each Party must participate in the meeting or vote; provided that either Party may defer a meeting or a vote if such Party desires to postpone until the applicable committee or Team members are able to attend or participate, so long as such postponement does not cause material or undue delays to any Research Plan. Committees and Teams may meet in person or via teleconference, video conference or the like, provided that at least one (1) meeting per Calendar Year shall be held in person, unless otherwise agreed by the Parties. Each Party shall bear the expense of its respective representatives’ participation in committee and Team meetings. Each committee or Team shall keep minutes of its meetings that record in writing all decisions made, action items assigned or completed and other appropriate matters. The Parties shall alternate the responsibility for keeping such meeting minutes for a particular committee or Team. Meeting minutes shall be sent to both Parties promptly after a meeting for review, comment and approval. Decisions that are made by the committee or Team outside of a meeting shall be documented in writing (which may be by email).
1.5Alliance Managers. Promptly following the Effective Date, each Party shall designate an individual to act as the alliance manager for such Party (such Party’s “Alliance Manager”). The Alliance Managers will act as the primary point of contact between members of the JSC and the JRC and other relevant personnel of the Parties involved in oversight and compliance of the activities under this Agreement. Additionally, the Alliance Managers shall assist in the resolution of potential issues and Disputes in a timely manner to enable the Parties to reach consensus and avert escalation of such issues or potential Disputes. The Alliance Managers may attend all meetings of the committees and Teams contemplated herein as non-voting participants, provided that the Alliance Managers will make reasonable efforts to attend all JSC and JRC meetings and will support the JSC and JRCs in the discharge of their respective responsibilities. An Alliance Manager may bring any matter concerning a Party’s performance under this Agreement to a JRC or the JSC if the Alliance Manager reasonably believes that such attention is warranted. Either Party may replace its Alliance Manager at any time by notifying the other Party’s Alliance Manager in writing (which may be by email).
1.6Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a committee or Team unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No committee or Team shall have the power to amend, modify or waive compliance with this Agreement, which may only be amended or modified, or compliance with which may only be waived, as provided in Section 15.8.
1.7Day-to-Day Conduct. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Nothing contained in this ARTICLE

2 shall prevent a Party from making routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligation hereunder, in each case in a manner consistent with the then-current applicable Research Plan and the terms and conditions of this Agreement.
ARTICLE 3
Map Creation; Acceptance; Access
1.1Phenomap Creation. During the applicable Exclusivity Period, Recursion shall create the following Phenomaps (or, in the case of the HUVEC Phenomap, augment such then-existing map if requested by Roche, as described below) for use in the Collaboration as further described below (the activities set forth in this Section 3.1 and Sections 3.2 and 3.3, in accordance with the applicable Research Plans, the “Stage 0-1 Activities”):
(a)a [***] Phenomap for each of up to four (4) [***] cancer Cell Contexts determined by the applicable JTT and approved by the [***] JRC as part of the applicable Research Plan, as may be updated from time to time with Stage 2/3 Image Data;
(b)a [***] Phenomap for each of up to six (6) neuroscience-related Cell Contexts determined by the applicable JTT and approved by the Neuro JRC as part of the applicable Research Plan, including the Genetics-Only Initial Phenomaps;
(c)a [***] Phenomap for each of up to six (6) neuroscience-related Cell Contexts determined by the applicable JTT and approved by the Neuro JRC as part of the applicable Research Plan, including the [***] Phenomaps ([***] as may be updated from time to time with Stage 2/3 Image Data or as set forth in 6.2.4(a), each a “Neuroscience Phenomap”); and
(d)the HUVEC Phenomap.
1.2Stage 0 Phenomap Planning.
1.1.1Stage 0 Plans.
(a)Promptly following the Effective Date, for the [***] Initial Neuroscience Phenomaps and the [***] Phenomaps, each Party will conduct the activities designated as stage 0 activities for such Phenomap (the “Stage 0 Plan”) and assigned to such Party in the applicable Research Plan attached hereto in Exhibit C.
(b)For any other Neuroscience Phenomap described in Section 3.1 for a cell type that has not previously been used in a Neuroscience Phenomap, promptly following Roche’s request (which will include the requested cell type), the Parties shall promptly form a JTT, and such JTT will promptly draft a Research Plan, which includes a Stage 0 Plan, setting forth the Stage 0-1 Activities for such cell type for such Phenomap. Such Research Plan’s Stage 0 Plan will include activities to generate, evaluate, and select a Cell Context for the Neuroscience Phenomap to be generated in Stage 1. Per each Stage 0 Plan, multiple cell lines, some of which may be modified by selected [***], will be [***]. Following approval of such Research Plan by the applicable JRC, each Party will conduct the activities assigned to it in the Stage 0 Plan of such Research Plan. If the applicable JTT determines [***], such activities shall be set forth in an amendment to the applicable Research Plan, and Recursion will create a reasonable number of certain engineered cell lines during Stage 0-1 Activities to properly display and analyze some Other Map Perturbations with the Recursion Platform.

(c)Initial aliquots of the parental cell lines to be evaluated for the Neuroscience Phenomaps will be [***] from vendors selected by the applicable JTT, and initial aliquots of the cell lines to be evaluated for the [***] Phenomaps will be [***]. Recursion thereafter will expand such initial aliquots as part of the scale-up process set forth in the applicable Stage 0 Plan.
1.1.2Phenomap Standards and Feasibility.
(a)Prior to Recursion generating any Phenomap set forth in Section 3.1, the applicable JTT will propose the Phenomap Standards for such Phenomap for approval by the applicable JRC. In the event a Neuroscience Phenomap does not meet the applicable JRC-approved Phenomap Standards, [***], (i) [***] and (ii) [***], unless, in each case (i) and (ii), otherwise agreed by the Parties. In the event a [***] Phenomap does not meet the applicable Phenomap Standards, then, the Parties’ respective access and use rights and obligations under this Agreement with regard to such [***] Phenomap (and its Recursion Phenomap Model and [***] Image Data and Embeddings) will be [***].
(b)All Neuroscience Phenomaps are subject to technical feasibility as determined by the applicable JTT. In the event that the JTT determines that a Neuroscience Phenomap is not technically feasible, (i) such Phenomap, to the extent it was created, will not be counted as one of the Phenomaps set forth in Section 3.1(b) and 3.1(c) and (ii) with regard to Roche’s rights and obligations under this Agreement, [***], unless, in each case (i) and (ii), otherwise agreed by the Parties. If a JTT does not agree upon whether a Phenomap in a certain Cell Context is or is not technically feasible, then such Dispute will be determined by the applicable JRC under Section 2.2.3.
1.1.3Timing of Requests for Additional Neuroscience Phenomaps. Unless otherwise agreed by the Parties, (a) any Additional Neuroscience Phenomap may only be requested by Roche (and the applicable Initiation Fee, if any, must be paid) within [***] years of the Effective Date (the “Map Request Period”); and (b) Recursion will not commence Stage 0-1 Activities for any Roche-requested Additional Neuroscience Phenomap until the Stage 0-1 Activities for [***] is completed or earlier discontinued; provided that, prior to such completion or earlier termination, [***].
1.1.4Recursion Independently Created Neuroscience Phenomaps. During the Neuroscience Exclusivity Period, Recursion may create, [***], Phenomaps in neuroscience-related Cell Contexts in addition to those requested by Roche in Sections 3.1(b) and 3.1(c), and all such Phenomaps will be deemed Additional Neuroscience Phenomaps, [***].
1.3Stage 1 Map Creation.
1.1.1[***] Phenomaps. For each [***] Phenomap, following completion of the applicable Stage 0 Plan, including selection of the Cell Context, the JTT will finalize the Other Map Perturbations to be included in such [***] Phenomap (and, if necessary, amend the applicable Research Plan to include such Other Map Perturbations), and Recursion will create a [***] Phenomap in such Cell Context, in accordance with such Research Plan.
1.1.2Neuroscience.
(a)For each Neuroscience Phenomap, following completion of the applicable Stage 0 Plan, including selection of the Cell Context, the applicable JTT will finalize the Other Map Perturbations to be included in such Neuroscience Phenomap (and, if necessary, amend the applicable Research Plan to include such Other Map Perturbations) and, following agreement on the Phenomap Standards, Recursion will create a [***] Neuroscience Phenomap in such Cell Context, in accordance with such Research Plan; provided that, at Roche’s request, Recursion will not create a [***] Phenomap for such Cell Context (and the Stage 0-1 Activities solely applicable to such [***] Phenomap will be deemed discontinued) and instead will create a [***] Phenomap in such Cell Context as set forth in Section 3.3.2(b).
(b)Following Roche’s acceptance of a [***] Neuroscience Phenomap in a cell type in accordance with Section 3.4.2 and Roche’s request for a [***] Phenomap in the same cell type (which will include, if applicable, a desired [***]) or following Roche’s request for only a [***] Phenomap in a cell type (which will include, if applicable, a desired [***]) as set forth in Section 3.3.2(a), the applicable JTT promptly will (A) if the requested Phenomap is for a [***], draft a plan to evaluate and select [***] for such Phenomap and (B) determine the Other Map Perturbations to be included in the Phenomap. Promptly thereafter, Recursion will create a [***] Phenomap, including such Other Map Perturbations, in such Cell Context.
(c)For each Roche-requested Neuroscience Phenomap, Recursion will promptly notify Roche in writing when it initiates map-building activities following selection of the Cell Context and any Other Map Perturbations as set forth herein (each, a “Map Initiation Notice”).
1.1.3HUVEC Phenomap. Initially, the Parties anticipate that, if Roche wants the HUVEC Phenomap used for the Collaboration, the HUVEC Phenomap will be only Recursion’s then-existing version as expanded by Recursion, in its discretion, from time to time. However, promptly following Roche’s written request, during the Map Request Period, to include Roche Small Molecules or Other Map Perturbations in the HUVEC Phenomap, the applicable JTT(s) will determine the Other Map Perturbations to be included in such Phenomap, draft a Research Plan (or amendment thereto) to include such Roche Small Molecules and Other Map Perturbations, and Recursion will generate HUVEC Image Data and Embeddings of such Roche Small Molecules and Other Map Perturbations in HUVEC and include them in the HUVEC Phenomap for the Collaboration in accordance with such Research Plan.
1.1.4Sequencing. Roche may, in its discretion, perform sequencing on a potential or selected Cell Context of any [***] Phenomap or Neuroscience Phenomap that is the subject of Stage 0-1 Activities in order to (a) for [***] Phenomap or Neuroscience Phenomaps, aid the evaluation and selection of the Cell Context for such Phenomap (or a potential future Neuroscience Phenomap); or (b) to supplement the Parties’ identification of Collaboration Insights for further validation in the Neuro Field, including the Parties’ activities under the Multi-Modal Research Plans, or in the [***] Field. Recursion will provide protocols it created or used in Stage 0-1 Activities for its arrayed perturbation assay for the [***] Phenomaps and Neuroscience Phenomaps, including [***], at Recursion’s expense, to enable Roche’s sequencing activities in accordance with the applicable Research Plan; [***]; and provided further that, [***]. Roche may provide, at its discretion and subject to agreed-upon information security measures, any or all of such Sequencing Data to Recursion, solely for use by Recursion as set forth in Section 8.5. In addition, [***].
1.1.5Agreement to Cease Activities under a Research Plan. The Parties may agree to terminate specific activities under any Research Plan during any Stage.
1.4Phenomap Acceptance.

1.1.1HUVEC and [***]. Promptly upon Recursion’s completion of an augmented HUVEC Phenomap described in Section 3.3.3 and of each Roche-requested [***] Phenomap, Recursion will provide Roche with written notice of such completion, which shall include data demonstrating achievement of the Phenomap Standards for such Phenomap, and access to the images within the augmented HUVEC Image Data and Embeddings or the [***] Image Data and Embeddings (as applicable) for such Phenomap solely to evaluate achievement of such Phenomap Standards. If Roche notifies the applicable JTT that it has concerns about the accuracy, functioning or reliability of such Phenomap, the JTT shall promptly meet to discuss and determine how to address such concerns.
1.1.2Neuroscience.
(a)Promptly upon Recursion’s completion of each Neuroscience Phenomap, Recursion will provide Roche with written notice of such completion, which shall include data demonstrating achievement of the Phenomap Standards for such Phenomap. During the [***] day period following Roche’s receipt of such notice and data (the “Evaluation Period”), Recursion will permit and facilitate the full access (but not the ability to download) for up to [***] named individuals from, and nominated by, Roche to such Neuroscience Phenomap and the Neuro Image Data used to create such Phenomap, including the ability to query such Phenomap, solely to evaluate Roche’s interest in accepting such Phenomap. For clarity, any observations made pursuant to such queries shall be Collaboration Insights, to the extent they satisfy Section 1.32. For clarity, [***] in such Phenomap for purposes of Roche’s access during the applicable Evaluation Period and, to the extent Roche Small Molecules are included in such Phenomap, at least a subset of reference compounds comprising such Roche Small Molecules will be identified. Recursion will retain the right to maintain an Access Log of all queries to such Phenomap made during such Evaluation Period to monitor compliance with the Agreement. If, during the Evaluation Period for a Phenomap, Roche notifies the applicable JTT that it has concerns about the accuracy, functioning or reliability of such Phenomap, the applicable JTT shall promptly meet to discuss and determine how to address such concerns.
(b)If Roche provides Recursion written notice during the Evaluation Period for a Neuroscience Phenomap that it accepts such map (an “Acceptance Notice”) and pays the applicable Acceptance Fee in accordance with Section 6.2, such map thereafter will be deemed accepted by Roche (an “Accepted” Neuroscience Phenomap). If Roche does not provide an Acceptance Notice within the Evaluation Period for a Neuroscience Phenomap or does not pay the applicable Acceptance Fee in accordance with Section 6.2, such map thereafter will be deemed declined by Roche (a “Declined” Neuroscience Phenomap).
1.5Phenomap Access. Unless otherwise agreed by the Parties, Phenomaps created pursuant to this ARTICLE 3 will be hosted on a Recursion-controlled server.
1.1.1Restricted Access Phenomaps. During the [***] Exclusivity Period, for all [***] Phenomaps, [***] Images Data and Embeddings, and Models used to create such [***] Phenomaps, only named individuals from, and nominated from time to time by, Recursion working directly on generating Collaboration Insights or on Research Plan activities will have access to such Phenomaps, image data, Embeddings or Models through a unique email and password combination and additional security measures determined by the applicable JTT to ensure data safety and compliance with the Agreement (e.g., VPNs). During the applicable Exclusivity Period, for each of the (i) HUVEC Phenomap (as may be augmented in accordance with Section 3.3.3) and (ii) all Declined Neuroscience Phenomaps, only named individuals from, and nominated from time to time by, Recursion will have access to such Phenomaps through a unique email and password combination and additional security measures determined by the applicable

JTT to ensure data safety and compliance with the Agreement (e.g., VPNs), but only the subset of such named individuals working directly on generating Collaboration Insights or on Research Plan activities will have access to the Phenomap relationships and HUVEC Image Data and Embeddings, Neuro Image Data, and Neuro Image Embeddings (as applicable), in each case that involve or pertain to the Roche Small Molecules or to Other Map Perturbations that are proprietary to Roche and included in such Phenomap (collectively, the “Roche Proprietary Phenomap Information”) and solely to conduct queries in the applicable Exclusive Field to generate Collaboration Insights or inform Research Plan activities. Recursion will ensure that no other individual with access to the HUVEC Phenomap or Declined Neuroscience Phenomaps will have access to Roche Proprietary Phenomap Information during the applicable Exclusivity Period and that no other Recursion individuals will have access to the [***] Phenomaps. Recursion will maintain an Access Log for each [***] Phenomap and Declined Neuroscience Phenomap [***]. Roche will not have independent access to the HUVEC Phenomap, [***] Phenomaps or Declined Neuroscience Phenomaps, but, during the applicable Exclusivity Period, will access and query such Phenomaps in the applicable Exclusive Field by:
(a)[***].
(b)[***].
(c)[***].
1.1.2[***] Access Phenomaps. During the Neuroscience Exclusivity Period, for each Accepted Neuroscience Phenomap, [***] access to such Phenomap and the Neuro Image Data used to create such Phenomap (but, for clarity, not the ability to download such images) through a unique email and password combination and additional security measures determined by the applicable JTT to ensure data safety and compliance with the Agreement (e.g., VPNs), solely to conduct queries in the Neuro Field to generate Collaboration Insights or inform Research Plan activities (including for Validation Programs and Stage 3 Small Molecule Programs). Recursion will maintain an Access Log for each Accepted Neuroscience Phenomap, which is accessible by both Parties [***].
1.1.3Phenomap Use Training. At least [***] days prior to the completion of each Neuroscience Phenomap, Recursion will provide training to the named Roche individuals who will access such Phenomap for evaluation pursuant to Section 3.4.2 on the software, interface, metrics and the like to allow Roche to access, query and evaluate such Phenomap (and the Neuro Image Data used to create such Phenomap). Following Roche’s acceptance of each Neuroscience Phenomap, Recursion will, if requested by Roche, also provide such [***]. In addition, during the first [***] days of the Evaluation Period for a Neuroscience Phenomap, Recursion will actively assist the named Roche individuals pursuant to Section 3.4.2 to understand and use such Phenomap and the Neuro Image Data used to create such Phenomap and, during the Evaluation Period, promptly answer all reasonable questions from Roche regarding such Phenomap and Roche’s evaluation thereof.
1.6Joint Multi-Modal Maps.
1.1.1Following acceptance of a Neuroscience Phenomap by Roche in accordance with Section 3.4.2 and Roche’s written request during the Neuroscience Exclusivity Period, the JMMT will promptly draft a Research Plan, for approval by the Neuro JRC, setting forth each Party’s activities to create a Joint Multi-Modal Map for such Accepted Neuroscience Phenomap (a “Multi-Modal Research Plan”), using the Neuro Image Data from such Accepted Neuroscience Phenomap, Sequencing Data,

Recursion Background ML Know-How, Roche Background ML Know-How and any other Know-How or data that the Parties agree to include in such activities. For clarity, a Joint Multi-Modal Model Architecture shall not use the Recursion Phenomap Model Architectures except to the extent that Recursion, at its sole discretion, uses or incorporates such Recursion Phenomap Model Architecture(s) in such Joint Multi-Modal Model Architecture. Notwithstanding the foregoing, the Parties anticipate that the JMMT will be meeting and making infrastructure plans and arrangements prior to Roche’s first acceptance of a Neuroscience Phenomap in order to move quickly after such acceptance.
1.1.2Joint Multi-Modal Map Access.
(a)During the Neuroscience Exclusivity Period, the Joint Multi-Modal Models, Joint Multi-Modal Embeddings and Joint Multi-Modal Maps will be created, trained and stored on a [***] (a “Collaboration Cloud”). The JMMT will work together to set up the Collaboration Cloud, including three (3) virtual private cloud environments (each, a “VPC”) consisting of (i) a shared VPC and (ii) a unique VPC environment for each Party, accessible only by named individuals from such Party, for storage of proprietary data, Recursion Background ML Know-How or Roche Background ML Know-How that a Party wants to use, but not disclose to the other Party, in the creation or operation of a Joint Multi-Modal Model or Joint Multi-Modal Map. [***]. As of the Effective Date, Roche anticipates, that, following its acceptance of the first Initial Neuroscience Phenomap, it would purchase [***] reserved instance GPUs for the Collaboration Cloud, which would be shared across the three (3) VPCs. The JMMT would, among other matters, decide how to allocate the Collaboration Cloud’s GPUs and data storage capacity among the VPCs at any given time. If, at any time during the Neuroscience Exclusivity Period, Recursion wants to use additional GPUs or data storage in its VPC beyond what the JMMT has allocated to it at that particular time, [***]. Each Party will bear the data transfer costs it incurs from transferring its data into or out of the Collaboration Cloud. [***].
(b)During the Neuroscience Exclusivity Period, [***] access to the Collaboration Cloud, including the Joint Multi-Modal Maps, through a unique email and password combination and additional security measures determined by the JMMT to ensure data safety and compliance with the Agreement as needed (e.g., VPNs); provided that such individuals may query the Joint Multi-Modal Maps solely in the Neuro Field to generate Collaboration Insights or inform Research Plan activities. The Parties will maintain an Access Log for the Collaboration Cloud, accessible by both Parties, which will include [***].
1.7External Use Option.
1.1.1During the Neuroscience Exclusivity Period, at any time following Roche’s acceptance of a [***] Phenomap and a [***] Neuroscience Phenomap for the same cell type, Roche may exercise its option to obtain the rights to use outside the Collaboration for all purposes, as described in Sections 8.4.2(b) and 8.6, (i) the Neuro Image Data created for such Accepted [***] Neuroscience Phenomap and for any Accepted [***] Phenomap for the same cell type (as well as any Stage 2/3 Image Data that Recursion adds to such Phenomap(s) during the applicable Exclusivity Period [***]) and (ii) [***] (an “External Use Option”). To exercise an External Use Option, Roche shall first provide written notice to Recursion specifying the applicable Accepted [***] Neuroscience Phenomap (and the related Accepted [***] Phenomap) whose Neuro Image Data it desires (an “Election Notice”). Promptly following receipt of an Election Notice, Recursion will provide [***]. If Roche does not believe such image criteria have been met, it will notify Recursion in writing within such [***] day period of its concerns, and the Parties will promptly discuss such concerns in good faith. If Roche believes the applicable Neuro Image Data and Stage 2/3 Image Data satisfy such image criteria, then it will provide Recursion with a written notice of such within such [***] day period (an “Exercise Notice”).
1.1.2Promptly following its receipt of an Exercise Notice, Recursion will transfer to Roche a copy of all Neuro Image Data [***] that is the subject of such External Use Option. Promptly following Roche’s receipt of the applicable Neuro Image Data and [***], Roche will provide Recursion with written confirmation of the successful transfer and pay Recursion the applicable External Use Fee in accordance with Section 6.3.
1.1.3[***].
1.1.4For the avoidance of doubt, [***].
1.1.5Notwithstanding anything to the contrary in Section 3.7.1, [***].
1.8General Principles for All Research Plans. Roche and Recursion each shall use Commercially Reasonable Efforts to perform the activities assigned to it under each Research Plan. For the avoidance of doubt, [***]. Except as otherwise expressly set forth herein, each Party shall conduct its activities under all Research Plans under this Agreement [***] and in accordance with the terms and conditions of this Agreement and each Party shall obtain and maintain, at its expense (subject to Section 9.1), all rights and licenses necessary for it to conduct such activities [***]. In addition, the Parties expect that all future Research Plans (other than Multi-Modal Research Plans) will follow a similar allocation of performance and expense responsibility between the Parties as their initial ones [***]. The JTT, JMMT or JPT (as applicable) responsible for overseeing or conducting activities under a Research Plan will review such Research Plan from time to time as necessary for the purpose of considering appropriate amendments thereto and recommend any such amendments to the applicable JRC for consideration. In addition, either Party, through its representatives on the applicable JRC, may propose amendments to a Research Plan at any time.
1.9Subcontracting.
1.1.1Roche shall have the right to subcontract any of its activities under this Agreement to a Third Party.
1.1.2Recursion shall not subcontract any material Research Plan activities to a Third Party, other than Authorized Subcontractors solely to perform the relevant Subcontracted Activities. Such activities performed by an Authorized Subcontractor on behalf of Recursion shall be pursuant to a written subcontract specifying the work to be subcontracted and containing provisions consistent with the terms and conditions of this Agreement, including with respect to confidentiality and intellectual property.
1.1.3Each Party shall be responsible (and liable) to the other Party for the performance of such Party’s activities pursuant to this Agreement by its subcontractors and for any failure by its subcontractors to comply with the restrictions, limitations and obligations set forth in this Agreement as if such performance or failure of such subcontractors were the performance or failure of such Party under this Agreement.
1.10Reports; Records.
1.1.1Progress Reports.

(a)Subject to Section 3.3.4, each Party shall use reasonable efforts to keep the other Party informed of its activities under the Research Plans, including providing updates at each JRC and applicable JTT, JMMT or JPT meeting. In the event that either Party requests further information regarding any such update, including any reasonable request for then-existing data or other research results from activities under the Research Plan, then, except as set forth in Section 3.3.4 with respect to Sequencing Data, the Parties shall cooperate to achieve such data exchange in a timely and efficient manner. Neither Party shall be required to generate additional data to comply with the foregoing obligation. Except as set forth in Section 3.3.4 with respect to Sequencing Data, upon completion or earlier cessation of each Research Plan, each Party will provide a written report to the applicable JTT, JMMT or JPT that summarizes the activities performed and discloses all Other Collaboration Data, Program Data other than Stage 2/3 Image Data, Program IP and Joint Collaboration IP, in each case generated by or on behalf of such Party (solely or jointly) in the conduct of such activities. For any Stage 2/3 Image Data generated in the conduct of a Research Plan, Recursion will provide named individuals from, and nominated from time to time by, each Party working directly on the applicable Research Plan with unrestricted access to such Stage 2/3 Image Data, through a unique email and password combination and additional security measures determined by the JMMT to ensure data safety and compliance with the Agreement as needed (e.g., VPNs). Each Party’s use of such Stage 2/3 Image Data is governed by ARTICLE 8, depending on the status of the applicable program and each Party’s exercise of its options, if any, therefor to which such images relate. After the applicable Exclusivity Period, at Roche’s request, Recursion will continue to make the Stage 2/3 Image Data generated in the applicable Exclusive Field available to Roche using the same controlled access as set forth above (except that, with regard to Stage 2/3 Image Data that is not licensed under a Product License, Target License or Recursion Product License, there is no requirement that a Party’s named individuals accessing such data must be working on a Research Plan in order to do so), or transfer such Stage 2/3 Image Data to Roche; provided that, at any time after the applicable Exclusivity Period, Recursion may elect to transfer such Stage 2/3 Image Data to Roche at Recursion’s expense and thereafter cease making such Stage 2/3 Image Data available to Roche. In addition, the JRC may determine what reports shall be generated in respect of Research Plan activities, including the content and timing thereof. The Parties shall promptly share all such reports with the JRC or applicable Team.
(b)Recursion shall provide Roche a written update on the progress of its each of its Independent Programs and Recursion Programs at least [***] each Calendar Year until the earlier of permanent discontinuation of such program by Recursion and [***]. Roche shall have the right to call an ad hoc meeting of the applicable JRC to discuss such written update and the applicable Independent Program or Recursion Program.
1.1.2Research Records. Each Party shall, and shall ensure that any Third Party subcontractors pursuant to Section 3.9, maintain records (a) in sufficient detail and in good scientific manner appropriate for Prosecution and Maintenance and regulatory purposes, and (b) in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its activities under the Research Plans, Independent Programs and Recursion Programs and which shall record only such activities and shall not include or be commingled with records of activities other than those conducted pursuant to the applicable Research Plan, Independent Program or Recursion Program. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by the applicable Party through the end of the applicable Exclusivity Period and for [***] years thereafter, or for such longer period as may be required by Applicable Law.
1.11Materials.

1.1.1Transfer. Each Party shall, at its expense (unless otherwise set forth in the applicable Research Plan), provide the other Party with the tangible materials specified under the applicable Research Plan (or as otherwise agreed by the applicable JTT, JMMT or JPT by consensus of the Parties) to be provided by such Party to the other Party for use pursuant to the applicable Research Plan (collectively, the “Materials”). Such Team may determine the specific format and timeline for the transfer of such Materials. For clarity, the term Materials does not include any Know-How or Data created by a Party in its performance of a Research Plan.
1.1.2Rights of Use. With respect to the Materials provided pursuant to this Section 3.11, the receiving Party shall have the right to use such Materials solely for the activities under the applicable Research Plan and to exercise the rights granted to such Party pursuant to ARTICLE 8, as applicable. Subject to the foregoing, all such Materials (a) shall be used by the receiving Party only in accordance with the terms and conditions of this Agreement; (b) shall not be reverse engineered, deconstructed or analyzed in any way by such Party except as expressly set forth in the applicable Research Plan or this Agreement; (c) shall not be delivered by such Party to any Third Party or used by such Party for the benefit of any Third Party except as expressly provided for herein; and (d) shall be used by such Party in compliance with Applicable Law.
1.1.3Roche Proprietary Genetic Variant Data and Materials and Engineered Cell Lines. Recursion shall have the right to use Roche Proprietary Genetic Variant Data and Materials solely for the activities under the applicable Research Plan and during the applicable Exclusivity Period. The Roche Proprietary Genetic Variant Data and Materials shall not be reverse engineered, deconstructed or analyzed in any way by or on behalf of Recursion except as expressly set forth in the applicable Research Plan and shall not be delivered by Recursion to any Third Party except as expressly provided for herein. Recursion shall provide Roche with (a) copies of all Data generated by or on behalf of Recursion within the Roche Proprietary Genetic Variant Data and Materials; and (b) [***]. Roche may use such Data [***] for any purpose, both during and after the Collaboration. Within [***] days after the end of the applicable Exclusivity Period, Recursion shall destroy all Roche Proprietary Genetic Variant Data and Materials (including copies thereof).
ARTICLE 4
Collaboration Programs
1.1Stage 2 Validation Programs.
1.1.1During the applicable Exclusivity Period, the applicable JTTs will discuss Collaboration Insights found by each Party, potentially designate other Collaboration Insights and propose initiation of validation activities for prioritized Collaboration Insights of interest to the applicable JRC for discussion. At any time during the applicable Exclusivity Period, the applicable JRC may approve initiation of such validation activities in the [***] Field or Neuro Field by Recursion under this Section 4.1 and create a JPT therefor. Subject to Section 4.1.3, promptly following such JRC approval, such JPT will draft a Research Plan for such activities for approval by the applicable JRC, and Recursion will undertake such activities pursuant to such approved Research Plan. Depending on the Collaboration Insights being pursued, Recursion will attempt to validate, pursuant to such Research Plan, either JTT-selected and JRC-approved Initial Small Molecule Hits (a “Small Molecule Validation Program”) or JTT-selected and JRC-approved Initial Identified Target Hits (a “Target Validation Program,” and collectively, with Small Molecule Validation Programs, “Validation Programs”). Each Research Plan for a Validation Program will include the validation activities consistent with the general activities set forth in Exhibit C to be conducted by Recursion, the total number of Initial Small Molecule Hits or Initial Identified Target Hits (as applicable) to be validated under such Validation Program, and the Validated Hit Criteria or Validated Target Criteria (as applicable).
1.1.2In each Small Molecule Validation Program’s Research Plan, the applicable JPT will include validation activities to evaluate the Initial Small Molecule Hits associated with the applicable Insight Perturbation, understand the mechanism of action (“MoA”) of the applicable Small Molecules (including identifying the associated Target), validate the associated Target and characterize between [***] and [***] potential Validated Small Molecule Series. In each Target Validation Program’s Research Plan, the applicable JPT will include validation activities to evaluate each Initial Identified Target Hit associated with the applicable Insight Perturbation in the applicable Phenomap or Joint Multi-Modal Map. A Target Validation Program will be pursued for a Target only in the event that the applicable JTT determines that no Small Molecules are associated with such Target in the originating Phenomap or Joint Multi-Modal Map or all such associated Small Molecules have failed; provided that if the applicable JTT determines that Small Molecules are associated with such Target in a later Phenomap or Joint Multi-Modal Map, at Roche’s request such Target Validation Program will be converted to a Small Molecule Validation Program.
1.1.3No more than [***] Validation Programs in the [***] Field and Neuro Field combined will be actively pursued in parallel by Recursion at any point during the Collaboration (the “Validation Program Active Cap”), unless otherwise agreed by the Parties in writing.
1.1.4[***].
1.1.5Roche’s Option for Validated Small Molecule Series. For each Small Molecule Validation Program, within [***] days following completion of the Research Plan activities for such Small Molecule Validation Program, Recursion will deliver to Roche, to the extent not previously provided by Recursion to Roche during conduct of the program, (a) a list, including structures, of each of the small molecules identified and synthesized by Recursion for such Small Molecule Validation Program, specifically identifying each of those within each Validated Small Molecule Series (if any); and (b) a copy of [***] and description of all Program IP and Joint Collaboration IP, in each case in this clause (b), generated by or on behalf of Recursion (solely or jointly) in the conduct of the Research Plan for such Small Molecule Validation Program, specifically noting all such Data that demonstrate achievement of the Validated Hit Criteria (an “SM Validation Confirmation”). For each Small Molecule Validation Program that successfully identifies at least [***] Validated Small Molecule Series, Roche may exercise its option (each, a “Validated SM Option”) for such Small Molecule Validation Program to have Recursion initiate lead optimization activities under a Stage 3 Small Molecule Program as set forth in Section 4.2.1 with up to [***] Validated Small Molecule Series from such program, which were either identified by Recursion or otherwise designated by Roche, by providing written notice (a “Validated SM Option Exercise Notice”) to Recursion within [***] days after Recursion delivers to Roche the SM Validation Confirmation for such Small Molecule Validation Program, subject to Section 4.2.7, and payment of the Validated SM Option Fee in accordance with Section 6.4.1. For each Small Molecule Validation Program for which Roche has exercised its Validated SM Option, at Roche’s request, Recursion will promptly transfer all Stage 2/3 Image Data for such Small Molecule Validation Program to Roche.
1.1.6Roche’s Validated Target Option; Roche Target List.

(a)For the Target of a Target Validation Program, within [***] days following completion of the Research Plan activities for such Target Validation Program, Recursion will deliver to Roche, to the extent not previously provided by Recursion to Roche during conduct of the program, (i) a copy of [***] and (ii) a description of all Program IP and Joint Collaboration IP, in each case of (i) and (ii), generated by or on behalf of Recursion (solely or jointly) in the conduct of the Research Plan for such Target Validation Program, specifically noting all such Data that confirm such Target is a Novel Target in the applicable Exclusive Field and demonstrate achievement of the other Validated Target Criteria (a “Target Validation Confirmation”). For each Target Validation Program that successfully identifies a Validated Target, Roche may exercise its option (each, a “Validated Target Option”) to obtain from Recursion the Validated Target license and exclusivity set forth in Sections 8.10.2 and 8.14.3 for such Target Validation Program by providing written notice (the “Validated Target Option Exercise Notice”) to Recursion within [***] days after Recursion delivers to Roche the Target Validation Confirmation for such Target Validation Program and paying the Validated Target Option Fee. For each Target Validation Program for which Roche has exercised its Validated Target Option, at Roche’s request, Recursion will promptly transfer all Stage 2/3 Image Data for such Target Validation Program to Roche.
(b)Following the Effective Date, Roche shall promptly deposit the Roche Target List with the Deposit Agent. If a JTT proposes initiating a Target Validation Program in the applicable Exclusive Field based on a proposed Initial Identified Target Hit for a Target on the Roche Target List for such Exclusive Field to the applicable JRC, Roche shall promptly notify Recursion that such Target is not a Novel Target; and upon Recursion’s written request, Roche will cause the Deposit Agent to confirm such fact (but no additional information concerning the Target) to Recursion in writing. For any pharmaceutical product that would be a Roche Enabled Product if the applicable Target was a Novel Target in the applicable Exclusive Field at the relevant time set forth in Section 1.179, upon Recursion’s written request, Roche will disclose to Recursion whether such Target is not a Novel Target because it is on the Roche Target List, and, if it is on such list, Roche will cause the Deposit Agent to confirm such fact (but no additional information concerning the Target) to Recursion in writing. All notices, requests and confirmations provided for in this Section 4.1.6(b) may be by email.
(c)For clarity, solely for purposes of a Target Validation Program, a Target of such Target Validation Program that is a Novel Target as of the date it is approved by the JRC for inclusion in such Target Validation Program shall remain Novel for purposes of the Collaboration and Roche Validated Target Products. For the avoidance of doubt, in the event that, during the conduct of a Target Validation Program, [***].

1.1.7Additional Validated Target Activities. Following Roche’s exercise of a Validated Target Option for a Target Validation Program, Roche, in its discretion, may elect to:
(a)research and develop therapeutic candidates against such Validated Target without further involvement of Recursion;
(b)research and develop therapeutic candidates against such Validated Target and supplement such activities by requesting in writing that Recursion, [***], use its phenomics platform, until the sooner of (i) [***] or (ii) [***] years from the Roche’s exercise of such Validated Target Option (the “Additional Screening Period”), to perform reasonable profiling or validation screens on therapeutic agents independently discovered or generated by Roche against such Validated Target pursuant to a Research Plan drafted by the applicable JPT and approved by the Neuro JRC (“Additional Screening Work”); or

(c)request in writing that Recursion, [***], identify, including by a cellular or biochemical screen, potential therapeutic candidates active against and intended to modify such Validated Target (other than the Small Molecules from the original Phenomap) pursuant to a Research Plan drafted by the applicable JPT and approved by the Neuro JRC. In the event that Recursion, at its discretion, agrees to such request and conducts the activities set forth in such Research Plan during the time period set forth therein, the therapeutic candidates identified by or on behalf of Recursion in accordance with such Research Plan will be deemed Initial Small Molecule Hits, which Roche may select for a Small Molecule Validation Program.
For the avoidance of doubt, Recursion may agree to or decline any Roche request under this Section 4.1.7(c) at its discretion by notifying Roche in writing within [***] days of receipt of such request (or such longer period as the Parties agree); provided that once Recursion agrees to conduct such activities, it will use Commercially Reasonable Efforts to conduct and complete them.

1.2Stage 3 Small Molecule Programs.
1.1.1Lead Identification.
(a)During the applicable Exclusivity Period, upon Roche’s exercise of a Validated SM Option for a Small Molecule Validation Program, subject to Section 4.2.7, the applicable JPT will promptly draft a Research Plan setting forth the hit-to-lead activities for the up to [***] Validated Small Molecule Series from such Small Molecule Validation Program with the goal of developing at least [***] and up to [***] Lead Series therefrom (each such program following exercise of the Validated SM Option, a “Stage 3 Small Molecule Program”). Such Research Plan shall be approved by the applicable JRC and will include the Lead Series Criteria and Target Candidate Profile for such Stage 3 Small Molecule Program. The applicable JPT will identify up to [***] prioritized Validated Small Molecule Series for which (unless otherwise agreed by the Parties) such hit-to-lead activities will initially be conducted in parallel to develop small molecule(s) that satisfy such Lead Series Criteria; provided that any of the other Validated Small Molecule Series from such Small Molecule Validation Program may be included in such hit-to-lead activities if one or more of the initial prioritized Validated Small Molecule Series fails. Promptly following approval of such Research Plan by the applicable JRC, Recursion will conduct the activities as set forth therein. Within [***] days following the earlier of completion of the Research Plan activities for such Stage 3 Small Molecule Program and the applicable Completion Date, Recursion will deliver to Roche, to the extent not previously provided by Recursion to Roche during conduct of the program, (a) a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Stage 3 Small Molecule Program, specifically identifying those within each Lead Series identified by Recursion (if any); and (b) a copy of [***] and a description of all Program IP and Joint Collaboration IP, in each case in this clause (b), generated by or on behalf of Recursion (solely or jointly) in the conduct of such Research Plan, specifically noting all such Data that demonstrate achievement of the Lead Series Criteria (a “Lead Activities Report”).
(b)Roche shall notify Recursion in writing within [***] days of receipt of the Lead Activities Report if Roche does not in good faith agree that Recursion has identified and synthesized small molecules in at least [***] different series that meet the Lead Series Criteria, and promptly following such notice, the applicable JPT will discuss potential reasons for the disagreement and propose a plan to resolve the disagreement for approval by the applicable JRC. If approved, the Parties shall promptly carry out such approved plan. If such JPT is unable to agree on a plan to resolve the disagreement, then the applicable JRC shall attempt to resolve such disagreement. If the JRC cannot agree on such plan or if, after conducting an approved plan, the Parties still cannot agree on whether or not Recursion has identified and synthesized small molecules in at least [***] different series that meet the Lead Series Criteria for the applicable

Stage 3 Small Molecule Program, the Parties will mutually agree (such agreement not to be unreasonably withheld) within [***] days on a Third Party to review such small molecules to determine whether small molecules identified and synthesized by Recursion in at least [***] different series meet the Lead Series Criteria. Such Third Party shall be required by the Parties to execute an appropriate confidentiality agreement approved in form and substance by the Parties and to make a final determination within [***] days, unless the Parties otherwise agree. Such Third Party’s determination with respect to Recursion has identified and synthesized small molecules in at least [***] different series that meet the Lead Series Criteria will be binding on both Parties. [***].
(c)If the results of performing a JSC approved, JPT plan or of a Third Party review under subsection (b) confirm Roche’s belief that Recursion has not identified and synthesized small molecules in at least [***] different series that meet the Lead Series Criteria, unless the Parties agree to terminate such Research Plan, Recursion shall continue to conduct the applicable Research Plan until the earlier of (i) identification by Recursion of small molecules in at least [***] different series that meet the Lead Series Criteria and (ii) the Completion Date for such Research Plan (as may be extended by mutual agreement). In either case (i) or (ii), Recursion will provide Roche, within [***] days of the conclusion of such time period, with a second Lead Activities Report as set forth above, and the Parties shall proceed with the process above with respect thereto. If the results of performing a JSC approved, JPT plan or of a Third Party review under subsection (b) confirm that Recursion has identified and synthesized small molecules in at least [***] different series that meet the Lead Series Criteria, and, at the time of Roche’s receipt of all results of such plan or of the Third Party review, whichever is applicable, more than [***] days have elapsed since delivery of the applicable Lead Activities Report to Roche, then, notwithstanding the time period set forth in Section 4.2.3, Roche shall have [***] days from receipt of the results of such plan or of the Third Party review, whichever is applicable, to exercise the Roche Lead Series Option with respect to such Stage 3 Small Molecule Program or elect to have Recursion continue development of such Stage 3 Small Molecule Program, each as otherwise set forth in Section 4.2.3.
(d)If, at any time, Recursion has elucidated the MoA for a Small Molecule Validation Program and determined that different Validated Small Molecule Series of such program are acting through different Targets to mediate the relationship between the applicable Insight Perturbation, the applicable JRC will designate a separate potential Stage 3 Small Molecule Program for each such set of Validated Small Molecule Series acting through a different Target to mediate such relationship, and the Program Data and Program IP for the related Small Molecule Validation Program will be allocated to each such separate Stage 3 Small Molecule Program based on which MoA it pertains to. In the event the applicable JRC is unable to agree on whether such Validated Small Molecule Series are acting through different Targets, the Parties will mutually agree (such agreement not to be unreasonably withheld) within [***] days on a Third Party to review such small molecules to determine whether they are acting through different Targets. Such Third Party shall be required by the Parties to execute an appropriate confidentiality agreement approved in form and substance by the Parties and to make a final determination within [***] days, unless the Parties otherwise agree. Such Third Party’s determination with respect to whether such Validated Small Molecule Series are acting through different Targets will be binding on both Parties. [***].
1.1.2Lead Optimization.
(a)During the applicable Exclusivity Period, for each Stage 3 Small Molecule Program for which Roche pays Recursion [***] and elects to have Recursion continue such program to develop a Development Candidate as set forth in Section 4.2.3(b), the applicable JPT will promptly draft a second Research Plan setting forth the lead optimization activities for the up to [***] Lead Series, identified by or on behalf of Recursion or otherwise designated by

Roche, from such Stage 3 Small Molecule Program to develop a Development Candidate and [***] to [***] Backup Small Molecules. Such Research Plan shall be approved by the applicable JRC and will include the Development Candidate Criteria and corresponding Target Candidate Profile for such Stage 3 Small Molecule Program. Promptly following approval of such Research Plan by the applicable JRC, Recursion will conduct the activities as set forth therein. Within [***] days following the earlier of completion of the activities for such Stage 3 Small Molecule Program set forth in such second Research Plan and the applicable Completion Date, Recursion will deliver to Roche, to the extent not previously provided by Recursion to Roche during conduct of the program, (a) a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Stage 3 Small Molecule Program, specifically identifying each of the Development Candidate(s) and Backup Small Molecules identified by Recursion; and (b) a copy of [***] and a description of all Program IP and Joint Collaboration IP, in each case in this clause (b), generated by or on behalf of Recursion (solely or jointly) in the conduct of such Research Plan, specifically noting all such Data that demonstrate achievement of the Development Candidate Criteria (a “Development Activities Report”).
(b)Roche shall notify Recursion in writing within [***] days of receipt of each such Development Activities Report if it does not in good faith agree that Recursion has identified and synthesized one or more Development Candidates for the applicable Stage 3 Small Molecule Program, and promptly following such notice, the applicable JPT will discuss potential reasons for the disagreement and propose a plan to resolve the disagreement for approval by the applicable JRC. If approved, the Parties shall carry out such approved plan. If such JPT is unable to agree on a plan to resolve the disagreement, then the applicable JRC shall resolve such disagreement.
(c)If the JRC cannot agree on such plan or if, after conducting an approved plan, the Parties still cannot agree on whether or not Recursion has identified and synthesized one or more Development Candidates for the applicable Stage 3 Small Molecule Program, the Parties will mutually agree (such agreement not to be unreasonably withheld) within [***] days on a Third Party to review such purported Development Candidate(s) to determine whether they meet the Development Candidate Criteria. Such Third Party shall be required by the Parties to execute an appropriate confidentiality agreement approved in form and substance by the Parties and to make a final determination within [***] days, unless the Parties otherwise agree. Such Third Party’s determination with respect to whether Recursion has identified and synthesized one or more Development Candidates will be binding on both Parties. [***].
(d)If the results of performing a JRC approved, JPT plan or of a Third Party review under subsection (b) confirm Roche’s belief that Recursion has not identified Development Candidates, unless the Parties agree to terminate such Research Plan, Recursion shall continue to conduct the applicable Research Plan until the earlier of (i) identification by Recursion of another small molecule that Recursion believes meets the Development Candidate Criteria and (ii) the Completion Date for such Research Plan (as may be extended by mutual agreement). In either case (i) or (ii), Recursion will provide Roche, within [***] days of the conclusion of such time period, with a second Development Activities Report as set forth above, and the Parties shall proceed with the process above with respect thereto. If the results of performing a JRC approved, JPT plan or of a Third Party review under subsection (b) confirm that Recursion has identified at least [***] small molecule that meets the Development Candidate Criteria, and, at the time of Roche’s receipt of all results of such plan or of the Third Party review, whichever is applicable, more than [***] days have elapsed since delivery of the applicable Development Activities Report to Roche, then, notwithstanding the time period set forth in Section 4.2.4, Roche shall have [***] days from receipt of the results of such plan or of the Third Party review, whichever, is applicable, to exercise the Roche Development Candidate Option with respect to such Stage 3 Small Molecule Program.

1.1.3Roche Lead Series Option. Upon Recursion’s achievement of the Lead Series Criteria for a Stage 3 Small Molecule Program, Roche may, by written notice to Recursion within [***] days after receipt of the Lead Activities Report demonstrating such achievement (as may be extended per Section 4.2.1(c)) (an “LS Decision Period”), either:
(a)exercise its exclusive option to obtain from Recursion the Product License set forth in Section 8.10.1 with respect to such Stage 3 Small Molecule Program (and from its prior Small Molecule Validation Program) (a “Roche Lead Series Option”), in which case Recursion will, promptly after the Option Effective Date, complete Program Transition for such Stage 3 Small Molecule Program; [***]; or
(b)elect to have Recursion continue such Stage 3 Small Molecule Program by developing a Development Candidate in accordance with Section 4.2.2.
If Roche, within an LS Decision Period, provides written notice that it is exercising its Roche Lead Series Option under subsection (a) or its election in subsection (b) with regard to the applicable Stage 3 Small Molecule Program, Roche would then pay Recursion an LO-Go Decision Milestone Payment within the period set forth in Section 6.6.1 for such program. In the event a Stage 3 Small Molecule Program achieved the Lead Series Criteria but Roche does not provide such notice within the LS Decision Period for such Stage 3 Small Molecule Program or pay the LO-Go Decision Milestone Payment within the period set forth in Section 6.6.1, such Stage 3 Small Molecule Program will be deemed an Available Stage 3 SM Program, subject to Section 4.3.3.
1.1.4Roche Development Candidate Option.
(a)Upon Recursion’s achievement of the Development Candidate Criteria for a Stage 3 Small Molecule Program that Roche elected to have Recursion continue as set forth in Section 4.2.3(b), Roche may, by written notice to Recursion within [***] days after receipt of the Development Activities Report demonstrating such achievement (a “DC Exercise Period”), exercise its exclusive option to obtain from Recursion the Product License set forth in Section 8.10.1 with respect to such Stage 3 Small Molecule Program (and from its prior Small Molecule Validation Program),(a “Roche Development Candidate Option”), in which case Recursion will, promptly after the Option Effective Date, complete Program Transition for such Stage 3 Small Molecule Program. In such notice, Roche may designate up to [***] Backup Small Molecules. If Roche, within a DC Exercise Period, provides written notice that it is exercising its Roche Development Candidate Option with regard to the applicable Stage 3 Small Molecule Program, Roche would pay Recursion an ED-Go Decision Milestone Payment within the period following the applicable Option Effective Date set as forth in Section 6.6.2 for such program.
(b)In the event a Stage 3 Small Molecule Program achieved the Development Candidate Criteria but Roche does not provide such notice within the DC Exercise Period for such Stage 3 Small Molecule Program or pay the ED-Go Decision Milestone Payment within the period set forth in Section 6.6.2, such Stage 3 Small Molecule Program will be deemed an Available Stage 3 SM Program, subject to Section 4.3.3.
1.1.5[***].
(a)[***].
(b)[***].

1.1.6Caps on Stage 3 Small Molecule Programs. In total, during the Exclusivity Periods, Roche may elect to advance up to forty (40) Stage 3 Small Molecule Programs in the [***] Field and Neuro Field combined (the “Stage 3 Aggregate Cap”), with no more than a total of [***] Stage 3 Small Molecule Programs in the [***] Field and Neuro Field combined being actively pursued by Recursion at any given time (the “Stage 3 Active Cap”), unless otherwise agreed by the Parties in writing. For clarity, if Roche exercises an option to any Independent Stage 2 Program or Independent Stage 3 Program as set forth in Section 4.3.4(a), such program, even if a Stage 3 Small Molecule Program is commenced or continued for such program, will not count against the Stage 3 Aggregate Cap or Stage 3 Active Cap.
1.1.7Roche’s Rights When Stage 3 Active Cap Reached. At any time during the Exclusivity Periods the Stage 3 Active Cap is reached, then, for any Small Molecule Validation Program for which Roche has exercised a Validated SM Option but for which a Stage 3 Small Molecule Program has not yet commenced at such time, Roche may:
(a)[***];
(b)[***];
(c)[***]; or
(d)[***].
1.1.8[***].
1.1.9Unstarted or Unfinished Stage 3 Small Molecule Programs Following the End of an Exclusivity Period. With respect to any (a) Small Molecule Validation Program for which Roche has exercised its Validated SM Option during the applicable Baseline Exclusivity Period but for which a Stage 3 Small Molecule Program has not yet commenced, (b) [***], or (c) Stage 3 Small Molecule Program for which Program Transition has not been initiated, in each case, [***].
1.3Recursion Independent Activities.
1.1.1Independent Stage 2 Activities.
(a)If, during the Neuroscience Exclusivity Period, Recursion desires to pursue validation activities for a Neuro SM Hit Group that the Neuro JRC has not included in an existing or previous Validation Program [***], Recursion will submit to Roche a written proposal setting forth the proposed research plan for such activities, including validated hit criteria (which shall be consistent with the applicable Initial Criteria) and any related research activities with respect to compounds beyond the scope of the applicable Neuro SM Hit Group (an “Independent Stage 2 Proposal”), [***], with such validation activities on such Neuro SM Hit Group. The total number of Initial Small Molecule Hits that Recursion proposes to validate as part of a Neuro SM Hit Group under an Independent Stage 2 Program shall be [***]. Within [***] days upon receipt of Recursion’s Independent Stage 2 Proposal, Roche may, by written notice to Recursion:
(i)[***];
(ii)[***];
(iii)[***]; or

(iv)agree that Recursion may proceed with such Independent Stage 2 Proposal in the Neuro Field solely with regard to such Neuro SM Hit Group (unless otherwise agreed by the Neuro JRC to also permit Recursion’s proposed related research activities with respect to other compounds) (an “Independent Stage 2 Program”) and if Recursion achieves the applicable validated hit criteria in the conduct of such program, that, [***], Recursion may continue such program to develop a development candidate and thereafter to develop and commercialize small molecule therapeutic products for such program from such Neuro SM Hit Group, notwithstanding Recursion’s exclusivity obligations pursuant to Section 8.14; [***].
(b)If Roche elects the option under subsection (a)(iv), then:
(i)Roche will grant the Recursion Product License set forth in Section 8.11.2 with respect to such Independent Stage 2 Program, which shall remain in effect unless and until [***].
(ii)Within [***] days following Recursion’s achievement of the applicable validated hit criteria for each Independent Stage 2 Program, Recursion will deliver to Roche sufficient data that demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Independent Stage 2 Program, specifically identifying each of the small molecules and series that meet such criteria. Recursion will promptly respond to any reasonable requests for additional information. If [***] and Recursion wants to continue such program, Recursion will [***]. Thereafter, [***], Recursion may proceed.
(iii)Provided that [***], Recursion will, within [***] days following Recursion’s achievement of the applicable lead series criteria for such Independent Stage 2 Program, deliver to Roche sufficient data that demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Independent Stage 2 Program, specifically identifying each of the small molecules that meet such criteria. Recursion will promptly respond to any reasonable requests for additional information. If [***] and Recursion wants to continue such program, Recursion will [***]. Thereafter, [***], Recursion may proceed.
(iv)Provided that [***], Recursion will, within [***] days following Recursion’s achievement of the applicable development candidate criteria for such Independent Stage 2 Program, deliver to Roche sufficient data that demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Independent Stage 2 Program, specifically identifying each of the small molecules that meet such criteria. Recursion will promptly respond to any reasonable requests for additional information.
(v)Provided that [***], Recursion will, within [***] days following Recursion’s completion of preparing and compiling the final tables, listings and figures for the first Phase 1 Trial with a small molecule from such Independent Stage 2 Program, deliver such tables, listings and figures to Roche. Recursion will promptly respond to any reasonable requests for additional information.
1.1.2Independent Stage 3 Activities.
(a)If, during the Neuroscience Exclusivity Period, Recursion desires to pursue hit-to-lead and lead optimization activities for the Validated Small Molecule Series from a Small Molecule Validation Program in the Neuro Field for which a Validated SM Option was triggered but for which Roche has either failed to timely exercise such Validated SM Option or [***], Recursion will submit to Roche a written proposal setting forth the proposed research plan for such activities, including lead series criteria (which shall be consistent with the applicable Initial Criteria) and any related research activities with respect to compounds beyond the scope of the applicable Validated Small Molecule Series (an “Independent Stage 3 Proposal”), [***]. The total number of Validated Small Molecule Series from the applicable Small Molecule Validation Program that Recursion proposes to pursue under an Independent Stage 3 Program shall be [***]. Within [***] days upon receipt of Recursion’s Independent Stage 3 Proposal, Roche may, by written notice to Recursion:
(i)[***];
(ii)[***]; or
(iii)agree that Recursion may proceed with such Independent Stage 3 Proposal in the Neuro Field solely with regard to those Validated Small Molecule Series (unless otherwise agreed by the Neuro JRC to also permit Recursion’s proposed related research activities with respect to other compounds), (“Independent Stage 3 Program”) and if Recursion achieves the applicable lead series criteria in the conduct of such program, that, [***], Recursion may continue such program to develop a development candidate and thereafter to develop and commercialize small molecule therapeutic products for such program from those Validated Small Molecule Series, notwithstanding Recursion’s exclusivity obligations pursuant to Section 8.14; [***].
(b)If Roche elects the option under subsection (a)(iii) above, then:
(i)Roche will grant to Recursion the Recursion Product License set forth in Section 8.11.2 with respect to such Independent Stage 3 Program, which shall remain in effect [***].
(ii)Within [***] days following achievement of the applicable lead series criteria for each Independent Stage 3 Program, Recursion will deliver to Roche sufficient data to demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Independent Stage 3 Program, specifically identifying each of the small molecules that meet such criteria. If [***] and Recursion wants to continue such program, Recursion will [***]. Thereafter, [***], Recursion may proceed.
(iii)Provided that [***], Recursion will, within [***] days following achievement of the applicable development candidate criteria for such Independent Stage 3 Program, deliver to Roche sufficient data to demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Independent Stage 3 Program, specifically identifying each of the small molecules that meet such criteria.
(iv)Provided that [***], Recursion will, within [***] days following completion of preparing and compiling the final tables, listings and figures for the first Phase 1 Trial with a small molecule from such Independent Stage 3 Program, deliver such tables, listings and figures to Roche. In each case, Recursion will promptly respond to any reasonable requests for additional information.

1.1.3Recursion Option.
(a)Recursion shall have the option during the Neuroscience Exclusivity Period, exercisable for up to [***]Available Stage 3 SM Programs, to obtain from Roche the Recursion Product License set forth in Section 8.11.2 (the “Recursion Option”), by providing written notice to Roche during the [***]-day period immediately following the expiration of the LS Decision Period or DC Exercise Period, as applicable, for such Available Stage 3 SM Program (the “Recursion Exercise Period”). If Recursion includes with such option exercise notice a written request that Roche consider negotiating, within [***] days thereafter, a license and its financial terms with Recursion under intellectual property (including Patents, Copyrights and Know-How) owned or controlled by Roche or its Affiliates that Recursion believes is necessary for Recursion’s exploitation of such optioned Available Stage 3 SM Program (other than the rights licensed under Section 8.11.2), Roche will consider such request in good faith for up to [***] days, but is under no obligation to agree to negotiate any such license or, if in its discretion it agrees to negotiate such license, to continue such negotiations.
(b)For each Available Stage 3 SM Program for which Recursion has exercised the Recursion Option (a “Recursion Program”), [***], Recursion will use Commercially Reasonable Efforts to develop small molecule therapeutic incorporating such program’s Lead Series or Development Candidate and Backup Small Molecules, as applicable, or a derivative of any of the foregoing (in each case consistent in scope with the corresponding compounds in a Stage 3 Small Molecule Program; provided that for purposes of the Recursion Programs, Backup Small Molecules are not designated as such by Roche) (each such therapeutic product, a “Recursion Product”). If an Available Stage 3 SM Program that became a Recursion Program had not yet achieved a Development Candidate at the time of Recursion Option exercise, then, within [***] days following achievement of the applicable development candidate criteria for such Recursion Program (which shall be consistent with the Initial Criteria), Recursion will deliver to Roche sufficient data that demonstrate achievement of such criteria and, if requested by Roche following its receipt of such data, a list, including structures and synthesis protocols, of each of the small molecules identified and synthesized by Recursion in the conduct of such Recursion Program, specifically identifying each of the small molecules that meet such criteria. Provided that [***], Recursion will, within [***] days following completion of preparing and compiling the final tables, listings and figures for the first Phase 1 Trial with a small molecule from such Recursion Program, provide written notice to Roche, including such tables, listings and figures, that it has completed such Phase 1 Trial. In addition, Recursion will promptly respond to any reasonable requests for additional information.
1.1.4[***].
(a)[***].
(b)[***].
1.4HSR and Other Governmental Filings.
1.1.1Prior to the applicable Option Effective Date, Roche shall notify Recursion in writing if it determines an HSR Filing is required to report its exercise of a Validated Target Option, Roche Lead Series Option or Roche Development Candidate Option (as applicable). If Roche notifies Recursion that an HSR Filing is required, the Parties shall each, as promptly as practicable file or cause to be filed with the U.S. Federal Trade Commission (“FTC”) and the U.S. Department of Justice (“DOJ”) and any relevant foreign governmental authority any notifications required to be filed under the HSR Act or any similar applicable foreign law or regulation with respect to the exercise of such option. The Parties shall use diligent efforts to respond promptly to any requests for additional information made by such agencies or otherwise to cause the waiting period (and any extension thereof) under the HSR Act to terminate or expire at the earliest possible date or obtain any required authorization or clearance under any similar applicable foreign law or regulation after the date of filing. [***].
1.1.2Cooperation. In connection with obtaining clearance under the HSR Act each of Roche and Recursion shall (a) cooperate with each other in connection with any investigation or other inquiry relating to an HSR Filing and the transactions contemplated hereby; (b) keep the other Party or its counsel informed of any communication received from or given to the FTC or DOJ relating to the HSR Filing and the transactions contemplated hereby (and provide a copy to the other Party if such communication is in writing); (c) reasonably consult with each other in advance of any meeting or conference with the FTC or DOJ, and, to the extent permitted by the FTC or DOJ, give the other Party or its counsel the opportunity to attend and participate in such meetings and conferences; and (d) permit the other Party or its counsel to review in advance, and in good faith consider the views of the other Party or its counsel and incorporating where appropriate, concerning, any submission, filing or communication (and documents submitted therewith) intended to be given to the FTC or DOJ.
1.1.3Option Effective Date. Notwithstanding anything in this Agreement to the contrary, each Validated Target Option, Roche Lead Series Option or Roche Development Candidate Option granted to Roche under this Agreement shall not become effective until the applicable Option Effective Date. If, by the [***] day after the date of filing under the HSR Act the waiting period required thereunder has not expired, Roche shall have the right thereafter, on written notice to Recursion, to terminate exercise of the applicable option. Furthermore, for any Program Transition not associated with the exercise of a Roche Lead Series Option or Roche Development Candidate Option, at Roche’s written request, Recursion will delay initiating such Program Transition until Roche determines whether a HSR filing or other competition filing is necessary with respect to such Program Transition, and if Roche determines such a filing is necessary, until the first Business Day following the date upon which any applicable waiting periods under the HSR Act expire or terminate early and any agreements with the FTC, the DOJ, or any relevant foreign governmental authority, not to consummate Program Transition have expired and no objection on the part of the FTC or DOJ remains; [***]. In addition, if by the [***] day after the date of filing under the HSR Act the waiting period required thereunder has not expired, Roche shall have the right thereafter, on written notice to Recursion, to terminate exercise of such Program Transition.
ARTICLE 5
Diligence
1.1Development and Commercialization of Products and Roche Validated Target Products.
(a)As between Roche and Recursion, for each Stage 3 Small Molecule Program for which Roche has exercised a Roche Lead Series Option, Roche Development Candidate Option, [***], following completion of Program Transition, (a) except as set forth in Section 4.1.7(b), Roche shall have sole responsibility for, and bear all costs for, researching, developing and commercializing Products; (b) Roche shall have the sole right and authority to control all decisions related to the research, development and commercialization of Products; and (c) Roche shall use Commercially Reasonable Efforts to develop and seek Marketing Authorization for [***] Product for each such Stage 3 Small Molecule Program [***] and, following Roche’s receipt of Marketing Authorization for a Product, to commercialize such Product.

(b)For each Target Validation Program for which Roche has exercised its Validated Target Option, Roche shall use, only during the applicable Validated Target Exclusivity Period, Commercially Reasonable Efforts (i) to develop and seek Marketing Authorization for [***] Roche Validated Target Product that is active against, and intended to modulate, the Validated Target validated by such Target Validation Program, [***] and (ii), following Roche’s receipt of Marketing Authorization for a Roche Validated Target Product, to commercialize such Roche Validated Target Product.
1.2Progress Reports.
(a)Following completion of Program Transition of the first Stage 3 Small Molecule Program and within [***] days after each anniversary of the Effective Date during the Term, Roche shall provide to Recursion an annual written report summarizing Roche’s progress in the development of the Products for each Stage 3 Small Molecule Program that has then transitioned to Roche pursuant to ARTICLE 4 (and for which the applicable Product License has not been terminated in accordance with ARTICLE 13). On a Stage 3 Small Molecule Program-by-Stage 3 Small Molecule Program basis, [***]. Such reports, and the information contained therein, are the Confidential Information of Roche.
(b)Following Roche’s exercise of a Validated Target Option for a Target Validation Program and within [***] days after each anniversary of the Effective Date during the Term, Roche shall provide to Recursion an annual written report summarizing [***] Roche’s progress in the development of a Roche Validated Target Product for such Target Validation Program. Roche’s obligations under this Section 5.2(b) with regard to a particular Target Validation Program shall end upon the sooner of the expiration of the applicable Validated Target Exclusivity Period or the First Commercial Sale of a Roche Validated Target Product for such Target Validation Program. Such reports, and the information contained therein, are the Confidential Information of Roche.
ARTICLE 6
Financial Terms
1.1Upfront Payment. In consideration for the rights and licenses set forth herein, no later than [***] days after the Effective Date and Roche’s receipt of an invoice therefor, Roche shall pay to Recursion a one-time upfront payment in the amount of one hundred fifty million dollars ($150,000,000).
1.2Phenomap Initiation and Acceptance Fees. Roche shall pay to Recursion the Phenomap initiation fees (each, an “Initiation Fee”) and acceptance fees (each, an “Acceptance Fee”) for the Neuroscience Phenomaps as set forth in this Section 6.2, no later than [***] days after Roche’s receipt of a Map Initiation Notice from Recursion (for Initiation Fees) or Roche’s provision of its Acceptance Notice to Recursion (for Acceptance Fees) and, in each case, Roche’s receipt of an invoice therefor:
1.1.1Initial Neuroscience Phenomaps. Roche shall pay Recursion the fee set forth in the following table upon initiation or acceptance (as applicable) of the corresponding Initial Neuroscience Phenomap, which payments shall total up to a maximum of [***]:

Initial Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]
[***]	[***]	[***]

1.1.2Additional Neuroscience Phenomaps if all Initial Neuroscience Phenomaps are Accepted. If Roche accepts all [***] of the Initial Neuroscience Phenomaps (and pays the corresponding Acceptance Fees in Section 6.2.1) and requests an Additional Neuroscience Phenomap(s) for a Cell Context in accordance with Sections 3.1 and 3.2, Roche shall pay Recursion the fee(s) set forth in the tables in this Section 6.2.2 below upon initiation or acceptance (as applicable) of the corresponding Additional Neuroscience Phenomap:
(a)If Roche requests [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)If Roche requests only a [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]

1.1.3Additional Neuroscience Phenomaps if not all Initial Neuroscience Phenomaps are Accepted.
(a)Notwithstanding Section 6.2.2, in the event that [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]
[***]	[***]	[***]

(b)In the event that Roche [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]

(c)If, after Roche has paid Recursion a total of [***] for [***] Accepted Neuroscience Phenomaps under Sections 6.2.1 or 6.2.2, Roche requests [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

(d)If, after Roche has paid Recursion a total of [***] for [***] Accepted Neuroscience Phenomaps under Sections 6.2.1 or 6.2.2, Roche requests [***]:

Additional Neuroscience Phenomap	Initiation Fee	Acceptance Fee
[***]	[***]	[***]

1.1.4Conditions Affecting Payments for Neuroscience Phenomaps.
(a)The Initiation Fees and Acceptance Fees set forth in this Section 6.2 are payable only one time for each corresponding Neuroscience Phenomap and, with respect to a Full Phenomap, are based on the assumption that Recursion will profile up [***] Small Molecules for each Full Phenomap. If the Parties agree to profile additional Small Molecules for a Full Phenomap, the Parties will discuss in good faith the appropriate compensation [***] for any additional costs to be incurred [***] in profiling such additional Small Molecules for such

Full Phenomap. [***]. For clarity, any small molecules that Recursion images (i.e., as Stage 2/3 Image Data) during a Validation Program or Stage 3 Small Molecule Program and subsequently adds to a Phenomap are not subject to, nor count against the [***] cap described in, this subsection (a).
(b)In the event that Recursion initiates, or Roche accepts, an Additional Neuroscience Phenomap prior to the expiration of the Evaluation Period(s) for one or more Initial Neuroscience Phenomaps, the Parties will assume that such Initial Neuroscience Phenomaps will be accepted by Roche, and the applicable Initiation Fee and Acceptance Fee for the Additional Neuroscience Phenomap will be determined accordingly; provided, however, that if any of such Initial Neuroscience Phenomaps is later not accepted by Roche in accordance with Section 3.4, the Parties will determine the difference between the Initiation Fee and Acceptance Fee (as applicable) actually paid by Roche for such Additional Neuroscience Phenomap and the Initiation Fee or Acceptance Fee that otherwise would have been due when such Additional Neuroscience Phenomap was initiated or accepted (as applicable), and within [***] days after the expiration of the Evaluation Period for such Initial Neuroscience Phenomap, the applicable Party will make a reconciling payment for such difference.
1.1.5Milestones for Recursion Independently Created Neuroscience Phenomaps. Notwithstanding anything to the contrary in this Section 6.2, for each Additional Neuroscience Phenomap created by Recursion pursuant to Section 3.2.4, [***].
1.3External Use Option Fee. Roche shall pay to Recursion the fee set forth in the following table for the applicable Accepted Neuroscience Phenomap(s) specified in Roche’s Election Notice under Section 3.7.1 (an “External Use Fee”) no later than [***] days after providing its Exercise Notice for such Phenomap to Recursion and Roche’s receipt of an invoice therefor:

Accepted Neuroscience Phenomap(s) for which an External Use Option is Exercised	External Use Fee
[***]	[***]
[***]	[***]

1.4Validation Program Option Fees.
1.1.1Roche shall pay Recursion [***] (the “Validated SM Option Fee”) upon exercise of a Validated SM Option for a Small Molecule Validation Program no later than [***] days after the applicable Option Effective Date for such Small Molecule Validation Program to Recursion and Roche’s receipt of an invoice therefor.
1.1.2Roche shall pay Recursion [***] (the “Validated Target Option Fee”) upon exercise of a Validated Target Option for a Validated Target no later than [***] days after delivery of its Validated Target Option Exercise Notice for such Validated Target to Recursion and Roche’s receipt of an invoice therefor.
1.5[***].
1.1.1[***].

1.1.2[***].
1.6Stage 3 Small Molecule Programs.
1.1.1LO-Go Decision Milestone. Subject to Section 6.11.1 (as applicable), if Roche (a) exercises a Roche Lead Series Option for a Stage 3 Small Molecule Program or (b) elects to have Recursion continue such Stage 3 Small Molecule Program by developing a Development Candidate, Roche will pay Recursion [***] (the “LO-Go Decision Milestone Payment”) no later than [***] days after the Option Effective Date (in the case of (a)) or delivery of written notice of such election as set forth in Section 4.2.1 to Recursion (in the case of (b)) and, in each case, Roche’s receipt of an invoice therefor.
1.1.2ED-Go Decision Milestone. Subject to Section 6.11.1 (as applicable), if Roche exercises a Roche Development Candidate Option for a Stage 3 Small Molecule Program, Roche will pay Recursion [***] (the “ED-Go Decision Milestone Payment”) no later than [***] days after the applicable Option Effective Date and Roche’s receipt of an invoice therefor.
1.1.3Development and First Commercial Sale Milestones. For each Stage 3 Small Molecule Program for which Roche exercises either a Roche Lead Series Option or Roche Development Candidate Option, subject to Sections 6.11, Roche shall pay Recursion each milestone payment, corresponding to the applicable option exercised, set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Product from such Stage 3 Small Molecule Program by or on behalf of Roche, its Affiliate or its Sublicensee:

Development and First Commercial Sale Milestone Event	Milestone Payment
	Roche Lead Series Option Exercised		Roche Development Candidate Option Exercised
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]
* [***].

Each milestone payment specified in this Section 6.6.3 is payable one time only for each optioned Stage 3 Small Molecule Program, and only the milestone payments set forth in the single column corresponding to the option that was exercised for such Stage 3 Small Molecule Program will be payable for such program. [***].

In the event that Roche has previously paid Recursion (i) a milestone payment for achievement of a milestone event by a Roche Enabled Product active against, and intended to modulate, the same Target as the Lead Series, or (if applicable) Development Candidate, from such Stage 3 Small Molecule Program pursuant to Section 6.7.1 or (ii) a milestone payment for achievement of a milestone event pursuant to this Section 6.6.3 by a Product containing a Derivative from such Stage 3 Small Molecule Program that was reduced pursuant to Section 6.11.2 (a), the milestone payment for the same milestone event set forth in this Section 6.6.3 [***].

1.1.4Worldwide Annual Net Sales Milestones. For each Stage 3 Small Molecule Program for which Roche exercised either a Roche Lead Series Option or Roche Development Candidate Option, subject to Sections 6.11, Roche shall pay Recursion each milestone payment, corresponding to the applicable option exercised, set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Product from such Stage 3 Small Molecule Program by or on behalf of Roche, its Affiliate or its Sublicensee:

Worldwide Annual Net Sales Milestone Event	Milestone Payment
	Roche Lead Series Option Exercised	Roche Development Candidate Option Exercised
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each milestone payment specified in this Section 6.6.4 is payable one time only for each optioned Stage 3 Small Molecule Program, and only the milestone payments set forth in the single column corresponding to the option that was exercised for such Stage 3 Small Molecule Program will be payable for such program. If more than one milestone specified in this Section 6.6.4 is first achieved with respect to a Product in the same Calendar Year, Roche shall pay Recursion the milestone payment associated with each such milestone achieved during such Calendar Year.

In the event that Roche has previously paid Recursion (i) a milestone payment for achievement of a milestone event by a Roche Enabled Product active against, and intended to modulate, the same Target as the Lead Series from such Stage 3 Small Molecule Program pursuant to Section 6.7.2 or (ii) a milestone payment for achievement of a milestone event pursuant to this Section 6.6.4 by a Product containing a Derivative from such Stage 3 Small Molecule Program that was reduced pursuant to Section 6.11.2, the milestone payment for the same milestone event set forth in this Section 6.6.4 [***].

1.1.5Royalties. For each Stage 3 Small Molecule Program for which Roche exercised either a Roche Lead Series Option or Roche Development Candidate Option, Roche shall pay Recursion, on a Product-by-Product and country-by-country basis, and subject to Sections 6.10, 6.11 and 6.12, a royalty on worldwide Annual Net Sales of such

Product in accordance with Section 7.2, at the following rate corresponding to the applicable option exercised:

Worldwide Annual Net Sales	Royalty Rate
	Roche Lead Series Option Exercised	Roche Development Candidate Option Exercised
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

1.7Roche Enabled Products.
1.1.1Development and First Commercial Sales Milestones. For each Stage 3 Small Molecule Program for which Roche exercised either a Roche Lead Series Option or Roche Development Candidate Option, Roche shall pay Recursion each milestone payment set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Roche Enabled Product active against, and intended to modulate, the same Target as the Lead Series or, if applicable, Development Candidate of such optioned Stage 3 Small Molecule Program by or on behalf of Roche, its Affiliate or its Sublicensee; provided that [***]:

Development and First Commercial Sale Milestone Events	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Each milestone payment specified in this Section 6.7.1 is payable one time only for each optioned Stage 3 Small Molecule Program.
1.1.2Worldwide Annual Net Sales Milestones. For each Stage 3 Small Molecule Program for which Roche exercised either a Roche Lead Series Option or Roche Development Candidate Option, Roche shall pay Recursion each milestone payment set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Roche Enabled Product active against, and intended to modulate, the same Target as the Lead Series or, if applicable, Development Candidate of such optioned Stage 3 Small Molecule Program by or on behalf of Roche, its Affiliate or its Sublicensee; provided that [***]:

Worldwide Annual Net Sales Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Each milestone payment specified in this Section 6.7.2 is payable one time only for each optioned Stage 3 Small Molecule Program. If more than one milestone specified in this Section 6.7.2 is first achieved with respect to a Roche Enabled Product in the same Calendar Year, Roche shall pay Recursion the milestone payment associated with each such milestone achieved during such Calendar Year.
1.8Validated Targets.
1.1.1Development and First Commercial Sale Milestones. For each Validated Target for which Roche exercised a Validated Target Option, Roche shall pay Recursion each milestone payment, corresponding to whether or not Recursion provided Additional Screening Work at Roche’s request for the applicable Validated Target after such option exercise, set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Roche Validated Target Product active against, and intended to modulate such Validated Target by or on behalf of Roche, its Affiliate or its Sublicensee:

Development and First Commercial Sale Milestone Event	Milestone Payment
	Validated Target for which Roche exercised a Validated Target Option and Recursion provided Additional Screening Work for such Validated Target	Validated Target for which Roche exercised a Validated Target Option only
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each milestone payment specified in this Section 6.8.1 is payable one time only for each Validated Target for which Roche exercised a Validated Target Option, and only the milestone payments set forth in the single column corresponding to whether or not Recursion provided Additional Screening Work at Roche’s request for the applicable Validated Target after such option exercise will be payable for such program.

1.1.2Worldwide Annual Net Sales Milestones. For each Validated Target for which Roche exercised a Validated Target Option, Roche shall pay Recursion each milestone payment, corresponding to whether or not Recursion provided Additional Screening Work at Roche’s request for the applicable Validated Target after such option exercise, set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Roche Validated Target Product active against, and intended to modulate such Validated Target by or on behalf of Roche, its Affiliate or its Sublicensee:

Worldwide Annual Net Sales Milestone Event	Milestone Payment
	Validated Target for which Roche exercised a Validated Target Option and Recursion provided Additional Screening Work for such Validated Target	Validated Target for which Roche exercised a Validated Target Option only
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each milestone payment specified in this Section 6.8.2 is payable one time only for each Validated Target for which Roche exercised a Validated Target Option, and only the milestone payments set forth in the single column corresponding to whether or not Recursion provided Additional Screening Work at Roche’s request for the applicable Validated Target after such option exercise will be payable for such program. If more than one milestone specified in this Section 6.8.2 is first achieved with respect to a Roche Validated Target Product in the same Calendar Year, Roche shall pay Recursion the milestone payment associated with each such milestone achieved during such Calendar Year.

1.9Recursion Program Financials.
1.1.1Development and Launch Milestones. For each Recursion Program, Recursion shall pay Roche each milestone payment set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Recursion Product active against, and intended to modulate, the same Target as a lead series or development candidate of such Recursion Program by or on behalf of Recursion, its Affiliate or its commercial sublicensee:

Development and First Commercial Sale Milestone Events	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Each milestone payment specified in this Section 6.9.1 is payable one time only for each Recursion Program.
1.1.2Worldwide Annual Net Sales Milestones. For each Recursion Program, Recursion shall pay Roche each milestone payment set forth in the following table, in accordance with Section 7.1, following the first achievement of the corresponding milestone event by a Recursion Product active against, and intended to modulate, the same Target as a lead series or development candidate of such Recursion Program by or on behalf of Recursion, its Affiliate or its commercial sublicensee:

Worldwide Annual Net Sales Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each milestone payment specified in this Section 6.9.2 is payable one time only for each Recursion Program. If more than one milestone specified in this Section 6.9.2 is first achieved with respect to a Recursion Product in the same Calendar Year, Recursion shall pay Roche the milestone payment associated with each such milestone achieved during such Calendar Year. For purposes of this Section 6.9.2 and Section 6.9.3 below, net sales of Recursion Products shall be calculated in accordance with Accounting Standards and in a manner substantially equivalent to the calculation of Net Sales for Collaboration Products set forth in Section 1.169.
1.1.3Royalties. For each Recursion Program, Recursion shall pay Roche, on a Recursion Product-by-Recursion Product and country-by-country basis a [***] royalty on worldwide annual net sales of such Recursion Product by Recursion, its Affiliates or commercial sublicensees in accordance with Section 7.2, beginning on the first commercial sale of such Recursion Product in such country, and continuing on a country-by-country basis until [***]. Upon expiration of the royalty obligation with respect to a

Recursion Product in a country, the Recursion Product License in Section 8.11.2 shall be fully paid-up, perpetual, and irrevocable in respect of that Recursion Product in that country. No more than one stream of royalty payments shall be due under this section with respect to sales of any one particular Recursion Product. For the avoidance of doubt, multiple royalties shall not be payable because the sale of a particular Recursion Product is Covered by more than one (1) Valid Claim in the country in which such Recursion Product is sold. [***].
1.10Royalty Payments.
1.1.1Royalty Term. On a Product-by-Product and country-by-country basis, the royalty obligations set forth in Section 6.6.5 will [***] (the “Royalty Term”).
1.1.2Rights Following Expiration of Royalty Term. Upon expiration of the Royalty Term with respect to a Product in a country, the Product License in Section 8.10.1 shall be fully paid-up, perpetual, and irrevocable in respect of that Product in that country.
1.1.3Single Royalty. No more than one stream of royalty payments shall be due under this ARTICLE 6 with respect to sales of any one particular Product. For the avoidance of doubt, multiple royalties shall not be payable because the sale of a particular Product is Covered by more than one (1) Valid Claim in the country in which such Product is sold.
1.11Additional Financial Provisions.
1.1.1[***].
1.1.2Derivative Washout Period. On a Stage 3 Small Molecule Program-by-Stage 3 Small Molecule Program basis, in the event a Product for such Stage 3 Small Molecule Program incorporates, as an active ingredient, a Derivative (but no other Program Molecule) that was first synthesized by or on behalf of Roche, its Affiliate or Sublicensee of such program (a) after the [***] anniversary but on or before the [***] anniversary of the date of receipt by Recursion of Roche’s notice of exercise of the applicable Roche Lead Series Option or election to have Recursion continue the Stage 3 Small Molecule Program to Development Candidate, then all payments pursuant to Section 6.6.3, 6.6.4 or 6.6.5 that would otherwise be payable hereunder for such Product, if any, shall be reduced by [***]; or (b) after the [***] anniversary of the date of receipt by Recursion of such option or election notice from Roche, then all payments pursuant to Section 6.6.3, 6.6.4 or 6.6.5 that would otherwise be payable hereunder for such Product, if any, shall be reduced [***].
1.12Payment Offsets and Reductions.
1.1.1Third Party Payments.
(a)Recursion. Recursion shall continue to have the obligation to make all payments owed under written agreements entered into by Recursion with Third Parties as of the Effective Date that relate to any Product, including the Existing Third Party Agreement Payments.
(b)Roche. In the event that Roche (or its Affiliate or Sublicensee hereunder) acquires rights under any intellectual property from a Third Party that are [***] for the manufacture, use, importation, offer for sale or sale of a Product,

Roche may offset any royalties due and payable by Roche to Recursion pursuant to Section 6.6.5 in any Calendar Quarter for such Product in a country [***] of the amount of royalties paid by Roche (or its Affiliates or Sublicensees) to such Third Party for such intellectual property rights with respect to the sale of such Product in such country; provided that in no event will the royalties due and payable to Recursion pursuant to Section 6.6.5 (as such may be increased in accordance with Section 6.5 or reduced in accordance with Section 6.11) with respect to a Product in a country in a Calendar Quarter be reduced lower than the Royalty Floor pursuant to aggregate deductions under this Section 6.12.1(b). [***].
1.1.2Competitive Products. Following the first marketing approval and first commercial sale of a Competitive Product in a country where a Product is being sold (the Calendar Quarter during which such sale of such Competitive Product in such country occurred, the “Launch Quarter”), the otherwise applicable royalty payable in such country under 6.6.5 (as may be increased in accordance with Section 6.5 or reduced pursuant to Section 6.11) in such country for such Product shall be reduced as follows:
if, in [***] Calendar Quarter after the Launch Quarter in such country, the quarterly Net Sales of the applicable Product in such country are [***] or less of the average quarterly Net Sales such Product achieved in such country in the [***] consecutive Calendar Quarters immediately prior to the Launch Quarter, then the royalty payments due under Section 6.6.5 (as may be increased in accordance with Section 6.5 or reduced pursuant to Section 6.11) for such Product in such country shall be reduced by [***] for the remainder of the Royalty Term, subject to the Royalty Floor, [***].
1.1.3Royalty Floor Calculation. The reductions and offsets to royalties set forth in Sections 6.12.1(b) and 6.12.2, if applicable, shall be cumulative; provided that in no event will the royalties due and payable to Recursion pursuant to Section 6.6.5 (as such may be increased in accordance with Section 6.5 or reduced in accordance with Section 6.11) with respect to a Product in a country in a Calendar Quarter be reduced by more than [***] pursuant to the aggregate deductions under Sections 6.12.1(b) and 6.12.2 (the “Royalty Floor”).
1.13[***].
[***].

[***].

ARTICLE 7
Payment Terms; Reports; Audits
1.1Notice of Milestone Achievement; Timing of Payment. With respect to each of the milestone events set forth in Sections 6.6.3, 6.7.1 and 6.8.1, Roche shall inform Recursion within [***] days following the achievement of such event. With respect to each of the milestone events set forth in Sections 6.6.4, 6.7.2 and 6.8.2, Roche shall inform Recursion within [***] days following the end of the Calendar Quarter for which such achievement of such event occurred. With respect to each of the milestone events set forth in Section 6.9.1, Recursion shall inform Roche within [***] days following the achievement of such event. With respect to each of the milestone events set forth in Section 6.9.2, Recursion shall inform Roche within [***] days following the end of the Calendar Quarter for which such achievement of such event occurred. Each Party shall pay the other Party the respective payable milestone payment within [***] days of receipt of an invoice from such other Party with respect thereto.
1.2Timing of Royalty Payment. All royalty payments by either Party shall be made within [***] days of the end of each Calendar Quarter in which the sale was made.
1.3Royalty Report. For each Calendar Quarter for which Roche has an obligation to make royalty payments pursuant to Section 6.6.5, such payments shall be accompanied by a report that specifies for such Calendar Quarter the following information on a Product-by-Product basis:
(a)[***];
(b)[***]; and
(c)[***].
For each Calendar Quarter for which Recursion has an obligation to make royalty payments pursuant to Section 6.9.3, such payment will be accompanied by a report specifying, on a Recursion Product-by-Recursion Product basis, the information corresponding to that set forth in subsections (a)-(c) for such Calendar Quarter.

1.4Invoicing. Recursion shall send invoices under this Agreement to Roche via e-mail to Roche’s Alliance Manager and at:
    Alliance Manager, Pharma Partnering
Genentech, Inc.
One DNA Way, [***]
South San Francisco, CA 94080,
or to such other address as Roche may designate from time to time. Roche shall send invoices under this Agreement to Recursion at its address set forth in Section 15.2, Attention: Finance, or to such other address as Recursion may designate from time to time.
1.5Mode of Payment. All payments by either Party hereunder shall (unless otherwise specifically designated) be non-creditable and non-refundable.
All payments to Recursion hereunder shall be made in immediately available funds to the account listed below (or such other account as Recursion shall designate before such payment is due):

For Wire Transfers:

Bank: [***]
Bank Address: [***]

Account #: [***]
ABA Routing Number: [***]
SWIFT Code: [***]
All payments to Roche hereunder shall be made in immediately available funds to the account designated by Roche before such payment is due.
1.6Currency of Payments. All amounts set forth herein (including all payments) are in United States dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the United States shall be first determined in the currency in which they are earned and shall then be converted into an amount in United States dollars as follows: (a) with respect to Sales by or on behalf of Roche or an Affiliate, using Roche’s or such Affiliate’s customary and usual conversion procedures, consistently applied, (b) with respect to sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to Roche for such sales, and (c) with respect to sales of Recursion Products by or on behalf of Recursion or its Affiliate or sublicensee, using Recursion or such Affiliate’s or sublicensee’s customary and usual conversion procedures, consistently applied.
1.7Blocked Currency. If, at any time, legal restrictions prevent Roche (or an Affiliate or Sublicensee) from remitting part or all of payments when due with respect to any country in the Territory where Collaboration Products are sold, Roche shall continue to provide the reports set forth in Section 7.3 for such payments, and such payments shall continue to accrue in such country, but Roche shall not be obligated to make such payments, and, for clarity, Section 7.9.5 shall not apply to such payments, until such time as payment may be made through reasonable, lawful means or methods that may be available, as Roche shall determine. The foregoing shall apply, mutatis mutandis, with respect to Recursion in the event that legal restrictions prevent Recursion (or an Affiliate or sublicensee) from remitting part or all of any payments due to Roche hereunder.
1.8Taxes.
1.1.1General. Recursion shall pay all taxes based on net income imposed on Recursion that are levied on account of any payments accruing or made to Recursion under this Agreement. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to Recursion, then Roche shall deduct and withhold such tax, levy or charge for and on behalf of Recursion, pay such amounts to the proper governmental authority, and promptly furnish Recursion with receipt of payment. Roche shall be entitled to deduct any such tax, levy or charge actually paid from royalty or other payment due to Recursion or be promptly reimbursed by Recursion if no further payments are due to Recursion; provided, if Roche changes its residency for tax purposes or assigns or transfers its rights and obligations pursuant to this Agreement and such change in tax residency or assignment or transfer increases the amount of tax, levy or charge required to be deducted or withheld pursuant to this Section 7.8.1, Roche or its assignee or transferee shall pay Recursion such amount as is required such that Recursion receives, on an after-tax basis, the same amount as Recursion would have received had no such change in tax residency or assignment or transfer been made. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.
1.1.2German Withholding Tax. The Parties acknowledge that payments to Recursion with respect to the rights in Germany granted to Roche under this Agreement are subject to (i) German income tax pursuant to sec. 49 para. 1 German Income Tax Act and (ii) withholding tax pursuant to sec. 50a para. 1 German Income Tax Act (the “German WHT Requirement”). Without limiting anything in this ARTICLE 7, the following shall apply:
(a)Recursion shall provide Roche with all information reasonably requested by Roche and reasonably available to Recursion to assess the applicability of and the tax assessment basis for the German WHT Requirement;
(b)Reasonably taking into account any comments and information received from Recursion, Roche shall use commercially reasonable efforts to determine (i) whether the German WHT Requirement is applicable on the licenses granted to Roche under this Agreement and (ii) the amount to be withheld and remitted to the competent German tax authority (including the allocation to and calculation of the assessment basis for the withholding);
(c)Based on the determination made pursuant to Section 7.8.2(b), Roche shall remit the withheld amount to the competent German tax authority in due course. With regards to Roche’s payment obligations under this Agreement, any amount paid to the German tax authority pursuant to the preceding sentence shall be deemed as payment to Recursion;
(d)As soon as Roche has received a valid exemption certificate (Freistellungsbescheinigung) issued by a competent German tax authority (upon the application of Recursion) confirming that Recursion is not required to make a withholding pursuant to the German WHT Requirement, Roche shall not be allowed to make any deductions from any payments pursuant to this Section 7.8.2 for the time period specified in the exemption certificate; and
(e)If Roche receives a request by a competent German tax authority to make a payment based on or in connection with the German WHT Requirement, Recursion shall indemnify Roche from such payment obligation without undue delay. Roche shall be allowed to offset its indemnification claim pursuant to the preceding sentence against payments due under this Agreement to Recursion.
1.1.3Indirect Taxes. All payments pursuant to this Agreement are exclusive of Indirect Taxes. If any Indirect Taxes are properly chargeable in respect of any payments, Roche shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by Recursion in respect of those payments. Recursion shall issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements. Roche and Recursion shall reasonably cooperate to minimize any Indirect Taxes or request any available refund of Indirect Taxes paid pursuant to this Section 7.8.3 from any applicable governmental authority or other fiscal authority, which amount will be transferred to Roche within [***] days of receipt. As used herein, “Indirect Taxes” means any value added, sales, purchase, turnover or consumption tax as may be applicable in any relevant jurisdiction.

1.1.4FDII. Roche shall provide all information reasonably requested by Recursion and reasonably available to Roche in order to establish eligibility for the Foreign Derived Intangible Income deduction pursuant to Section 250 of the Internal Revenue Code of 1986 or any future deduction or credit that is substantially similar to such deduction or which provides for a similar information or proof requirement.
1.9Records; Inspection.
1.1.1Records. Roche agrees to keep, and to require that its Affiliates and Sublicensees keep, for [***] years from the end of the year of creation, records of all sales of Products for each reporting period in which royalty payments are due, showing sales of Products by or on behalf of the applicable entity and applicable deductions in sufficient detail to enable the reports provided under Section 7.3 to be verified.
1.1.2Audits. Recursion shall have the right to request that reports provided under Section 7.3 be verified by an independent, certified and internationally recognized public accounting firm selected by Recursion and reasonably acceptable to Roche (the “CPA Firm”). Such right to request a verified report shall (a) be limited to the [***]-year period during which Roche is required to maintain the same, (b) not be exercised more than [***] in any Calendar Year, and (c) not be exercised more than [***] with respect to records covering any specific period of time. Subject to Section 7.9.3, Roche shall, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of such applicable reports and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The CPA Firm shall share all draft audit reports with Roche before the draft audit report is shared with Recursion and before the final document is issued. The final audit report shall be shared with Roche at the same time that it is shared with Recursion. Roche and its Affiliates shall include in each relevant sublicense granted by it under this Agreement a provision requiring any Sublicensee to maintain records of sales of Products made pursuant to such sublicense and to grant access to such records by Roche’s independent accountant to the same extent and under the same obligations as required of Roche under this Agreement. Roche shall notify Recursion in advance of each audit of any such Sublicensee with respect to Product sales. Roche will provide Recursion with a confidential summary of the results received from the audit. [***].
1.1.3Confidentiality. Prior to any audit under Section 7.9.2, the CPA Firm shall enter into a written confidentiality agreement with Roche that (a) limits the CPA Firm’s use of the Roche’s records to the verification purpose described in Section 7.9.2; (b) limits the information that the CPA Firm may disclose to the Recursion to the numerical summary of payments due and paid; and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. All information subject to review under Section 7.9.2 or provided by the CPA Firm to Recursion is Roche’s Confidential Information, and Recursion shall not use any such information for any purpose that is not germane to Section 7.9.2.
1.1.4Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, Roche shall promptly pay any understated amounts due to Recursion. Any overpayment made by Roche shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at Roche’s election. Any audit under Section 7.9.2 shall be at Recursion’s expense; provided, however, Roche shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that Roche underpaid Recursion with respect to royalty payments by [***] or more for the audited period.
1.1.5Late Payments. If any payment due to either Party under this Agreement is not paid when due (other than as described in Section 7.7), then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] basis points above EURIBOR (or such other interbank rate acceptable to both Parties), such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.
1.1.6Recursion Records for Recursion Products. For each Recursion Product for which royalties are due under Section 6.9.3, the provisions of Section 7.9 shall apply, mutatis mutandis, to Recursion and its Affiliates and sublicensees with respect to net sales and royalty reports of Recursion Products and the records relating thereto.
ARTICLE 8
Licenses
1.1Use Rights for Phenomap Model Architectures and Neuroscience Phenomap Models. Recursion may use Recursion Phenomap Model Architectures for any purpose both during and after the Exclusivity Periods. For each Neuroscience Phenomap that is not a Declined Neuroscience Phenomap, Recursion has the right to use the associated Recursion Phenomap Model trained on Collaboration Data used to create such Phenomap (a) during the applicable Exclusivity Period, solely for the Collaboration; and (b) following expiration of the applicable Exclusivity Period, for any and all purposes. For each Declined Neuroscience Phenomap, Recursion has the right to use the associated Recursion Phenomap Model trained on Collaboration Data used to create such Phenomap for any and all purposes; provided that, during the applicable Exclusivity Period, such Recursion Phenomap Model will be used with regard to the Exclusive Field solely for the Collaboration. Roche will not have access to, or a rights to use, any Recursion Phenomap Model Architectures or Recursion Phenomap Models either during (unless Recursion, in its sole discretion, uses or incorporates such Recursion Phenomap Model Architecture(s) in such Joint Multi-Modal Model Architecture as set forth in Section 3.6.1) or after the Exclusivity Periods.
1.2Use Rights for the HUVEC Phenomap and HUVEC Image Data and Embeddings. Recursion has the right to access, as set forth in Section 3.5, and use the (a) HUVEC Phenomap and the HUVEC Image Data and Embeddings, excluding all Roche Proprietary Phenomap Information, for the Neuro Field during the Neuroscience Exclusivity Period solely for the Collaboration (including for training machine learning algorithms for use in the Collaboration); (b) HUVEC Phenomap and the HUVEC Image Data and Embeddings, excluding all Roche Proprietary Phenomap Information, for the [***] Field during the [***] Exclusivity Period solely for the Collaboration (including for training machine learning algorithms for use in the Collaboration); and (c) Roche Proprietary Phenomap Information during the Exclusivity Periods solely for the Collaboration; provided that Recursion may also use the HUVEC Image Data and Embeddings, excluding all Roche Proprietary Phenomap Information, for its Internal Technical Development. At any time during or after the Exclusivity Periods, Recursion has the exclusive right to use the HUVEC Phenomap and the HUVEC Image Data and Embeddings, excluding all Roche Proprietary Phenomap Information, outside the Exclusive Fields for any and all purposes. Following expiration of the applicable Exclusivity Period(s), as between the Parties, Recursion has the exclusive right to use the HUVEC Phenomap and the HUVEC Image Data and Embeddings in such expired field too for any and all purposes. Roche has the right to query the HUVEC Phenomap solely as provided in Section 3.5.1 but, except as provided in Section 3.4.1, will not have access to the HUVEC Phenomap or the HUVEC Image Data and Embeddings.

1.3Use Rights for [***] Phenomaps and [***] Image Data and Embeddings. During the [***] Exclusivity Period, Recursion has the right to access, as set forth in Section 3.5, and use the [***] Phenomaps and the [***] Image Data and Embeddings solely for the Collaboration (including for training machine learning algorithms for use in the Collaboration); provided that Recursion may also use such [***] Image Data and Embeddings for its Internal Technical Development. Following expiration of the [***] Exclusivity Period, as between the Parties, Recursion has the exclusive right to use such [***] Phenomaps and the [***] Image Data and Embeddings for any and all purposes; provided that Recursion will not use the [***] Phenomaps and the [***] Image Data and Embeddings in the Neuro Field during the Neuroscience Exclusivity Period, except for the Collaboration. Roche has the right to query the [***] Phenomaps solely as provided in Section 3.5.1 and solely for the Collaboration but, except as provided in Section 3.4.1, will not have access to the [***] Phenomaps or the [***] Image Data and Embeddings.
1.4Use Rights for Neuroscience Phenomaps, Neuro Image Data and Neuro Image Embeddings.
1.1.1By Recursion. During the Neuroscience Exclusivity Period, Recursion has the right to access, as set forth in Section 3.5, and use Neuroscience Phenomaps (whether Accepted or Declined) and the Neuro Image Data and Neuro Image Embeddings created for such Phenomaps solely for the Collaboration (including for training machine learning algorithms for use in the Collaboration); provided that Recursion may also use such Neuro Image Data and Embeddings for its Internal Technical Development and may use the Declined Neuroscience Phenomaps and their Neuro Image Data and Neuro Image Embeddings outside the Exclusive Fields for any and all purposes (except in the [***] Field during the [***] Exclusivity Period). Following expiration of the Neuroscience Exclusivity Period, Recursion has (i) the exclusive right, as between the Parties, to access and use Accepted Neuroscience Phenomaps, the Neuro Image Data and Neuro Image Embeddings created for Accepted Neuroscience Phenomaps for which Roche has not exercised its External Use Option, Neuro Image Embeddings created for Accepted Neuroscience Phenomaps for which Roche exercised its External Use Option, Declined Neuroscience Phenomaps, and the Neuro Image Data and Neuro Image Embeddings created for Declined Neuroscience Phenomaps; and (ii) the co-exclusive right with Roche and its Affiliates (as set forth in Section 8.4.2) to possess, access and use the Licensed Neuro Images, in each case (i) and (ii) for any and all purposes.
1.1.2By Roche.
(a)During the Neuroscience Exclusivity Period, Roche and its Affiliates have the right to (i) [***] Accepted Neuroscience Phenomaps solely for the Collaboration and (ii) access and use the (A) Neuro Image Data from such Phenomaps and (B), if provided by or on behalf of Recursion in its sole discretion, any Neuro Image Embeddings, in each case (A)-(B), solely for creating Joint Multi-Modal Models, Neuro Image Multi-Modal Embeddings [***], Joint Multi-Modal Embeddings, and Joint Multi-Modal Maps in the Neuro Field with Recursion in accordance with the Multi-Modal Research Plans. In addition, [***].
(b)Roche and its Affiliates have the right to use (and sublicense, solely to the Third Parties set forth in this Section 8.4.2(b)) all Neuro Image Data and Stage 2/3 Image Data for which it exercised an External Use Option for any and all purposes both during and after the Neuroscience Exclusivity Period; provided that, during the Neuroscience Exclusivity Period, except in the conduct of the Collaboration, Roche will not initiate research or development programs for therapeutic products in the Neuro Field primarily using or based on such Neuro Image Data or Stage 2/3 Image Data. Unless otherwise agreed by the Parties in writing, Roche and its Affiliates have the right to disclose (or provide access to) such Neuro Image Data or Stage 2/3 Image Data under appropriate conditions of confidentiality solely to [***].
1.5Use Rights for Sequencing Data and Sequencing Multi-Model Embeddings. Recursion has the right to access, solely at Roche’s discretion in accordance with Section 3.3.4, and use Sequencing Data and Sequencing Multi-Model Embeddings solely for the Collaboration and only during the Exclusivity Period(s). Roche and its Affiliates have the right to access and use Sequencing Data and Sequencing Multi-Model Embeddings for any and all purposes during and after the Exclusivity Periods.
1.6Use Rights for Joint Multi-Modal Maps, Neuro Image Multi-Modal Embeddings, and Joint Multi-Modal Embeddings. During the Neuroscience Exclusivity Period, each Party and its Affiliates have the right to use the Joint Multi-Modal Maps, Neuro Image Multi-Modal Embeddings [***] and Joint Multi-Modal Embeddings solely for the Collaboration. Following the expiration of the Neuroscience Exclusivity Period, [***].
1.7Use Rights for Joint Multi-Modal Model Architectures, MMM Know-How, Joint Multi-Modal Models, Disclosed Recursion Background ML Know-How, and Disclosed Roche Background ML Know-How.
1.1.1Each Party and its Affiliates have the sublicenseable right to use Joint Multi-Modal Model Architectures and MMM Know-How for any and all purposes both during and after the Neuroscience Exclusivity Period. Each Party and its Affiliates have the right (sublicenseable after the Neuroscience Exclusivity Period) to use the Joint Multi-Modal Models (a) during the Neuroscience Exclusivity Period, solely for the Collaboration; and (b) [***].
1.1.2Both during and after the Neuroscience Exclusivity Period, Recursion has the non-exclusive right to use for any and all purposes any Roche Background ML Know-How that is disclosed by or on behalf of Roche to Recursion in the conduct of a Multi-Modal Research Plan and that is generally applicable to building and applying machine learning algorithms, tools, or Models or user interfaces therefor or generating maps therefrom (“Disclosed Roche Background ML Know-How”). Both during and after the Neuroscience Exclusivity Period, Roche has the non-exclusive right to use for any and all purposes any Recursion Background ML Know-How that is disclosed by or on behalf of Recursion to Roche in the conduct of a Multi-Modal Research Plan and that is generally applicable to building and applying machine learning algorithms, tools, or Models or user interfaces therefor or generating maps therefrom (“Disclosed Recursion Background ML Know-How”).
1.8Use Rights for Other Collaboration Data and IP. Subject to Section 8.14, each Party and its Affiliates have the sublicenseable right to use Other Collaboration Data and Other Collaboration IP for any and all purposes both during and after the Exclusivity Periods.
1.9Licenses. Each Party hereby grants the worldwide, fully-paid licenses under its intellectual property rights (including Copyright) in the (a) Collaboration Data, other than Collaboration Insights and Program Data, and (b) Roche Background ML Know-How, Recursion Background ML Know-How and Joint Collaboration IP, in each case ((a) and (b)) that are included in rights and licenses set forth in Sections 8.1-8.8 to the extent necessary to exercise such rights and licenses, and following the expiration or earlier termination of the applicable Exclusivity Period, such licenses in this Section 8.9 shall continue (and become perpetual and irrevocable) to the extent those rights and licenses set forth in Sections 8.1-8.8 continue, per their terms, after the expiration or earlier termination of such Exclusivity Period.

1.10Additional Licenses to Roche.
1.1.1Product License. Subject to the terms and conditions of this Agreement, for each (i) Stage 3 Small Molecule Program for which Roche exercised either its Roche Lead Series Option or Roche Development Candidate Option, (ii) [***] and (iii) [***], Recursion hereby grants Roche and its Affiliates a non-transferable (except in accordance with Section 15.3), worldwide license, including the right to sublicense through multiple tiers, that is (a) exclusive (even as to Recursion) under the Recursion Licensed SM IP and Roche Optioned Technology for such program; and (b) non-exclusive under the Recursion Licensed Target IP for such program, in each case to make, use, offer for sale, sell, import and otherwise fully exploit Products and Roche Enabled Products for any and all uses (each, a “Product License”).
For each Stage 3 Small Molecule Program for which Roche exercised its [***], Roche Lead Series Option or Roche Development Candidate Option, the license grant set forth in this Section 8.10.1 shall be effective on the Option Effective Date for such option.
1.1.2Validated Target License. For each Target Validation Program for which Roche has exercised its Validated Target Option, Recursion, effective on the Option Effective Date for such option, hereby grants Roche and its Affiliates an exclusive (even as to Recursion, except as needed to perform Additional Screening Work during the applicable Additional Screening Period), non-transferable (except in accordance with Section 15.3), worldwide license, including the right to sublicense through multiple tiers, during the applicable Validated Target Exclusivity Period, under Recursion’s interest in the Collaboration Insight that initiated, and the Program Data and Program IP generated in the course of, such Target Validation Program to make, use, offer for sale, sell, import and otherwise fully exploit pharmaceutical products active against, and intended to modulate, the Validated Target validated by such Target Validation Program, in the applicable Exclusive Field (each, a “Target License”).
1.1.3Sublicenses. Roche and its Affiliates shall have the right to sublicense the rights granted under Sections 8.10.1 and 8.10.2 to Third Parties; provided that such sublicense is [***], and provided further that Roche shall remain responsible for compliance by all such Third Parties’ and its Affiliates exercising the rights granted under Sections 8.10.1 and 8.10.2 with all applicable obligations under this Agreement. Within [***] days after the execution of any sublicense agreement pursuant to which Roche or its Affiliate grants a Sublicensee rights in the Recursion Licensed IP or Roche Optioned Technology, Roche shall provide written notice to Recursion of such sublicense agreement, which notice shall include the identity of the Sublicensee and the Product(s) or Roche Enabled Product(s) that are the subject of the sublicense. For clarity, Roche’s obligations to provide Recursion with the notice set forth in the immediately preceding sentence shall not apply to any sublicense agreement with a distributor that does not grant such distributor rights in the Recursion Licensed IP or Roche Optioned Technology other than the right to distribute, market and sell Products with respect to a given country or a given Product.
1.11Additional Licenses to Recursion.
1.1.1Research License. Subject to the terms and conditions of this Agreement, Roche hereby grants to Recursion a worldwide, royalty-free, non-transferable (except in accordance with Section 15.3), non-sublicensable, non-exclusive license under the Roche IP solely to perform the activities allocated to Recursion under the Research Plans during the applicable Exclusivity Period.

1.1.2Recursion Product License. Subject to the terms and conditions of this Agreement, for (i) an Independent Stage 2 Program, (ii) an Independent Stage 3 Program or (iii) a Recursion Program, in each case (i)-(iii) for which [***], Roche hereby grants Recursion and its Affiliates an exclusive, non-transferable (except in accordance with Section 15.3), worldwide license, including the right to sublicense through multiple tiers, under the Recursion Optioned Technology, in each case to make, use, offer for sale, sell, import and otherwise fully exploit therapeutic products from such program that are consistent in scope with Products that are the subject of a Product License, and including (as applicable) Recursion Products (each, a “Recursion Product License”).
1.1.3Sublicenses. Recursion and its Affiliates shall have the right to sublicense the rights granted under Section 8.11.2 to Third Parties; provided that such sublicense is [***], and provided further that Recursion shall remain responsible for compliance by all such Third Parties’ and its Affiliates exercising the rights granted under Section 8.11.2 with all applicable obligations under this Agreement. Within [***] days after the execution of any sublicense agreement pursuant to which Recursion or its Affiliate grants a commercial sublicensee rights in the Recursion Optioned Technology, Recursion shall provide written notice to Roche of such sublicense agreement, which notice shall include the identity of the sublicensee and the product(s) that are the subject of the sublicense. For clarity, Recursion’s obligations to provide Roche with the notice set forth in the immediately preceding sentence shall not apply to any sublicense agreement with a distributor that does not grant such distributor rights in the Recursion Optioned Technology other than the right to distribute, market and sell products with respect to a given country or a given product.
1.12Use Rights for Collaboration Insights, Program Data and Program IP. Subject to the licenses set forth in Section 8.10-8.11:
1.1.1During the applicable Exclusivity Period, each Party and its Affiliates have the right to use Collaboration Insights, Program Data and Program IP solely for performance of the Collaboration (including pursuant to Section 4.2.7(d)).
1.1.2Following expiration of the applicable Exclusivity Period:
(a)Each Party may [***].
(b)Neither Party may use a Collaboration Insight that initiated, or the Program Data or Program IP generated in the course of, a (i) Small Molecule Validation Program that achieved its Validated Hit Criteria during the applicable Exclusivity Period but was not elected to progress to a Stage 3 Small Molecule Program or to an Independent Stage 3 Program or for which Roche did not provide the notice set forth in Section 4.2.7(d) or (ii) Target Validation Program that achieved its Validated Target Criteria during the applicable Exclusivity Period but for which Roche did not exercise a Validated Target Option, in each case until the latest of: [***].
(c)Neither Party may use a Collaboration Insight that initiated, or the Program Data or Program IP generated in the course of, a Stage 3 Small Molecule Program that (i) did not achieve its Lead Series Criteria during the applicable Exclusivity Period (or by the Completion Date set forth in the Research Plan for such program if it became an Extended Program); (ii) after achieving its Lead Series Criteria did not achieve its Development Candidate Criteria during the applicable Exclusivity Period (or by the Completion Date set forth in the Research Plan for such program if it became an Extended Program); (iii) that achieved its Lead Series Criteria but for which Roche did not exercise the Roche Lead Series Option and Recursion did not exercise the Recursion Option or (iv) achieved its Development Candidate Criteria during the applicable Exclusivity Period but for which Roche did not exercise the Roche Development Candidate Option and Recursion did not exercise the Recursion Option, in each case, until the later of the end [***].
(d)Following expiration of a Validated Target Exclusivity Period for a Target Validation Program for which Roche has exercised its Validated Target Option, [***].
1.13No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Copyrights, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel). Without limiting the foregoing, Recursion does not grant Roche or its Affiliates any right to use (a) any Recursion Phenomap Model under Recursion’s rights in such Recursion Phenomap Model or (b) any rights to use any Recursion Phenomap Model Architecture under Recursion’s rights in such Recursion Phenomap Model Architecture, except to the extent that Recursion, at its sole discretion, uses or incorporates such Recursion Phenomap Model Architecture(s) in such Joint Multi-Modal Model Architecture as set forth in Section 3.6.1.
1.14Exclusivity.
1.1.1Neuro Field. During the Neuroscience Exclusivity Period, Recursion and its Affiliates will not: (a) create any Phenomap [***], (b) research or develop, either for itself or a Third Party, [***], or (c) conduct any research or development, either for itself or a Third Party, [***]; in each case (a)-(c), except for the Collaboration. In addition, during the Neuroscience Exclusivity Period, Recursion and its Affiliates will not [***], any Third Party for purposes of conducting such activities in (a)-(c) (collectively, “Third Party Enablement”). For clarity, pursuant to the foregoing, Recursion will (i) [***]; (ii) in the event Recursion provides any Third Party access to a Phenomap(s), [***]; and (iii) in the event Recursion provides any Third Party with a copy of a Phenomap, [***], in each case (i)-(iii) during the Neuroscience Exclusivity Period and for purposes of conducting such activities in (a)-(c). Recursion also will [***]. Notwithstanding anything herein to the contrary, this Section 8.14.1 does not prohibit Recursion from granting a license or sublicense to develop or commercialize one or more compounds, which license does not include a field limitation; provided that such compounds were not identified pursuant to Recursion’s conduct of any of the activities that are prohibited under (a)-(c) above or pursuant to Third Party Enablement.
1.1.2[***] Field. During the [***] Exclusivity Period, Recursion and its Affiliates will not, either for themselves or for a Third Party:
(a)create Phenomaps [***];
(b)[***];
(c)[***];
(d)[***];
(e)[***];
(f)grant a license or sublicense to a Third Party that specifically includes any of such activities set forth in (a)-(e) above;

(g)provide physical materials or Know-How to a Third Party for use in any such activities set forth in (a)-(e) above; or
(h)grant a license or sublicense to a Third Party to develop or commercialize (including the right to conduct the activities set forth in (a)-(e)) a compound that (i), as of the time such license or sublicense is granted, is known by Recursion to [***].
1.1.3Validated Target. For each Validated Target validated by a Target Validation Program for which Roche has exercised its Validated Target Option, during the applicable Validated Target Exclusivity Period for such program, except for the Collaboration, Recursion shall not (a) conduct any research or development, either for itself or a Third Party, [***], or enable a Third Party to do so; or (b) use the [***] to research, develop or commercialize, either for itself or a Third Party, [***].
1.1.4Existing Recursion Products. Notwithstanding the foregoing provisions of this Section 8.14, Recursion may (a) continue its research, development and commercialization activities for those pharmaceutical products for which research and development was initiated by Recursion prior to the Effective Date and set forth on Exhibit A to the Letter Agreement (the “Existing Recursion Products”), but shall not, during the applicable Exclusivity Period, use [***] to support the research, development, or commercialization of such Existing Recursion Products; and (b) conduct, during the Neuroscience Exclusivity Period, each Independent Stage 2 Program, Independent Stage 3 Program and Recursion Program, in each case until [***], or the activities under such program are discontinued by Recursion. Notwithstanding the foregoing, Recursion will not, during the [***] Exclusivity Period, conduct the activities described in 8.14.2(b) with respect to [***].
1.1.5Exceptions.
(a)If a Third Party becomes an Affiliate of Recursion or its Affiliate or is assigned this Agreement in accordance with Section 15.3, in each case after the Effective Date through or in connection with a Change in Control (each, an “Acquisition Entity”), and as of the closing date of such transaction or thereafter during the Exclusivity Period, such Acquisition Entity is engaged or engages in activities that, if conducted by Recursion, would cause Recursion to be in breach of its exclusivity obligations set forth in this Section 8.14 (such Third Party program, a “Competing Program”), then such Acquisition Entity may continue or conduct such Competing Program after such Change in Control and such activities shall not constitute a breach of Recursion’s exclusivity obligations set forth in this Section 8.14; provided that such new Acquisition Entity conducts such Competing Program independently of the activities of this Agreement [***]; and
(b)If, during the applicable Exclusivity Period, Recursion or its Affiliate acquires a majority of the Voting Stock of, the power, directly or indirectly, to elect a majority of the members of the Board of Directors of, or all or substantially all of the assets of a Third Party (such Third Party, an “Acquired Entity”) that, as of the date of such transaction, has a Competing Program, then Recursion or its Affiliate or its new Acquired Entity will have [***] from the closing date of such transaction to wind down or complete the Divestiture of such Competing Program and shall cease all activities with respect to such Competing Program if it has not completed such Divestiture within such period (it being understood that Recursion or its Affiliate or its new Acquired Entity may thereafter continue its efforts to complete Divestiture), and their conduct of such

Competing Program during such [***] period shall not be deemed a breach of the exclusivity obligations set forth in this Section 8.14; provided that Recursion, its Affiliate or such new Acquired Entity conducts such Competing Program during such [***] period independently of the activities of this Agreement [***]. “Divestiture”, as used in this Section 8.14.5(b), means the sale or transfer of all rights to the Competing Program, as applicable, to a Third Party; [***].
1.15Removal of Selected Small Molecules from Recursion Libraries. Recursion will remove or block each Recursion Small Molecule that Roche moves forward into a [***], unless and until [***].
1.16Product Trademarks.
1.1.1Roche shall have the sole right to determine the Product Trademarks to be used with respect to the exploitation of the Collaboration Products on a worldwide basis. Recursion shall not, and shall not permit its Affiliates to, [***].
1.1.2Recursion shall have the sole right to determine the Trademarks to be used with respect to the exploitation of the Recursion Products on a worldwide basis (such Trademarks, excluding, in any event, any Trademarks, service marks, names or logos that include any corporate name or logo of a Party or its Affiliates or Sublicensees, “Recursion Product Trademarks”). Roche shall not, and shall not permit its Affiliates to, [***].
ARTICLE 9
Intellectual Property
1.1Disclosure of Certain IP. During the applicable Exclusivity Period [***], (a) Roche shall promptly disclose to Recursion any Recursion Platform Improvement IP of which it becomes aware, (b) Recursion shall promptly disclose to Roche any Roche Platform Improvement IP of which it becomes aware, and (c) each Party shall promptly disclose to the other Party any Joint Collaboration IP of which it becomes aware. During the Term, Recursion shall promptly disclose to Roche all Recursion Licensed IP (including any that become Controlled by Recursion after the Effective Date). In addition, during the Term, Recursion shall provide a reasonable description to Roche of any Patents or Know-How that would be Recursion Licensed IP if Roche agreed to reimburse Recursion for the payment obligations described in Section 1.43 with respect to the applicable sublicense (or other right) (“Available”), along with such payment obligations and any other obligations associated with receiving a sublicense under such Patent or Know-How rights, promptly after Recursion first obtains access to such Patents or Know-How (collectively, the “New IP Notice”). Roche shall [***].
1.2Ownership.
1.1.1Each Party will continue to own any Patents, Copyrights and Know-How that it owned prior to the Effective Date or that it creates or obtains independently of this Agreement, including Recursion Background ML Know-How for Recursion and Roche Background ML Know-How for Roche.
1.1.2Subject to the licenses set forth in ARTICLE 8, (a) Recursion shall solely own all Phenomaps created under ARTICLE 3 and Recursion Collaboration IP, (b) Roche shall solely own all Roche Platform Improvement IP, (c) [***], and (d) ownership of all other Inventions shall, as between the Parties, be determined based on which Party or Party(ies) discovered, conceived, or first reduced to practice or created or authored such other Inventions with each Party having sole ownership of such Inventions solely discovered, conceived or first reduced to practice or created or authored by or on behalf of such Party, and the Parties jointly owning all such Inventions jointly discovered, conceived or first reduced to practice or created or authored by or on behalf of the Parties (with each Party having an equal, undivided interest therein) (such jointly owned Inventions, together with the Joint Collaboration IP, “Joint IP”). The determination of whether the Inventions described in clause (d) are discovered, conceived, or first reduced to practice or created or authored by or on behalf of a Party for purposes of allocating proprietary rights therein shall, for purposes of this Agreement, be made in accordance with the United States patent and copyright laws and other Applicable Laws in the United States.
1.1.3Subject to the obligations, licenses and restrictions of this Agreement, including ARTICLE 8, each Party has the right to practice, license, sublicense, assign, transfer and otherwise exploit such Party’s interest in the Program IP and Joint IP (including Patents and Copyrights therein) for any and all purposes on a worldwide basis without restriction, and without the consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, such Party’s interest in the Program IP and Joint IP, throughout the world, necessary to provide the other Party with the foregoing rights.
1.3Assignment and Cooperation. The assignments necessary to accomplish the ownership provisions set forth in Section 9.2 are hereby made, and each Party shall execute such further documentation as may be necessary or appropriate and provide reasonable assistance and cooperation to implement the provisions of Section 9.2. Without limiting the foregoing, each Party agrees to execute such documents, render such assistance, and take such other action as the other Party may reasonably request, to apply for, register, perfect, confirm, and protect the other Party’s rights in such Know-How and intellectual property rights (including Patents and Copyrights) therein to effect the intent of Section 9.2. Each Party shall require, to the extent legally possible under relevant national or local laws, all of its employees, Affiliates and subcontractors to assign (or otherwise convey rights) to such Party its right, title and interests in any Patents, Copyrights and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or subcontractor in the performance of activities pursuant to the Research Plans, and to cooperate with such Party in connection with obtaining Patent or Copyright protection therefor.
1.4Prosecution and Maintenance.
1.1.1Control.
(a)As between the Parties, (i) Recursion shall, at its expense, control and make decisions with respect to Prosecution and Maintenance of Patents and Copyrights within the Recursion Licensed IP, Phenomaps created under ARTICLE 3, or Recursion Collaboration IP; and (ii) Roche shall, at its expense, control and make decisions with respect to Prosecution and Maintenance of Patents and Copyrights within the Roche Platform Improvement IP.
(b)[***].
(c)During a Stage 3 Small Molecule Program, Recursion shall, at its expense, have the first right to control Prosecution and Maintenance of Patents within Program IP generated under such Stage 3 Small Molecule Program and the Validation Program therefor with input from Roche, through a mutually agreed-upon outside Patent counsel firm (the “Outside Patent Counsel”); provided that (i) if the Parties disagree on a particular filing issue, they will consult with such Outside Patent Counsel, and if they still cannot reach agreement, [***] and (ii)

following exercise of a Roche Lead Series Option or Roche Development Candidate Option for such Stage 3 Small Molecule Program, Roche will have the [***] right [***] to control, at its expense and using counsel selected in its discretion, Prosecution and Maintenance of such Patents with [***]. Recursion shall, at its expense, have the right for each Recursion Program and, following commencement of hit-to-lead activities, each Independent Program, to control Prosecution and Maintenance of Patents and Copyrights within the intellectual property generated under such Recursion Program or Independent Program (the “Independent IP”), through Outside Patent Counsel; provided that [***]. In the event that Roche does not exercise its [***], as applicable, Recursion shall, at its expense, have the first right to control Prosecution and Maintenance of the Patents and Copyrights within the Program IP generated under such Stage 3 Small Molecule Program and the Validation Program therefor, and the sole right to control the Prosecution and Maintenance of the Patents and Copyrights within the Independent IP from such Recursion Program or Independent Program, in each case using counsel selected in its discretion.
(d)Each Party shall, at its expense, have the right to control Prosecution and Maintenance of Patents and Copyrights within the Joint IP that such Party invented, solely or jointly; provided that if both Parties desire to control Prosecution and Maintenance for Patents and Copyrights within the Joint IP that was jointly invented, Roche shall have the first right to Prosecute and Maintain such Patents and Copyrights, at its expense. If Recursion decides not to Prosecute and Maintain any Recursion Licensed Patent or a Patent within the Program IP, Recursion will notify Roche in writing at least [***] days prior to any relevant deadline or filing or response date, and Roche shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance of such Patent at its expense. If a Party decides not to Prosecute and Maintain any Patent or Copyright within the Joint IP that it has the right to Prosecute and Maintain pursuant to this Section 9.4.1, such Party will notify the other Party in writing at [***] days prior to any relevant deadline or filing or response date, and the other Party shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance of such Patent or Copyright at its expense. If Roche decides not to Prosecute and Maintain in a country any Patent within the Program IP [***] for which it has the first right to control Prosecution and Maintenance, and such Patent is the only Patent in such country that includes a claim directed to a composition of matter of a Program Molecule or Derivative, Roche will notify Recursion in writing at least [***] days prior to any relevant deadline or filing or response date and Recursion shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance of such Patent at its expense.
1.1.2Cooperation. The Prosecuting and Maintaining Party shall provide the other Party with copies of draft Patent and Copyright applications directed to Program IP or Joint IP and drafts of substantive official correspondence with patent or copyright offices for the Prosecution and Maintenance of such Patents and Copyrights sufficiently in advance (where reasonable) for the other Party to comment and will consider such comments in good faith.
1.1.3Further Acts. At the requesting Party’s expense, each Party will reasonably cooperate with and assist each other in the Prosecution and Maintenance of Patents and Copyrights within the Recursion Licensed IP, Program IP and Joint IP, including making scientists and scientific records reasonably available and using its reasonable efforts to have documents signed as necessary in connection with such Prosecution and Maintenance.
1.5CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that that term is defined in 35 USC § 100(h), and as it applies to inventions as set forth in 35 USC § 102(c) (AIA) or 35 USC § 103(c) (pre-AIA), and may be used for the purpose of overcoming a rejection of a claimed invention within the Program IP or Joint IP pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c). In the event that either Party intends to overcome a rejection of any other claimed invention outside the Program IP or Joint IP pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c), such Party shall first obtain the prior written consent of the other Party.
1.6Patent Term Extension. Notwithstanding anything to the contrary in Section 9.4, as between the Parties, with respect to each Product or Roche Enabled Product, [***]. In addition, on Recursion’s request, Roche and Recursion shall have a good faith discussion as to [***]. In the event that Recursion desires to file a patent term extension for any Recursion Licensed Patent for a product other than a Product or Roche Enabled Product in any jurisdiction, then [***]. For clarity, any patent term extensions for any Recursion Licensed Patent will be in the name of Recursion.
1.7Patent Listings. [***] Regulatory Authorities in the Territory relating to any Collaboration Products, including as required or allowed under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents.
1.8Enforcement and Defense of IP; Defense of Third Party Infringement Claims.
1.1.1Notice. Each Party shall promptly notify the other Party upon learning of any (a) actual or suspected infringement or misappropriation by a Third Party of the Recursion Licensed IP with respect to a Product or of the Program IP or Joint IP; or (b) claim by a Third Party of invalidity, unpatentability (including any reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party), unenforceability or non-infringement (or non-misappropriation) of the Program IP or Joint IP or a Patent (or Know-How), in each case within the Recursion Licensed IP, claiming or describing a Product (or a component thereof) or its use or method of manufacture (each, an “Infringement”).
1.1.2Enforcement and Defense of IP.
(a)Control. As between the Parties, Roche shall have the first right, but not the obligation, to determine the appropriate course of action to enforce or defend the Recursion Licensed IP, Program IP or Joint IP, as applicable, against the Infringement or otherwise to abate the Infringement of, to take (or refrain from taking) appropriate action to enforce, to defend, to control any litigation or other enforcement or defense action, and to enter into, or permit, the settlement of any such litigation or other enforcement or defense action with respect to any Infringement. If Roche elects to not take any steps to abate (including, as applicable, to enforce or defend the applicable Patents against) such Infringement, Roche agrees to notify Recursion within [***] days after a Party provides notice of such Infringement pursuant to Section 9.8.1, and Recursion shall then have the right (but not the obligation) to take action to enforce or defend the Recursion Licensed IP, Program IP or Joint IP, as applicable, against such Infringement, or otherwise abate such Infringement; provided, however, [***]. The non-controlling Party shall cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party) at the controlling Party’s expense, including, if necessary, by being joined as a party, and the Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action. Notwithstanding the foregoing, if Roche fails to exercise any of its options, prior to its last-to-expire option, to obtain licenses hereunder with respect to a Validation Program or a Stage 3 Small Molecule

Program that generated particular Program IP, then Recursion shall have the first right to enforce or defend such Program IP against an Infringement, and this Section 9.8.2(a) shall apply, mutatis mutandis, replacing reference to “Roche” with references to “Recursion” and references to “Recursion” with references to “Roche” with respect to such Infringements and Program IP.
(b)Settlement. The Party controlling any action described in Section 9.8.2(a) shall not settle or consent to an adverse judgment (including any judgment that affects the scope, validity or enforcement of any Recursion Licensed IP, Program IP or Joint IP, as applicable) without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld), unless such settlement or judgment does not (A) impose any financial obligation upon the non-controlling Party or (B) limit the scope of or invalidate any Recursion Licensed IP, Program IP or Joint IP.
(c)Damages. Any recovery realized as a result of any action described in Section 9.8.2(a) (whether by way of settlement or otherwise) shall be first, allocated to [***]. Any remainder after such reimbursement is made shall be allocated [***].
1.1.3Defense of Third Party Infringement Claims. In the event that a claim is brought against either Party alleging the infringement, violation or misappropriation of any Third Party intellectual property right based on the manufacture, use, sale or importation of a Product(s), Roche Enabled Product(s) or Recursion Product(s), the Parties shall promptly meet to discuss the defense of such claim, and the Parties shall, as appropriate, enter into a joint defense agreement with respect to the common interest privilege protecting communications regarding such claim in a form reasonably acceptable to the Parties.
ARTICLE 10
Confidentiality and Non-Disclosure
1.1Definition. “Confidential Information” of a Party means the confidential or proprietary information (of whatever kind and in whatever form or medium, including copies thereof) disclosed by or on behalf of such Party or its Affiliate to the other Party or its Affiliate in connection with this Agreement, whether prior to or during the Term, including Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement. Notwithstanding the foregoing, (a) [***]; (b) [***]; (c) [***]; and (d) all other Know-How generated under this Agreement is the Confidential Information of the Party that owns such Know-How pursuant to Section 9.2. For the avoidance of doubt, [***].
1.2Exclusions Regarding Confidential Information. Notwithstanding anything in this ARTICLE 10 to the contrary, Confidential Information of a Party shall not include information that the other Party can demonstrate:
1.1.1was already known to the other Party, other than under an obligation of confidentiality, at the time of receipt by such other Party;
1.1.2was generally available to the public or otherwise part of the public domain at the time of its receipt by the other Party;

1.1.3became generally available to the public or otherwise part of the public domain after its receipt by the other Party other than through any act or omission of such other Party in breach of this Agreement;
1.1.4was received by the other Party without an obligation of confidentiality from a Third Party having no obligation to not disclose such information;
1.1.5was independently developed by or for the other Party without use of or reference to the Confidential Information of the disclosing Party; or
1.1.6was released from the restrictions set forth in this Agreement by express prior written consent of the disclosing Party.
1.3Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] years thereafter, a Party shall (i) except to the extent expressly permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party or use for any purpose any Confidential Information of the other Party; and (ii) take reasonable precautions to protect the Confidential Information of the other Party from unauthorized use or disclosure (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted). Without limiting the foregoing, Roche acknowledges that the Existing Product Information is the Confidential Information of Recursion and is of a highly confidential nature. Accordingly, Roche agrees that: Existing Product Information will be governed by this ARTICLE 10; Roche will not use the Existing Product Information for any purpose other than confirming compliance with Section 8.14 (the “Purpose”) and specifically will not use the Existing Product Information for purposes of informing its own development and commercialization efforts; Roche shall not disclose Existing Product Information to any Third Party or any employee or personnel of Roche or its Affiliates, except for those employees or personnel of Roche or its Affiliates who have a need to know such information for the Purpose and who are bound by obligations of confidentiality, non-use and non-disclosure at least as restrictive as those in ARTICLE 10.
1.4Authorized Disclosures of Confidential Information. A Party may use and disclose the Confidential Information of the other Party as follows:
1.1.1if required by law, rule or governmental regulation, provided that the Party seeking to disclose the Confidential Information of the other Party (a) uses all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (b) whenever possible, request confidential treatment of such information;
1.1.2to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent or Copyright within the Program IP or Joint IP in accordance with this Agreement;
1.1.3as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Collaboration Products or Recursion Products, as applicable, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information;

1.1.4to the extent reasonably necessary for purposes of performing its obligations or exercising its rights under this Agreement, to employees, Affiliates, sublicensees, collaborators, vendors, consultants, advisers, agents, attorneys, contractors and clinicians under written obligations of confidentiality and non-use of the Confidential Information consistent with the confidentiality provisions of this Agreement as they apply to such Party. Further, the receiving Party may disclose Confidential Information of the disclosing Party to existing or bona fide potential acquirers, merger partners, collaborators, sublicensees and sources of financing or to professional advisors (e.g., attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or sublicense and under appropriate conditions of confidentiality, provided that such disclosures are limited to only such information that is strictly necessary for such purpose and made under a written agreement by those permitted individuals to maintain such Confidential Information in strict confidence.
1.5Information Security Incident.
1.1.1Notification. A Party shall provide to the other Party written notice within [***] Business Days of such Party’s confirmation of an Information Security Incident with respect to the other Party’s Confidential Information. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred with respect to the other Party’s Confidential Information, then the Party shall promptly notify the other Party of such suspected actual or suspected Information Security Incident.
1.1.2Non-Disclosure. Except to the extent required by Applicable Law, neither Party shall disclose any information related to an actual or suspected Information Security Incident of the other Party’s Confidential Information to any Third Party without the other Party’s prior written consent.
1.6Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes the Non-Disclosure Agreement between Recursion and FHLR, dated November 9, 2020, as amended, (the “NDA”) and that certain Letter Agreement between the Parties, dated December 1, 2021 (the “Letter Agreement”), and the Parties agree that disclosures made prior to the Effective Date pursuant to the NDA and the Letter Agreement shall be subject to the provisions of this ARTICLE 10.
1.7[***].
1.8No License. Subject to the second sentence of Section 10.1, as between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under ARTICLE 8 and the rights granted under Section 10.7, under any intellectual property rights now or hereinafter held by the disclosing Party.
1.9Publicity. Following the Effective Date, Recursion may issue a press release concerning the execution of this Agreement in the form attached hereto as Exhibit D. Recursion may include [***].

1.10Subsequent Releases. Subject to Sections 10.9 and 10.12, (a) Recursion may not issue any other press releases or other public statements or announcement concerning this Agreement, the subject matter hereof, or the research, development or commercial results of products hereunder (a “Release”) without Roche’s prior written consent unless it pertains solely to an Independent Program or Recursion Program [***] and does not reference Roche by name; and (b) Roche may [***], in each case, such consent to not be unreasonably withheld, conditioned, or delayed (provided that inclusion of the financial terms set forth herein in such Release shall be an appropriate reason to withhold such consent). Each Party shall provide such consent (or explain why it is withholding consent) within [***] weeks of receipt of a proposed Release from the other Party.
1.11Approved Releases. If a Release requires consent pursuant to Section 10.10, once consent has been given both Parties may make subsequent public disclosure of the contents of such Release (or the press release issued pursuant to Section 10.9) without the further approval of the Party whose consent was required; provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions or in a form or manner that materially alters the subject matter therein.
1.12Releases Required by Law or Regulation. Each Party may issue any Release it is required to issue by Applicable Law (including rules of any applicable securities exchange); provided that if the issuing Party seeks to disclose any of the other Party’s Confidential Information in such Release it (a) informs the other Party prior to making any such Release (in no event less than [***] weeks prior to the anticipated date of disclosure) so as to permit such other Party the opportunity to comment thereon or seek to obtain a protective order or other confidential treatment preventing or limiting the required disclosure, and (b) discloses only such Confidential Information of the other Party that it is advised by counsel is legally required to be disclosed in such Release. To the extent such other Party seeks to obtain a protective order or other confidential treatment to prevent or limit the required disclosure, the issuing Party shall reasonably assist such other Party, but shall not be required to delay such Release beyond the requirements of the Applicable Law.
1.13Publications. Notwithstanding Sections 10.9 through 10.12, the following shall apply with respect to papers and presentations proposed by the Parties:
1.1.1Publications Containing a Party’s Confidential Information. Subject to Section 10.13.2, neither Party may make, publish, or disclose any paper or presentation that discloses Confidential Information of the other Party without the other Party’s prior written approval.
1.1.2Publications During the Exclusivity Periods. With respect to any paper or presentation proposed by either Party during the applicable Exclusivity Period that contains Confidential Information of the other Party (whether sole or joint), such publishing Party cannot make, publish or disclose such paper or presentation within such Exclusivity Period without the non-publishing Party’s prior written approval, not to be unreasonably withheld, delayed or conditioned, in accordance with Section 10.13.4; provided that Roche shall not be required to obtain Recursion’s consent to publish Roche Optioned Technology and Recursion shall not be required to obtain Roche’s consent to publish Recursion Optioned Technology. Each Party shall adhere to standard academic practice regarding authorship of scientific publications and recognition of the contribution of the other Party for any publication or presentation that includes such Data or Know-How.
1.1.3Publications Following the Exclusivity Periods. With respect to any paper or presentation proposed by a Party that will be disclosed after the applicable

Exclusivity Period and contains Collaboration Insights, Program Data, Other Collaboration Data or Know-How within the Program IP or Joint IP (in each case other than Recursion Optioned Technology, Roche Optioned Technology, Joint Multi-Modal Models or Stage 2/3 Image Data), so long as such paper or presentation does not contain any other Confidential Information (whether sole or joint) of the non-publishing Party, the publishing Party shall be free to make, publish and disclose such papers and presentations at its discretion. If such publication does include other Confidential Information of the non-publishing Party, such publishing Party cannot make, publish or disclose such paper or presentation without the non-publishing Party’s prior written approval, not to be unreasonably withheld, delayed or conditioned, in accordance with Section 10.13.4. Notwithstanding anything to the contrary in this Section 10.13.3, [***].
1.1.4Review and Approval Procedure. With respect to any paper or presentation proposed by a Party for publication during the applicable Exclusivity Period that includes Confidential Information of the other Party, or proposed by a Party for publication following the applicable Exclusivity Period that includes such other Confidential Information of the other Party described in Section 10.13.3, the non-publishing Party shall have the right to review and approve any such proposed paper or presentation. The publishing Party shall submit to the other Party the proposed publication or presentation (including, without limitation, posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least [***] days ([***] days for abstracts) prior to the date of submission for publication or the date of presentation, whichever is earlier, of any such submitted materials. The non-publishing Party shall review such submitted materials and respond to the publishing Party as soon as reasonably possible, but in any case within [***] days ([***] days for abstracts) of receipt thereof. At the request of the non-publishing Party, the publishing Party shall (a) delete from such proposed publication or presentation any Confidential Information (or if after the Exclusivity Period, any such other Confidential Information described in Section 10.13.3) of the non-publishing Party; and (b) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***] days) to permit the non-publishing Party to seek appropriate intellectual property protection; provided that, notwithstanding subsection (a), [***]. Once a publication has been approved by the non-publishing Party, the publishing Party may make subsequent public disclosure of the contents of such publication without the further approval of the non-publishing Party; provided that such information remains accurate as of such time.
1.14No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “Recursion,” “Genentech” or “Roche”, as applicable, or any other trade name, symbol, logo or Trademark of the other Party or its Affiliates in connection with the performance of this Agreement, except to the extent required by Applicable Law. Notwithstanding the foregoing, [***].
ARTICLE 11
Representations, Warranties and Covenants
1.1Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:
1.1.1it is validly organized under the laws of its jurisdiction of incorporation;
1.1.2it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

1.1.3the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;
1.1.4it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;
1.1.5the performance of its obligations will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party; and
1.1.6it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions, discoveries, creations and works discovered or created by such employees, consultants or agents made within the scope of and during their employment or in the course of providing services for such Party, subject only to the intellectual property policies of universities or academic institutions to the contrary to which any academic consultants of Recursion are bound, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.
1.2Recursion Additional Representations, Warranties and Covenants. Recursion also represents, warrants and covenants to Roche that:
1.1.1as of the Effective Date, it has the legal right and power to grant the licenses, rights, and interests granted to Roche hereunder;
1.1.2it has not granted and will not grant during the Term, any right, license or interest in or to the Recursion Licensed IP or Program IP, or any portion thereof, that conflicts with the rights granted to Roche herein;
1.1.3as of the Effective Date, (a) it owns the entire right, title and interest in the Recursion Platform and [***];
1.1.4as of the Effective Date, the Existing Recursion Licensed IP [***] the licenses granted to Roche hereunder, except for the fees payable pursuant to those agreements set forth on Exhibit E, as may be amended from time to time (collectively, “Existing Third Party In-License Agreements”);
1.1.5as of the Effective Date, Recursion has not entered into any agreements with any Third Party, other than the Existing Third Party In-License Agreements, under which Know-How or Patent rights with respect to the Recursion Platform are licensed (or an option to such license is granted) to Recursion or any Third Party;
1.1.6as of the Effective Date, to the actual knowledge of Recursion, no activities of any Third Parties are infringing or threatening to infringe or misappropriating or threatening to misappropriate any Recursion Licensed IP (including any pending patent applications and registrations therein as if such applications or registrations were to issue or become registered);
1.1.7as of the Effective Date, Recursion has no actual knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings that [***] as contemplated under this Agreement;

1.1.8Recursion shall maintain all agreements with Third Parties to which it is a party as of the Effective Date [***], as applicable, and not amend, waive or otherwise modify such agreements in a [***] hereunder without Roche’s prior written consent;
1.1.9Recursion shall use the same degree of diligence to protect the confidentiality of the Know-How within the Recursion Licensed IP as it uses to protect its other proprietary information of similar importance, but in all cases at least a reasonable degree of care;
1.1.10as of the Effective Date, Recursion is actively conducting, and intends to continue actively conducting, research, development or commercialization programs for each of the Existing Recursion Products and Recursion will promptly provide Roche written notice in the event Recursion decides to permanently cease actively conducting any such program (or divests such program);
1.1.11as of the Effective Date, to the knowledge of Recursion, the Recursion Platform does not contain or incorporate [***]. The foregoing warranty is not applicable in relation to open source components licensed under the GNU General Public License v3.0 that are merely used as an independent program; and
1.1.12as of the Effective Date, neither Recursion nor any of its Affiliates has been debarred or is subject to debarment and neither Recursion nor any of its Affiliates will knowingly use in any capacity, in connection with the services to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA, or who is the subject of a conviction described in such section. Recursion agrees to inform Roche in writing immediately if it is, or becomes aware that any individual or entity that is performing activities by or on behalf of Recursion hereunder is, debarred or is the subject of a conviction described in Section 306, or if, to the knowledge of Recursion and its Affiliates, any action, suit, claim, investigation or legal or administrative proceeding is pending or is threatened, relating to the debarment or conviction of Recursion or any individual or entity that is performing activities by or on behalf of Recursion hereunder.
1.3Roche Additional Representations, Warranties and Covenants. Roche also represents, warrants and covenants to Recursion that as of the Effective Date:
1.1.1Roche has the legal right and power to grant the licenses, rights, and interests granted to Recursion hereunder;
1.1.2Roche has no actual knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings that [***] as contemplated under this Agreement; provided, however, that nothing in this Section 11.3 shall be interpreted as requiring Roche to have obtained any freedom to operate opinion;
1.1.3Roche owns all entire right, title and interest in the Roche IP and Materials (including Roche Proprietary Genetic Variant Data and Materials and Roche Small Molecules) provided by Roche, or otherwise has the rights therein sufficient to permit Recursion to use such Roche IP and Materials as contemplated under this Agreement.
1.4Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, (A) EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE; AND (B) MATERIALS PROVIDED UNDER SECTION 3.11 ARE PROVIDED “AS IS”.
ARTICLE 12
Indemnification
1.1Indemnification by Recursion. Subject to Section 12.3, Recursion shall indemnify, defend and hold each of Roche, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing, harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Loss” or “Losses”) as a result of any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) arising out of (a) breach by Recursion of this Agreement, (b) the gross negligence or willful misconduct on the part of Recursion or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement or (c) the research, development, manufacture or commercialization of therapeutic products from an Independent Program or Recursion Products, by or on behalf of Recursion hereunder, except, in each case, to the extent such Losses are caused by the acts set forth in Sections 12.2(a)-(c) below.
1.2Indemnification by Roche. Subject to Section 12.3, Roche shall indemnify, defend and hold each of Recursion, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing, harmless from and against any and all Losses as a result of any Third Party Claims arising out of (a) breach by Roche of this Agreement, (b) the gross negligence or willful misconduct on the part of Roche or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement or (c) the research, development, manufacture or commercialization of Collaboration Products by or on behalf of Roche hereunder, except, in each case, to the extent such Losses are caused by the acts set forth in Sections 12.1(a)-(c) above.
1.3Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 12.3 with regard to such action, but the omission to deliver notice to the Indemnitor shall not otherwise relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise under this ARTICLE 12. Only Roche and Recursion may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder. The Indemnitor shall have the right to control the defense thereof with counsel of its choice and reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon reasonable advice from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee as part of Losses. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this ARTICLE 12 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed. The Indemnitor shall not, without the written consent of the Indemnitee, effect any settlement of any Third Party Claims, unless such settlement is solely for monetary damages and includes an unconditional release of the Indemnitee from all liability on claims that are the subject matter of such proceeding.

1.4Insurance. During the Term and for [***] years thereafter, each Party shall maintain commercial general liability insurance (i) combined single limit for bodily injury and property damage liability, in the minimum amount per occurrence of [***] per occurrence and [***] in the aggregate, (ii) workers’ compensation insurance, according to Applicable Law and (iii) employers’ liability insurance, in the minimum amount of [***], all commencing as of the Effective Date; provided, however, Roche has the right, in its sole discretion, to self-insure, in part or in whole, for any such coverage. The insurance policies for such coverage shall be an occurrence form, but if only a claims made form is available to a Party, such Party shall maintain such coverage for at least [***] years after the later of (a) termination or expiration of this Agreement or (b) such Party has no further obligations under this Agreement. Insurance coverage shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better. On written request, Recursion shall provide to Roche certificates of insurance evidencing the insurance coverage required under this Section 12.4. Each Party agrees to waive its right of subrogation with respect to workers’ compensation claims. The limits of a Party’s insurance or self-insurance coverage shall not limit the Party’s liability, including under the indemnification provisions of this Agreement.
1.5Limitation of Damages. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EXCEPT IN RESPECT OF [***].
ARTICLE 13
Term; Termination
1.1Agreement Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect through the Exclusivity Period and until the date of expiration of the last payment obligation hereunder for the last Collaboration Product or Recursion Product (such period, the “Term”), at which time this Agreement shall expire.
1.2Termination by Either Party for Material Breach. Either Party may terminate this Agreement in its entirety, or with respect to a particular Exclusive Field, Product License, Target License or Recursion Product License that is the subject of such material breach, by written notice to the other Party for any material breach of this Agreement by the other Party if such material breach is not cured within [***] days after the breaching Party receives written notice of such breach from the non-breaching Party; [***]. Notwithstanding anything to the contrary herein, [***]. For the avoidance of doubt, where the uncured material breach is solely related to a particular Exclusive Field, Product License, Target License or Recursion Product License, as applicable, any termination right shall be limited to that Exclusive Field, Product License, Target License or Recursion Product License, as applicable and not to the Agreement in its entirety. In the event of an uncured material breach by Recursion that is solely related to a Stage 3 Small Molecule Program for which Roche has not exercised its Roche Lead Series Option or Roche Development Candidate Option (but for which the last-to-expire option period has not expired), [***].
1.3Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***] days. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 13.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 13.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.
1.4Elective Termination.
1.1.1Roche shall have the right to terminate this Agreement in its entirety or with respect to a particular Exclusive Field(s), Product License or Target License at any time, in each case at its sole discretion by providing written notice to Recursion; such termination to be effective [***] days after such notice.
1.1.2Recursion shall have the right to terminate this Agreement with respect to a particular Recursion Product License at any time, in each case at its sole discretion by providing written notice to Roche; such termination to be effective [***] days after such notice.
1.5Effects of Termination.
1.1.1Accrued Rights and Obligations. Expiration or termination of this Agreement for any reason shall not release either Party from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.
1.1.2Exclusivity Periods. Upon any termination of this Agreement in its entirety, [***].
1.1.3Additional Consequences if Termination within [***] Years. Following any termination of this Agreement, in its entirety or with respect to an Exclusive Field, that is effective prior to the [***] anniversary of the Effective Date, [***].
1.1.4Effects of Termination for Roche’s Uncured Material Breach or Roche’s Elective Termination. In the event of a termination by Recursion pursuant to Section 13.2 or by Roche pursuant to Section 13.4.1, the following shall apply upon the effective date of such termination:
(a)[***].
(b)[***].
(c)[***].

1.1.5Effects of Termination for Recursion’s Uncured Material Breach or Recursion’s Elective Termination. In the event of a termination by Roche pursuant to Section 13.2 or by Recursion pursuant to Section 13.4.2, the following shall apply upon the effective date of such termination:
(a)[***].
(b)[***].
(c)[***].
1.1.6Effects of Termination for Insolvency or Bankruptcy. In the event of termination by either Party pursuant to Section 13.3, [***].
1.1.7[***].
(a)In certain cases of termination specifically set forth in this ARTICLE 13, within [***] days following the effective date of such termination, [***].
(b)In certain cases of termination specifically set forth in this ARTICLE 13, within [***] days following the effective date of such termination, [***].
1.1.8Collaboration Wind-Down.
(a)[***] Wind-Down. In the event of a termination of this Agreement in its entirety or with respect to an Exclusive Field, [***].
(b)[***] Wind-Down. Upon expiration of the Neuroscience Exclusivity Period or any termination of the Agreement in its entirety or with respect to the Neuro Field, [***].
1.1.9[***].
1.1.10Survival. [***]
ARTICLE 14
Dispute Resolution
1.1Disputes. Recursion and Roche recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof (each, a “Dispute”), may from time to time arise during the Term between the Parties. Unless otherwise specifically recited in this Agreement [***], such Disputes between Recursion and Roche will be resolved as recited in this ARTICLE 14. A Dispute shall first be referred to the Alliance Managers for both Parties for attempted resolution. If the Alliance Managers are unable to resolve the Dispute within [***] days following the date of such referral (as evidenced in a writing identifying the subject matter of the Dispute and referencing this Section 14.1), either Recursion or Roche may, by written notice to the other, have such Dispute referred to the Head of Global Pharma Partnering and the Chief Corporate Development Officer of Recursion (or their designees who have been duly authorized to resolve such Dispute) for attempted resolution through good faith discussions. In the event the designated officers, or their respective designees, are not able to resolve such dispute within [***] days of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 14.2.

1.2Arbitration.
1.1.1Rules. Except as otherwise expressly provided in this Agreement (including under Section 14.3), the Parties agree that any Dispute subject to the resolution process set forth in Section 14.1 but not resolved internally by the Parties in accordance therewith shall be resolved through binding arbitration conducted by JAMS in accordance with the then prevailing Commercial Arbitration Rules & Procedures of JAMS (for purposes of this ARTICLE 14, the “Rules”), except as modified nin this Agreement, applying the substantive law specified in Sections 14.3 and 15.1.
1.1.2Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator within [***] days of their election. All three (3) arbitrators shall serve as neutrals and have at least [***] years of (a) dispute resolution experience (including judicial experience) or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in San Francisco, CA.
1.1.3Procedures; Awards. Unless agreed otherwise by the Parties, the Parties shall have [***] days from the appointment of the last to be appointed of the three (3) arbitrators to submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [***] Business Days of such submission. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of Applicable Law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, damages against any Party that are prohibited under Section 12.5.
1.1.4Costs. [***].
1.1.5Interim Equitable Relief. Notwithstanding anything to the contrary in Section 14.1 or this Section 14.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this ARTICLE 14, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction with respect to the Dispute pending the arbitrators’ final resolution of such Dispute under this Section 14.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.
1.1.6Protective Orders; Arbitrability. The Parties shall maintain the confidentiality of the arbitration proceedings under this Section 14.2.6, including the hearing, except as may be required by law or judicial decision, and all such arbitration proceedings and decisions of the arbitrators shall be deemed Confidential Information of both Parties under ARTICLE 10. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.
1.3Subject Matter Exclusions. Notwithstanding the provisions of Section 14.2, any Dispute not resolved internally by the Parties pursuant to Section 14.1 that involves the validity or infringement of a Patent or Copyright (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office or Copyright Office or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.
1.4Continued Performance. Provided that this Agreement has not terminated or expired and subject to Section 14.2.5, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.
ARTICLE 15
Miscellaneous
1.1Choice of Law. This Agreement (including the arbitration provisions of Section 14.2) shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.
1.2Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and shall be effective (a) on the date of delivery, if delivered in person; (b) [***] days after the date mailed if mailed by first class certified mail return receipt requested, postage prepaid to a destination within the same jurisdiction; (c) [***] days after the date mailed if mailed by registered or certified mail return receipt requested, postage prepaid to a destination outside the jurisdiction of the Party sending the notice; or (d) on the date of receipt, if sent by private express courier. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 15.2 by sending written notice to the other Party. Notwithstanding the foregoing, notices required to be provided to a Party’s Alliance Manager may be provided solely by email to such Alliance Manager’s email address.
If to Roche:    Genentech, Inc.
[***]
1 DNA Way
South San Francisco, CA 94080
And
F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
4070 Basel
Switzerland
    [***]
with a required copy (which shall not constitute notice) to:

Genentech, Inc.
[***]
1 DNA Way
South San Francisco, CA 94080
Email address: to be provided by Alliance Manager

If to Recursion:    Recursion Pharmaceuticals, Inc.
    41 S Rio Grande Street
    Salt Lake City, UT 84101
    Attn: Legal Department
    Email: to be provided by Alliance Manager

with a required copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati
28 State Street, 37th Floor
Boston, MA 02019
[***]
1.3Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (i) [***] or (ii) [***]. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] days of execution of such assignment. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns. Any attempted assignment not in accordance with this Section 15.3 shall be null and void.
1.4Independent Contractors. The Parties are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.
1.5Actions of Affiliates. Each Party may exercise its rights or perform its obligations under this Agreement personally or through one or more Affiliates, provided that such Party shall nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations and obligations set forth in this Agreement.
1.6Force Majeure. Neither Party shall be deemed to have breached this Agreement for failure to perform its obligations under this Agreement to the extent such failure results from causes beyond the reasonable control of the affected Party, such causes including acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, epidemics, [***], omissions or delays in action by any governmental authority, acts of a government or agency thereof and judicial orders or decrees, and any deadline or time period affected by such a force majeure event or a Party’s failure to perform resulting therefrom shall be extended automatically by the number of days equal to the number of days that such force majeure or failure persisted. If such a force majeure event occurs, the Party unable to perform shall promptly notify the other Party of the occurrence of such event, and the Parties shall meet (in person or telephonically) promptly thereafter to discuss the circumstances relating thereto. The Party unable to perform shall [***].
1.7Integration. Except to the extent expressly provided herein, this Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement, including the NDA as set forth in

Section 10.6. In the event of any conflict or inconsistency between the body of this Agreement and an Exhibit, the terms and conditions of the body of this Agreement shall prevail.
1.8Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.
1.9Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.
1.10No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.
1.11Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.
1.12Interpretation. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (f) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging); (g) references to any specific law, rule or regulation, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; (h) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (i) all references to “Sublicensees” shall include all Sublicensees of Sublicensees through multiple tiers of sublicensing; (j) the singular shall include the plural and vice versa; (k) the word “or” has the inclusive meaning represented by the phrase “and/or”, unless the context otherwise requires; (l) all references to days, months, quarters or years are references to calendar days, calendar months, Calendar Quarters, or Calendar Years; and (m) neither Party or its Affiliates shall be deemed to be acting “on behalf of” the other Party.

1.13Compliance with Laws. In fulfilling its obligations under this Agreement each Party agrees to comply with all Applicable Law.
1.14Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached .pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.
[Signature page follows – the rest of this page intentionally left blank.]

IN WITNESS WHEREOF, Recursion and Roche have executed this Agreement by their respective officers hereunto duly authorized, effective as of the Effective Date.

RECURSION PHARMACEUTICALS, INC.
By: /s/ Christopher Gibson Name: Christopher Gibson Title: Co-Founder and CEO

GENENTECH, INC.
By: /s/ Authorized Signatory Name: [***] Title:

F. HOFFMANN-LA ROCHE LTD
By: /s/ Authorized Signatory Name: [***] Title:	By: /s/ Authorized Signatory Name: [***] Title:
[Signature Page to Collaboration and License Agreement]

Exhibit A
Authorized Subcontractors

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

* [***]

Exhibit B
Initial Criteria

[***]

Exhibit C
Initial Research Plan for Initial Neuroscience Phenomaps and [***] Phenomaps

[***]

Exhibit D
Press Release
[***]

Exhibit E
Existing Third-Party In-License Agreements

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]